  As filed with the Securities and Exchange Commission on November 16, 2001
                                                 Securities Act File No. 33-8021
                                        Investment Company Act File No. 811-4801

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [x]
          PRE-EFFECTIVE AMENDMENT NO.                             [_]

          POST-EFFECTIVE AMENDMENT NO. 34                         [x]

                                     and/or
     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [x]

          AMENDMENT NO. 31

                       (Check appropriate box or boxes)

                            SUNAMERICA EQUITY FUNDS
              (Exact Name of Registrant as Specified in Charter)

                             The SunAmerica Center
                         733 Third Avenue - 3rd Floor
                           New York, NY  10017-3204
               (Address of Principal Executive Office)(Zip Code)

      Registrant's telephone number, including area code: (800) 858-8850

                                Robert M. Zakem
                   Senior Vice President and General Counsel
                       SunAmerica Asset Management Corp.
                             The SunAmerica Center
                         733 Third Avenue - 3rd Floor
                           New York, NY  10017-3204
                   (Name and Address for Agent for Service)

                                   Copy to:
                             Margery K. Neale, Esq
                              Shearman & Sterling
                             599 Lexington Avenue
                              New York, NY  10022

          Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

          It is proposed that this filing will become effective (check appropriate box)

               [X] immediately upon filing pursuant to paragraph (b)
               [ ] on November 16, 2001 pursuant to paragraph (b)
               [_] 60 days after filing pursuant to paragraph (a)(1)
               [_] on (date) pursuant to paragraph (a)(1)
               [_] 75 days after filing pursuant to paragraph (a)(2)
               [_] on (date) pursuant to paragraph (a)(2) of Rule 485.

          If appropriate, check the following box:
               [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

         January 30, 2002                                          PROSPECTUS


SUNAMERICA EQUITY FUNDS


        SunAmerica Blue Chip Growth Fund


        SunAmerica Growth Opportunities Fund


        SunAmerica New Century Fund


        SunAmerica Growth and Income Fund


        SunAmerica Balanced Assets Fund


        SunAmerica "Dogs" of Wall Street Fund


        SunAmerica International Equity Fund


    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                          Table of Contents
--------------------------------------------------------------------------------

FUND HIGHLIGHTS.................  2
SHAREHOLDER ACCOUNT INFORMATION. 16
MORE INFORMATION ABOUT THE FUNDS 26
  Fund Investment Strategies.... 26
  Glossary...................... 28
    Investment Terminology...... 28
    Risk Terminology............ 30
FUND MANAGEMENT................. 31
FINANCIAL HIGHLIGHTS............ 32

         Fund Highlights
----------------------------

         Q&A


      Blue chip represents common stock of a nationally known company that has a reputation for quality management, products and services.


      Market capitalization represents the total market value of the outstanding securities of a corporation. For specific market capitalization ranges, see page 3.

      When deemed appropriate by the Adviser, a fund may engage in active trading when it frequently trades its portfolio securities to achieve its investment goal.

      The "growth" oriented philosophy to which the Blue Chip Growth, Growth Opportunities and New Century Funds subscribe and the Growth and Income Fund, Balanced Assets Fund and International Equity Fund partly subscribe--that of investing in securities believed to offer the potential for capital appreciation--focuses on securities that are considered: to have a historical record of above-average earnings growth; to have significant potential for earnings growth; to have above-average earnings growth or value, or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.

      The "value" oriented philosophy to which the "Dogs" of Wall Street Fund subscribes and the Growth and Income Fund and International Equity Fund partly subscribe--that of investing in securities believed to be undervalued in the market--reflects a contrarian approach, in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of large, well known companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have generally been overlooked by the market.
      Conservation of principal is a goal which aims to invest in a manner that tries to protect the value of your investment against market movements and other economic events.
      "High-quality" bonds have a very strong capacity to pay interest and repay principal. These bonds are rated within the two highest rating categories by at least two nationally recognized rating services or unrated securities of comparable investment quality.
      The strategy of "international" investing that the International Equity Fund follows involves investing in at least three countries outside of the United States, and may incorporate, in any combination, elements of value investing, growth investing, and country allocation.
      "Country Allocation" is an investment strategy by which an Adviser purchases securities based on research involving investment opportunities in particular countries or regions, as opposed to opportunities in particular industries or types of stocks. This research may include, but is not limited to, data and forecasts about general regional economic strength, political and economic stability, and valuation of currency.
The following questions and answers are designed to give you an overview of SunAmerica Equity Funds (the "Trust") and to provide you with information about the Trust's separate Funds and their investment goals, principal strategies and principal investment techniques. There can be no assurance that any Fund's investment goal will be met or that the net return on an investment in a Fund will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided in the chart, under "More Information About the Funds," on pages 26 and 27, and the glossary that follows on pages 28-30.

Q: What are the Funds' investment goals, strategies and techniques?
A:

                                         Principal
                            Investment   Investment           Principal Investment
           Fund                Goal       Strategy                 Techniques
           ----            ------------ ------------- ------------------------------------

Blue Chip Growth Fund      capital      growth        active trading of equity securities
                           appreciation               of Blue Chip companies that
                                                      demonstrate the potential for
                                                      capital appreciation, issued by
                                                      large-cap companies. Under
                                                      normal market conditions
                                                      invests, at least 65%, in such
                                                      securities.

Growth Opportunities Fund  capital      growth        active trading of equity securities
                           appreciation               that demonstrate the potential
                                                      for capital appreciation, issued
                                                      generally by mid-cap companies

New Century Fund           capital      growth        active trading of equity securities
                           appreciation               that demonstrate the potential
                                                      for capital appreciation, without
                                                      regard to market capitalization

Growth and Income Fund     capital      growth and    active trading of equity securities
                           appreciation value         issued by companies of any size,
                           and                        that pay dividends, demonstrate
                           current                    the potential for capital
                           income                     appreciation and/or are believed
                                                      to be undervalued in the market

Balanced Assets Fund       capital      asset         active trading partly in equity
                           appreciation allocation    securities that demonstrate the
                           and          and growth    potential for capital appreciation
                           conservation               issued by companies with market
                           of principal               capitalization of over $1.5 billion,
                                                      and partly in high-quality bonds

"Dogs" of Wall Street Fund total return value         employs a "buy and hold"
                           (including                 strategy with thirty high
                           capital                    dividend yielding equity
                           appreciation               securities selected annually from
                           and current                the Dow Jones Industrial
                           income)                    Average and the broader market

International Equity Fund  capital      international active trading of equity securities
                           appreciation               and other securities with equity
                                                      characteristics of non-U.S. issuers
                                                      located in at least three countries
                                                      other than the U.S. and selected
                                                      without regard to market
                                                      capitalization. Under normal
                                                      market conditions invests, at
                                                      least 65%, in such securities.

--------------------------------------------------------------------------------

   Additional Information About
   "Dogs" of Wall Street Fund Techniques

     The "Dogs" of Wall Street Fund annually selects thirty high dividend yielding common stocks, consisting of (1) the ten highest yielding stocks in the Dow Jones Industrial Average and (2) the twenty other highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have market capitalizations of at least $1 billion and have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends. The annual selection of the thirty stocks that meet these criteria will take place no later than January 15, on the basis of information as of the preceding December 31st. Immediately after the "Dogs" of Wall Street Fund buys and sells stocks, it will hold an equal value of each of the thirty stocks. In other words, the "Dogs" of Wall Street Fund will invest 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the "Dogs" of Wall Street Fund, the Adviser will invest the additional funds in the pre-selected stocks based on each stock's respective percentage of the fund's assets at the time.

     The "Dogs" of Wall Street Fund employs a "buy and hold strategy." This means that the stocks in the "Dogs" of Wall Street Fund's portfolio over the course of the year will not change, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. However, due to changes in the market value of the stocks held by the "Dogs" of Wall Street Fund, it is likely that the weighting of the stocks in the Fund's portfolio will fluctuate throughout the course of the year.

   Additional Information About the
   New Century Fund Techniques


     The New Century Fund will invest in companies and market sectors believed to offer rapid growth opportunities and trends. These dynamic economic sectors rapidly develop and evolve through, or as a result of, technological advancement and innovation. Examples of these sectors may include computer systems and software, internet, broadcasting, telecommunications, publishing, health care, specialty pharmaceuticals, biotechnology, electronics, data storage and security. The New Century Fund may also invest in companies the Adviser believes will experience strong growth in traditional economic sectors, such as retail services, apparel, leisure, banking, household products, and food. The relative size of the Fund's investments in different sectors will vary from time to time, and at times an industry mentioned above may not be represented in the Fund's holdings.


   Market Capitalization Ranges


     Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the market capitalization ranges prescribed by the Style Box categories designed by Morningstar, Inc. Morningstar, Inc. may change the Style Box market capitalization ranges over time as market conditions and broad market valuations vary. The Funds' market capitalization ranges will change as the Morningstar categories vary. Currently, these market capitalization ranges are as follows: $1.4 billion or less for the Small-Cap category; between $1.4 billion and $8.7 billion for the Mid-Cap category; and $8.7 billion or more for the Large-Cap category.


Q. What are the principal risks of investing in the Funds?


A: The following section describes the principal risks of each Fund, while the chart on pages 26 and 27 describes various additional risks.


   Risks of Investing in Equity Securities--All Funds

     The Blue Chip Growth, Growth Opportunities, New Century, Growth and Income, "Dogs" of Wall Street and International Equity Funds invest primarily in equity securities. In addition, the Balanced Assets Fund invests significantly in equity securities. As with any equity fund, the value of your investment in any of these Funds may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions--for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen. In addition, individual stocks selected for any of these Funds may underperform the market generally.

         Fund Highlights
----------------------------


   Additional Principal Risks--All Funds

     Shares of the Funds are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Fund will be able to achieve its investment goals. If the value of the assets of a Fund goes down, you could lose money.

   Additional Risks Specific to the Growth Opportunities, New Century, Growth and Income, Balanced Assets and International Equity Funds

     Stocks of small-cap companies, and to a lesser extent, mid-cap companies may be more volatile than, and not as readily marketable as, those of larger companies.



   Additional Risks Specific to the Balanced Assets Fund

     As with any bond fund, the value of your investment in the Balanced Assets Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Movements in the bond market generally may affect the Balanced Assets Fund's performance.

     An issuer of securities held in the Balanced Assets Fund's portfolio may not be able to honor its financial obligations, including its obligations to the Balanced Assets Fund.

   Additional Risks Specific to the "Dogs" of Wall Street and International Equity Funds

     These Funds are organized as "non-diversified" funds. As non-diversified funds, they can invest a larger portion of assets in the stock of a single company than can some other mutual funds. By concentrating in a smaller number of stocks, the Funds' risk is increased because the effect of each stock on its performance is greater.

   Additional Risks Specific to the "Dogs" of Wall Street Fund

     The Fund will not deviate from its strategy (except to the extent necessary to comply with federal tax laws). If the Fund is committed to a strategy that is unsuccessful, the Fund will not meet its investment goal. Because the Fund will not use certain techniques available to other mutual funds to reduce stock market exposure, the Fund may be more susceptible to general market declines than other mutual funds.

   Additional Risks Specific to the International Equity Fund

     While investing internationally may reduce your risk by increasing the diversification of your overall portfolio, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

--------------------------------------------------------------------------------

Q: How have the Funds performed historically?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual returns to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Fund will perform in the future. Performance information for Class I is not shown because it has not had one full calendar year of operation.

BLUE CHIP GROWTH FUND    (CLASS B)


   [CHART]                            During the 10-year period shown in the
'92     8.46%                         bar chart, the highest return for a quarter
'93    19.39%                         was 30.21% (quarter ended 12/31/99) and
'94    -4.76%                         the lowest return for a quarter was
'95    31.04%                         -20.12% (quarter ended 9/30/01).
'96     9.67%
'97    30.25%
'98    27.36%
'99    43.86%
'00   -15.03%
'01   -21.39%



Average Annual Total Returns                                                     Class A    Class II
(as of the calendar year ended                      Past One Past Five Past Ten   Since      Since
December 31, 2001)                                    Year     Years    Years*  Inception* Inception*
Blue Chip Growth Fund**                    Class A  -25.37%    9.21%       N/A     9.86%        N/A
                                           Class B  -25.33%    9.50%    11.05%       N/A        N/A
                                           Class II -22.84%      N/A       N/A       N/A     -4.06%
                                           Class I      N/A      N/A       N/A       N/A        N/A
S&P 500(R) Index***                                 -11.88%   10.70%    12.93%    13.84%     -2.43%
Russell 1000(R) Growth Index****                    -20.92%    8.27%    10.79%    12.69%     -8.31%
Morningstar Large-Cap Growth Category*****          -23.63%    8.24%    10.03%    11.17%     -4.98%
Russell 1000(R) Index******                         -12.45%   10.49%    12.85%    13.48%     -2.01%


   *Inception Date - Class A: 10/08/93; Class B: 03/13/85; Class II: 02/02/99;
    Class I: 11/16/01
  **Includes sales charges.
 ***The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

****The Russell 1000(R) Growth Index measures the performance of those Russell
    1000 companies with higher price-to-book ratios and higher forecasted growth values.


*****Developed by Morningstar, the Morningstar Large-Cap Growth Category currently reflects a group of 1037 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Fund.


******TheRussell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $13 billion; the median market capitalization was approximately $3.8 billion. The smallest company in the index had an approximate market capitalization of 1.4 billion.

         Fund Highlights
----------------------------

The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual returns to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Fund will perform in the future.

GROWTH OPPORTUNITIES FUND    (CLASS A)


                                    [CHART] During the 10-year period shown in the
'92     12.45%                              bar chart, the highest return for a quarter
'93     10.80%                              was 55.18% (quarter ended 12/31/99) and
'94     -4.79%                              the lowest return for a quarter was
'95     35.05%                              -26.35% (quarter ended 3/31/01).
'96     12.48%
'97     13.68%
'98     23.15%
'99     89.03%
'00     -2.56%
'01    -33.08%



Average Annual Total Returns                                                      Class B    Class II
(as of the calendar year ended                     Past One   Past Five Past Ten   Since      Since
December 31, 2001)                                   Year       Years    Years*  Inception* Inception*
Growth Opportunities Fund**              Class A      -36.94%  10.22%    11.35%       N/A        N/A
                                          (less than)/TC
                                         Class B      -36.85%  10.46%       N/A    10.23%        N/A
                                         Class II     -34.91%     N/A       N/A       N/A      2.66%
                                         Class I          N/A     N/A       N/A       N/A        N/A
S&P 500(R) Index***                                   -11.88%  10.70%    12.93%     13.84     -2.43%
Russell Mid-Cap(R) Growth Index****                   -20.16%   9.02%    11.11%     11.46      1.19%
Morningstar Mid-Cap Growth Category*****             -21. 28%   8.44%    10.30%    12.27%      5.28%


    *Inception Date - Class A: 01/28/87; Class B: 10/04/93; Class II: 02/02/99;
     Class I: 11/16/01
   **Includes sales charges.
  ***The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.



****The Russell Mid-Cap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.




*****Deveopeed by Morningstar, the Morningstar Mid-Cap Growth Category currently reflects a group of 688 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Fund.

--------------------------------------------------------------------------------


NEW CENTURY FUND    (CLASS A)


                                    [CHART] During the 10-year period shown in the
'92      20.12%                             bar chart, the highest return for a quarter
'93      13.89%                             was 60.23% (quarter ended 12/31/99)
'94       4.73%                             and the lowest return for a quarter was
'95      50.16%                             -27.74% (quarter ended 9/30/01).
'96      14.92%
'97       3.34%
'98      12.71%
'99      84.57%
'00     -18.58%
'01     -31.93%



Average Annual Total Returns                                                  Class B    Class II   Class Z
(as of the calendar year ended                   Past One Past Five Past Ten   Since      Since      Since
December 31, 2001)                                 Year     Years    Years*  Inception* Inception* Inception*
New Century Fund**                      Class A  -35.85%    2.34%    10.75%       N/A       N/A        N/A
                                        Class B  -35.76%    2.72%       N/A     8.37%       N/A        N/A
                                        Class II -33.74%      N/A       N/A       N/A     3.49%        N/A
                                        Class I      N/A      N/A       N/A       N/A       N/A        N/A
                                        Class Z  -31.54%    4.15%       N/A       N/A       N/A      4.34%
Morningstar Aggressive Growth Objective
Category***                                      -20.21%    7.40%     9.70%    11.60%     7.73%      9.39%
Russell 3000(R) Growth Index****                 -19.63%    7.72%    10.38%    12.03%     2.42%      8.55%


     *Inception Date: Class A: 01/28/87; Class B: 09/24/93; Class II: 02/02/98;
      Class I: 11/16/01; Class Z: 10/07/96
    **Includes sales charges.



***Developed by Morningstar, the Morningstar Aggressive Growth Objective
   Category currently reflects a group of 245 mutual funds that have portfolios with median market capitalizations, price/earning ratios, and price/book ratios similar to those at the Fund.


****The Russell 3000(R) Growth Index measures the performance of those Russell
    3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

         Fund Highlights
--------------------------------------------------------------------------------


The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual returns to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Fund will perform in the future. Performance information for Class I is not shown because it has not had one full calendar year of operation.


    GROWTH AND INCOME FUND  (CLASS B)

             [CHART]

        '95       33.94%      During the 7-year period shown in the bar
        '96       26.33%      chart, the highest return for a quarter was
        '97       29.39%      23.48% (quarter ended 12/31/99) and the
        '98       22.63%      lowest return for a quarter was -19.79%
        '99       32.48%      (quarter ended 9/30/01).
        '00      -11.48%
        '01      -22.03%


Average Annual Total Returns                     Past    Class A    Class B    Class II   Class Z
(as of the calendar year ended          Past One Five     Since      Since      Since      Since
December 31, 2001)                        Year   Years  Inception* Inception* Inception* Inception*
 Growth and Income Fund**      Class A   -26.10%  7.11%   12.70%        N/A       N/A        N/A
                               Class B   -25.93%  7.41%      N/A     12.97%       N/A        N/A
                               Class II  -23.59%    N/A      N/A        N/A     2.08%        N/A
                               Class I       N/A    N/A      N/A        N/A       N/A        N/A
                               Class Z   -21.04%    N/A      N/A        N/A       N/A      0.87%
 S&P 500(R) Index***                     -11.88% 10.70%   15.50%     15.19%     5.49%      8.32%
 Mornginstar Large-Cap Blend
 Category****                            -13.68%  8.87%   13.07%     12.79%     4.30%      1.25%


  *Inception Date: Class A: 07/01/94; Class B: 07/06/94; Class II: 02/02/98;
   Class I: 11/16/01; Class Z: 04/15/98
 **Includes sales charges.
***The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

*****Developed by Morningstar, the Morningstar Large-Cap Blend Growth Category currently reflects a group of 1,295 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Fund.

--------------------------------------------------------------------------------

BALANCED ASSETS FUND    (CLASS B)


                                    [CHART] During the 10-year period shown in
                                            thebar chart, the highest return for a
'92     0.0545                              quarterwas 15.40% (quarter ended
'93     0.1417                              12/31/98) andthe lowest return for a
'94    -0.0257                              quarter was-12.60% (quarter ended
'95     0.2695                              9/30/01).
'96      0.083
'97     0.2337
'98     0.2259
'99     0.2093
'00    -0.1023
'01    -0.1458


Average Annual Total Returns                                                        Class A    Class II
as of the calendar year ended                          Past One Past Five Past Ten   Since      Since
December 31, 2001)                                       Year     Years    Years*  Inception* Inception*
Balanced Assets Fund**                        Class A  -19.20%    6.34%       N/A     7.98%        N/A
                                              Class B  -19.08%    6.65%     8.57%       N/A        N/A
                                              Class II -16.53%      N/A       N/A       N/A      4.35%
                                              Class I      N/A      N/A       N/A       N/A        N/A
S&P 500(R) Index***                                    -11.88%   10.70%    12.94%    13.85%     -2.44%
Morningstar Domestic Hybrid Category****                -4.01%    7.01%     8.98%     8.52%      1.72%
Lehman Brothers Intermediate
Government Index*****                                     8.41    7.06%     6.65%     6.24%      6.39%
Balanced Assets Blended Benchmark Index******           -3.65%    9.79%    10.89%    11.16%      1.17%
Lehman Brothers Aggregate Bond Index*******               8.42     7.43      7.23      6.69       6.20

    *Inception Date: Class A: 09/24/93; Class B: 01/29/85; Class II 02/02/99;
     Class I: 11/16/01
   **Includes sales charges.
  ***The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.



****Developed by Morningstar, the Morningstar Domestic Hybrid category currently reflects a group of 837 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Fund.


*****The Lehman Brothers Intermediate Government Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government in the intermediate maturity range.


******TheBalanced Assets Blended Benchmark Index is comprised of the S&P 500
         Index (60%) and Lehman Brothers Corporate Bond Index (40%).


*******TheLehman Brothers Aggregate Bond Index represents securities that are domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

"DOGS" OF WALL STREET FUND     (CLASS A)


                                    [CHART] During the 3-year period shown in the
                                            barchart, the highest return for a
'99     -0.0743                             quarter was15.50% (quarter ended
'00      0.0203                             6/30/99) and thelowest return for a
'01      0.0769                             quarter was -10.23%(quarter ended
                                            3/31/00).



 Average Annual Total Returns                        Past One Class A, B and II
 (as of the calendar year ended December 31, 2001)     Year   Since Inception*
 "Dogs" of Wall Street Fund**               Class A    1.51%       -1.19%
                                            Class B    1.79%       -1.03%
                                            Class II   4.82%       -0.54%
 S&P 500(R) Index***                                  11.88%        1.66%
 Russell 1000(R) Value Index****                      -5.59%        3.25%
 Wilshire Large Cap Value Index*****                  -8.17%        0.69%
 Morningstar Legal Cap Value Category******           -5.37%        2.79%

    *Inception Date: Class A, B and II: 06/08/98
   **Includes sales charges.
  ***The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a
     widely recognized, unmanaged index of common stock prices.
 ****The Russell 1000(R) Value Index measures the performance of those Russell
     1000 companies with lower price-to-book ratios and lower forecasted growth values.
*****The Wilshire Large Cap Value Index measures large-cap stocks that exhibit value characteristics. This is a market cap weighted index including a selection of securities from the Wilshire Large Cap 750 Index that meet Wilshire's criteria for value.

******Developed by Morningstar, the Morningstar Large-Cap Value Category currently reflects a group of 905 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Fund.


  10


         Fund Highlights
----------------------------

--------------------------------------------------------------------------------


The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual returns to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Fund will perform in the future. Performance information for Class I is not shown because it has not had one full calendar year of operation.


INTERNATIONAL EQUITY FUND1    (CLASS B)


                                    [CHART] During the 5-year period shown in the bar
'97      -3.47%                             chart, the highest return for a quarter was
'98       9.60%                             28.03% (quarter ended 12/31/99) and the
'99      32.67%                             lowest return for a quarter was -17.69%
'00     -20.60%                             (quarter ended 9/30/01).
'01     -29.91%



Average Annual Total Returns                                         Class A
(as of the calendar year ended                                     and Class B  Class II
December 31, 2001)                              Past One Past Five    Since      Since
                                                  Year     Years   Inception*  Inception*
International Equity Fund**            Class A  -33.94%   -5.43%     -5.22%         N/A
                                       Class B  -33.69%   -5.24%     -4.89%         N/A
                                       Class I      N/A      N/A        N/A         N/A
                                       Class II -31.61%      N/A        N/A      -5.36%
MSCI EAFE Index***                              -21.21%    1.17%      0.90%       1.56%
Morningstar Foreign Stock Category****          -21.93%    2.34%      2.70%       2.45%


   *Inception Date: Class A and B: 11/19/96; Class II: 03/06/97; Class I:
    11/16/01
  **Includes sales charges.
 ***The MSCI EAFE Index consists of foreign companies located in developed markets of 21 different countries of Europe, Australia, Asia and the Far East.

****Developed by Morningstar, the Morningstar Foreign Stock Category currently reflects a group of 892 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Fund.

 /1/Performance information shown is that of the International Equity Portfolio series of SunAmerica Style Select Series, Inc., which was reorganized into the Fund on November 16, 2001 (the "International Equity Reorganization"). The Fund commenced operations upon consummation of the International Equity Reorganization. The Fund is the successor to the International Equity Portfolio of Style Select Series, Inc.

         Fund Highlights
----------------------------

Q: What are the Funds' expenses?

A: The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.



                                                                 Blue Chip                         Growth Opportunities
                                                              Growth Fund(5)                              Fund(5)
                                                  ----------------------------------      ----------------------------------
                                                  Class A Class B Class II Class I(5)(8)  Class A Class B Class II Class I(5)(8)
                                                  ------- ------- -------- -------------  ------- ------- -------- -------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM
 YOUR INVESTMENT)
Maximum Sales Charge Load                          5.75%   4.00%   2.00%        None       5.75%   4.00%   2.00%        None
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)/(1)/          5.75%    None   1.00%        None       5.75%    None   1.00%        None
 Maximum Deferred Sales Charge (Load) (as a
  percentage of amount redeemed)/(2)/               None   4.00%   1.00%        None        None   4.00%   1.00%        None
 Maximum Sales Charge (Load)
  Imposed on Reinvested Dividends                   None    None    None        None        None    None    None        None
 Redemption Fee/(3)/                                None    None    None        None        None    None    None        None
 Exchange Fee                                       None    None    None        None        None    None    None        None
Maximum Account Fee                                 None    None    None        None        None    None    None        None
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM FUND ASSETS)
Management Fees                                    0.75%   0.75%   0.75%       0.75%       0.75%   0.75%   0.75%       0.75%
 Distribution [and/or Service] (12b-1) Fees/(4)/   0.35%   1.00%   1.00%        None       0.35%   1.00%   1.00%        None
 Other Expenses                                    0.33%   0.34%   0.41%       0.68%       0.33%   0.35%   0.35%       0.74%
Total Annual Fund Operating Expenses Before
 Expense Reimbursement                             1.43%   2.09%   2.16%       1.43%       1.43%   2.10%   2.10%       1.49%
Expense Reimbursement                                 --      --      --       0.10%          --      --      --       0.16%
Net Expenses                                       1.43%   2.09%   2.16%       1.33%/(6)/  1.43%   2.10%   2.10%       1.33%/(6)/


                                                                        New Century
                                                                           Fund
                                                  --------------------------------------------------
                                                  Class A Class B Class II    Class I(5)(8)  Class Z(8)
                                                  ------- ------- --------    -------------  ----------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM
 YOUR INVESTMENT)
Maximum Sales Charge Load                          5.75%   4.00%   2.00%           None         None
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)/(1)/          5.75%    None   1.00%           None         None
 Maximum Deferred Sales Charge (Load) (as a
  percentage of amount redeemed)/(2)/               None   4.00%   1.00%           None         None
 Maximum Sales Charge (Load)
  Imposed on Reinvested Dividends                   None    None    None           None         None
 Redemption Fee/(3)/                                None    None    None           None         None
 Exchange Fee                                       None    None    None           None         None
Maximum Account Fee                                 None    None    None           None         None
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM FUND ASSETS)
Management Fees                                    0.75%   0.75%   0.75%          0.75%        0.75%
 Distribution [and/or Service] (12b-1) Fees/(4)/   0.35%   1.00%   1.00%           None         None
 Other Expenses                                    0.32%   0.32%   0.44%          0.57%        1.03%
Total Annual Fund Operating Expenses Before
 Expense Reimbursement                             1.42%   2.07%   2.19%          1.32%        1.78%
Expense Reimbursement                                 --      --      --             --        0.87%
Net Expenses                                       1.42%   2.07%   2.19%/(7)/     1.32%/(6)/   0.91%/(6)/


(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class II shares applies only if shares are redeemed within eighteen months of their purchase. See pages 16 and 17 for more information about the CDSCs.

(3) A $15.00 fee may be imposed on wire and overnight mail redemptions.

(4) Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


(5) "Other Expenses," "Total Annual Fund Operating Expenses Before Expense Reimbursement" and "Expense Reimbursement" are estimated based upon efficiencies from the acquisition of the North American Funds on November 16, 2001.

         Fund Highlights
----------------------------




                     Growth and                                     Balanced                           "Dogs" of Wall
                   Income Fund(5)                                Assets Fund(5)                          Street Fund
-----------------------------------------------      ----------------------------------      ------------------------------
Class A Class B Class II Class I(5)(8)  Class Z(8)   Class A Class B Class II Class I(5)(8)  Class A     Class B     Class II
------- ------- -------- -------------  ----------   ------- ------- -------- -------------  -------     -------     --------

 5.75%   4.00%   2.00%        None         None       5.75%   4.00%   2.00%        None       5.75%       4.00%       2.00%

 5.75%    None   1.00%        None         None       5.75%    None   1.00%        None       5.75%        None       1.00%

  None   4.00%   1.00%        None         None        None   4.00%   1.00%        None        None       4.00%       1.00%

  None    None    None        None         None        None    None    None        None        None        None        None
  None    None    None        None         None        None    None    None        None        None        None        None
  None    None    None        None         None        None    None    None        None        None        None        None
  None    None    None        None         None        None    None    None        None        None        None        None

 0.73%   0.73%   0.73%       0.73%        0.73%       0.73%   0.73%   0.73%       0.73%       0.35%       0.35%       0.35%

 0.35%   1.00%   1.00%        None         None       0.35%   1.00%   1.00%        None       0.35%       1.00%       1.00%
 0.34%   0.32%   0.34%       0.68%        6.90%       0.35%   0.33%   0.38%       0.77%       0.61%       0.50%       0.52%

 1.42%   2.05%   2.07%       1.41%        7.63%       1.43%   2.06%   2.11%       1.50%       1.31%       1.85%       1.87%
    --      --      --       0.09%        6.70%          --      --      --       0.17%       0.36%       0.25%       0.27%
 1.42%   2.05%   2.07%       1.32%/(6)/   0.93%/(6)/  1.43%   2.06%   2.11%       1.33%/(6)/  0.95%/(6)/  1.60%/(6)/  1.60%/(6)/


               International Equity
                     Fund(5)
---------------------------------------------
Class A     Class B     Class II    Class I(5)(8)
-------     -------     --------    -------------

 5.75%       4.00%       2.00%           None

 5.75%        None       1.00%           None

  None       4.00%       1.00%           None

  None        None        None           None
  None        None        None           None
  None        None        None           None
  None        None        None           None

 1.00%       1.00%       1.00%          1.00%

 0.35%       1.00%       1.00%           None
 0.58%       0.58%       0.59%          0.89%

 1.93%       2.58%       2.59%          1.89%
 0.03%       0.03%       0.04%          0.09%
 1.90%/(6)/  2.55%/(6)/  2.55%/(6)/     1.80%/(6)/



(6) The Board of Trustees, including a majority of the Independent Trustees, approved the Investment Advisory and Management Agreement subject to the net expense ratios set forth above. SunAmerica will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses Before Expense Reimbursement be higher than the net expense ratio. SunAmerica may not increase such ratios, which are contractually required by agreement with the Board of Trustees, without the approval of the Trustees, including a majority of the Independent Trustees. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Trustees, including a majority of the Independent Trustees.


(7) SunAmerica is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratio for Class II shares of the New Century Fund does not exceed 2.14%. The expense waivers and fee reimbursements will continue indefinitely, but may be terminated at any time.

(8) Class I and Class Z are offered exclusively to participants in certain employee retirement plans and other programs.

         Fund Highlights
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeemed your investment at the end of the periods indicated:


                                      1 Year 3 Years 5 Years 10 Years
                                      ------ ------- ------- --------

           BLUE CHIP GROWTH FUND
            (Class A shares).........  $712  $1,001  $1,312   $2,190
            (Class B shares)*........   612     955   1,324    2,252
            (Class II shares)........   417     769   1,248    2,568
            (Class I shares).........   135     421     729    1,601

           GROWTH OPPORTUNITIES FUND
            (Class A shares).........  $712  $1,001  $1,312   $2,190
            (Class B shares)*........   613     958   1,329    2,260
            (Class II shares)........   411     751   1,218    2,507
            (Class I shares).........   135     421     729    1,601

           NEW CENTURY FUND
            (Class A shares).........  $711  $  999  $1,307   $2,179
            (Class B shares)*........   610     949   1,314    2,234
            (Class II shares)**......   420     778   1,263    2,598
            (Class I shares).........   134     418     723    1,590
            (Class Z shares).........    93     290     504    1,120

           GROWTH AND INCOME FUND
            (Class A shares).........  $711  $  999  $1,307   $2,179
            (Class B shares)*........   608     943   1,303    2,218
            (Class II shares)........   408     742   1,202    2,476
            (Class I shares).........   134     418     723    1,590
            (Class Z shares).........    95     296     515    1,143

           BALANCED ASSETS FUND
            (Class A shares).........  $712  $1,001  $1,312   $2,190
            (Class B shares)*........   609     946   1,308    2,228
            (Class II shares)........   412     754   1,223    2,517
            (Class I shares).........   135     421     729    1,601

           "DOGS" OF WALL STREET FUND
            (Class A shares).........  $666  $  860  $1,070   $1,674
            (Class B shares)*........   563     805   1,071    1,726
            (Class II shares)........   361     600     962    1,981

           INTERNATIONAL EQUITY FUND
            (Class A shares).........  $757  $1,138  $1,542   $2,669
            (Class B shares)*........   658   1,094   1,555    2,727
            (Class II shares)........   456     886   1,442    2,956
            (Class I shares).........   183     566     975    2,116

         Fund Highlights
----------------------------


If you did not redeem your shares:

                                                  1 Year 3 Years 5 Years 10 Years
                                                  ------ ------- ------- --------

BLUE CHIP GROWTH FUND
  (Class A shares)...............................  $712  $1,001  $1,312   $2,190
  (Class B shares)*..............................   212     655   1,124    2,252
  (Class II shares)..............................   317     769   1,248    2,568
  (Class I shares)...............................   135     421     729    1,601

GROWTH OPPORTUNITIES FUND
  (Class A shares)...............................  $712  $1,001  $1,312   $2,190
  (Class B shares)*..............................   213     658   1,129    2,260
  (Class II shares)..............................   311     751   1,218    2,507
  (Class I shares)...............................   135     421     729    1,601

NEW CENTURY FUND
  (Class A shares)...............................  $711  $  999  $1,307   $2,179
  (Class B shares)*..............................   210     649   1,114    2,234
  (Class II shares)**............................   320     778   1,263    2,598
  (Class I shares)...............................   134     418     723    1,590
  (Class Z shares)...............................    93     290     504    1,120

GROWTH AND INCOME FUND
  (Class A shares)...............................  $711  $  999  $1,307   $2,179
  (Class B shares)*..............................   208     643   1,103    2,218
  (Class II shares)..............................   308     742   1,202    2,476
  (Class I shares)...............................   134     418     723    1,590
  (Class Z shares)...............................    95     296     515    1,143

BALANCED ASSETS FUND
  (Class A shares)...............................  $712  $1,001  $1,312   $2,190
  (Class B shares)*..............................   209     646   1,108    2,228
  (Class II shares)..............................   312     754   1,223    2,517
  (Class I shares)...............................   135     421     728    1,601

"DOGS" OF WALL STREET FUND
  (Class A shares)...............................  $666  $  860  $1,070   $1,674
  (Class B shares)*..............................   163     505     871    1,726
  (Class II shares)..............................   261     600     962    1,981

INTERNATIONAL EQUITY FUND
  (Class A shares)...............................  $757  $1,138  $1,542   $2,669
  (Class B shares)*..............................   258     794   1,355    2,727
  (Class II shares)..............................   356     886   1,442    2,956
  (Class I shares)...............................   183     566     975    2,116

--------

* Class B shares generally convert to Class A shares approximately eight years after purchase as described in the section entitled "Shareholder Account Information" on page 16. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.
** SunAmerica is voluntarily waiving fees and/or reimbursing expenses for this Class. This fee waiver and/or expense reimbursement is not reflected in the Example above. The following are your costs after these fee waivers and/or expense reimbursements:

  If you redeemed your investment:

                                                  1 Year 3 Years 5 Years 10 Years
  New Century Fund, Class II:....................  $415   $763   $1,238   $2,548

  If you did not redeem your shares:

                                                  1 Year 3 Years 5 Years 10 Years
  New Century Fund, Class II:....................  $315   $763   $1,238   $2,548

         Shareholder Account Information
--------------------------------------------------------------------------------

SELECTING A SHARE CLASS

Each Fund offers a number of classes of shares through this prospectus including: Class A, Class B, Class II, Class I and Class Z shares.
Each class of shares has its own cost structure, so you can choose the one best suited to your investment needs. An investor may purchase Class B shares up to $500,000 in any one purchase. Your broker or financial advisor can help you determine which class is right for you.

      CLASS A                    CLASS B                      CLASS II                    CLASS I                     CLASS Z
 .Front-end sales         .No front-end sales          .Front-end sales charge,   .Offered exclusively to     .Offered exclusively to
  charges,as described     charge; all your money       as described below.           certain institutions.      certain SunAmerica
  below. There are         goes to work for you right .Higher annual expenses    .Also offered to the         affiliated companies'
  several ways to reduce   away.                        than Class A shares.       SunAmerica Aggressive      retirement plans (the
  these charges, also    .Higher annual expenses      .Deferred sales charge on    Growth, Moderate           "Plan").
  described below.         than Class A shares.         shares you sell within     Growth and Conservative   .No sales charges.
 .Lower annual expenses   .Deferred sales charge on      eighteen months of         Growth LifeStage Funds,   .Lower annual expenses
  than Class B or          shares you sell within six   purchase, as described     which are funds-of-funds.   than Class A, B, II
  Class II shares.         years of purchase, as        below.                   .No sales charges.            or I Shares.
                           described below.           .No conversion to Class A. .Lower annual expenses
                         .Automatic conversion to                                  than Class A, B, or II
                           Class A shares                                            Shares.
                           approximately eight years
                           after purchase.
                         .Purchases in an amount
                           over $500,000 are
                           generally not permitted;
                           you should consult with
                           your financial advisor to
                           determine whether other
                           share classes are more
                           beneficial given your
                           circumstances.

CALCULATION OF SALES CHARGES
Class A. Sales Charges are as follows:

                                       Sales Charge    Concession to Dealers
                                     ----------------- ---------------------
                                       % of   % of Net         % of
                                     Offering  Amount        Offering
                                      Price   Invested         Price
   Your Investment                   -------- -------- ---------------------
   Less than $50,000................  5.75%    6.10%           5.00%
   $50,000 but less than $100,000...  4.75%    4.99%           4.00%
   $100,000 but less than $250,000..  3.75%    3.90%           3.00%
   $250,000 but less than $500,000..  3.00%    3.09%           2.25%
   $500,000 but less than $1,000,000  2.10%    2.15%           1.35%
   $1,000,000 or more...............   None     None           1.00%

Investments of $1 million or more: Class A shares are available with no front-end sales charge. However, a 1% CDSC is imposed on shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.

CLASS B. SHARES ARE OFFERED AT THEIR NET ASSET VALUE PER SHARE, WITHOUT ANY FRONT-END SALES CHARGE. HOWEVER, THERE IS A CDSC ON SHARES YOU SELL WITHIN SIX YEARS OF BUYING THEM. THE LONGER THE TIME BETWEEN THE PURCHASE AND THE SALE OF SHARES, THE LOWER THE RATE OF THE CDSC:

Class B deferred charges:

              Years after purchase      CDSC on shares being sold
              1st or 2nd year           4.00%
              3rd or 4th year           3.00%
              5th year                  2.00%
              6th year                  1.00%
              7th year and thereafter   None


If you purchased Class B shares of a Fund prior to January 2, 2002, the CDSC schedule applicable at the time you originally purchased the shares will continue to apply. Any Class B shares purchased on or after January 2, 2002 will be subject to the CDSC Schedule described above.


Class II. Sales Charges are as follows:

                      Sales Charge     Concession to Dealers
                    ----------------------------------------
                      % of    % of Net         % of
                    Offering   Amount        Offering
                     Price    Invested         Price
                    --------  -------- ---------------------
                     1.00%     1.01%           1.00%

There is also a CDSC of 1% on shares you sell within 18 months after you buy them.
Determination of CDSC: Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

--------------------------------------------------------------------------------


If you acquired your Class B or Class II shares in connection with the reorganization of a North American Fund into your Fund, the CDSC schedule applicable at the time you originally purchased your shares will continue to apply (even if you exchange your shares for shares of another fund distributed by SunAmerica Capital Services, Inc.). Any Class B or Class II shares that you purchase subsequent to the reorganization will be subject to the CDSC schedule described above. See the Statement of Additional Information for information on the CDSC schedule imposed by North American Funds that may continue to be applicable to your shares.

For purposes of the CDSC, we count all purchases you make during a calendar month as having been made on the FIRST day of that month.

SALES CHARGE REDUCTIONS AND WAIVERS

Waivers for Certain Investors. Various individuals and institutions may purchase Class A shares without front-end sales charges, including:

  . financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Fund shares in fee-based investment products under an agreement with SunAmerica Capital Services, Inc. (this waiver may also apply to front-end sales charges of Class II shares)
  . participants in certain retirement plans that meet applicable conditions, as described in the Statement of Additional Information
  . Fund Trustees and other individuals, and their families, who are affiliated with the Funds or any SunAmerica Mutual Funds distributed by SunAmerica Capital Services, Inc.
  . selling brokers and their employees and sales representatives and their families

We will generally waive the CDSC for Class B or Class II shares in the following cases:


  .  within one year of the shareholder's death or becoming legally disabled

  . taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Fund Services, Inc. serves as a fiduciary and in which the plan participant or accountholder has attained the age of 59 1/2 at the time the redemption is made
  . Fund Trustees and other individuals, and their families, who are affiliated with any Fund or any Fund distributed by SunAmerica Capital Services, Inc.
  . to make payments through the Systematic Withdrawal Plan (subject to certain conditions)

We will generally waive the front-end sales charge for Class II shares purchased through certain financial intermediaries that maintain omnibus accounts and have executed an agreement with SunAmerica Capital Services, Inc. to sell Class II shares with no front-end sales charge.

Reducing your Class A sales charges. There are several special purchase plans that allow you to combine multiple purchases of Class A shares of SunAmerica Mutual Funds to take advantage of the breakpoints in the sales charge schedule. For information about the "Rights of Accumulation," "Letter of Intent," "Combined Purchase Privilege," and "Reduced Sales Charges for Group Purchases," contact your broker or financial advisor, or consult the Statement of Additional Information.

To utilize: if you think you may be eligible for a sales charge reduction or CDSC waiver, contact your broker or financial advisor.

Reinstatement privilege. If you sell shares of a Fund, within one year after the sale you may invest some or all of the proceeds of the sale in the same share class of the same Fund without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

DISTRIBUTION AND SERVICE FEES

Each class of shares (other than Class I and Class Z) of each Fund has its own 12b-1 plan that provides for distribution and account maintenance and service fees (payable to the SunAmerica Capital Services, Inc.) based on a percentage of average daily net assets, as follows:

                                        Account Maintenance and
                 Class Distribution Fee       Service Fee
                  A         0.10%                0.25%
                  B         0.75%                0.25%
                  II        0.75%                0.25%

Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, SunAmerica Capital Services, Inc. is paid a fee of 0.25% of average daily net assets of Class I shares in compensation for providing additional shareholder services to Class I shareholders.

         Shareholder Account Information
--------------------------------------------------------------------------------


OPENING AN ACCOUNT (CLASSES A, B AND II)
1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investments for the Funds are as follows:
  .  non-retirement account: $500
  .  retirement account: $250
  .  dollar cost averaging: $500 to open; you must invest at least $25 a month

   The minimum subsequent investments for the Funds are as follows:
  .  non-retirement account: $100
  .  retirement account: $25

3. Complete the appropriate parts of the Account Application, carefully following the instructions. If you have questions, please contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125.

4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5. Make your initial investment using the chart on page 20. You can initiate any purchase, exchange or sale of shares through your broker or financial advisor.

--------------------------------------------------------------------------------

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

         Shareholder Account Information
--------------------------------------------------------------------------------

BUYING SHARES (CLASSES A, B AND II)

Opening an account                             Adding to an account

By check

--------------------------------------------------------------------------------
         .  Make out a check for          .  Make out a check for
            the investment                   the investment
            amount, payable to               amount, payable to
            the specific Fund or             the specific Fund or
            SunAmerica Funds. An             SunAmerica Funds.
            account cannot be                Shares cannot be
            opened with a                    purchased with a
            SunAmerica Money                 SunAmerica Money
            Market Fund or                   Market Fund or
            SunAmerica Municipal             SunAmerica Municipal
            Money Market Fund                Money Market Fund
            check.                           check.
         .  Deliver the check             .  Include the stub
            and your completed               from your Fund
            Account Application              statement or a note
            (and Supplemental                specifying the Fund
            Account Application,             name, your share
            if applicable) to                class, your account
            your broker or                   number and the
            financial advisor,               name(s) in which the
            or mail them to:                 account is
                                             registered.
              SunAmerica Fund             .  Indicate the Fund
              Services, Inc.                 and account number
              Mutual Fund                    in the memo section
              Operations, 3rd                of your check.
              Floor                       .  Deliver the check
              The SunAmerica                 and your note to
              Center                         your broker or
              733 Third Avenue               financial advisor,
              New York, New York             or mail them to
              10017-3204
                                               Non-Retirement
         .  All purchases must                 Accounts:
            be in U.S. dollars.                SunAmerica Fund
            Cash will not be                   Services, Inc.
            accepted. A $25.00                 c/o NFDS
            fee will be charged                P.O. Box 219373
            for all checks                     Kansas City,
            returned due to                    Missouri 64121-9373
            insufficient funds.
                                               Retirement
                                               Accounts:
                                               SunAmerica Fund
                                               Services, Inc.
                                               Mutual Fund
                                               Operations, 3rd
                                               Floor
                                               The SunAmerica
                                               Center
                                               733 Third Avenue
                                               New York, New York
                                               10017-3204

By wire

--------------------------------------------------------------------------------
         .  Deliver your                  .  Instruct your bank
            completed                        to wire the amount
            application to your              of your investment
            broker or financial              to:
            advisor or fax it to
            SunAmerica Fund                    State Street Bank
            Services, Inc. at                  & Trust Company
            212-551-5585.                      Boston, MA
         .  Obtain your account                ABA #0110-00028
            number by referring                DDA # 99029712
            to your statement or
            by calling your             Specify the Fund name,
            broker or financial         your share class, your
            advisor or                  Fund number,account
            Shareholder/Dealer          number and the name(s) in
            Services at                 which the account is
            1-800-858- 8850,            regis-tered. Your bank
            ext. 5125.                  may charge a fee to wire
         .  Instruct your bank          funds.
            to wire the amount
            of your investment
            to:

              State Street Bank
              & Trust Company
              Boston, MA
              ABA #0110-00028
              DDA # 99029712

       Specify the Fund name,
       your choice of share
       class, your newFund
       number and account number
       and the name(s) in
       whichthe account is
       registered. Your bank may
       charge a fee to wirefunds.

To open or add to an account using dollar cost averaging, see "Additional Investor Services."

--------------------------------------------------------------------------------

SELLING SHARES (CLASSES A, B AND II)

How                                            Requirements

Through Your Broker or Financial Advisor

--------------------------------------------------------------------------------
  .  Accounts of any type.   .  Call your broker or
  .  Sales of any amount.       financial advisor to
                                place your order to
                                sell shares.

By mail

--------------------------------------------------------------------------------
  .  Accounts of any type.         .  Write a letter of
  .  Include all                      instruction
     signatures and any               indicating the Fund
     additional documents             name, your share
     that may be required             class, your account
     (see next page).                 number, the name(s)
  .  Mail the materials               in which the account
     to:                              is registered and
                                      the dollar value or
       SunAmerica Fund                number of shares you
       Services, Inc.                 wish to sell.
       Mutual Fund                 .  Sales of $100,000 or
       Operations, 3rd                more require the
       Floor                          letter of
       The SunAmerica                 instruction to have
       Center                         a signature
       733 Third Avenue               guarantee.
       New York, New York          .  A check will
       10017-3204                     normally be mailed
                                      on the next business
                                      day to the name(s)
                                      and address in which
                                      the account is
                                      registered, or
                                      otherwise according
                                      to your letter of
                                      instruction.

By phone

--------------------------------------------------------------------------------
  .  Most accounts.         .  Call
  .  Sales of less than        Shareholder/Dealer
     $100,000.                 Services at
                               1-800-858- 8850,
                               extension 5125
                               between 8:30 a.m.
                               and 7:00 p.m.
                               (Eastern time) on
                               most business days.
                               State the Fund name,
                               the name of the
                               person requesting
                               the redemption, your
                               share class, your
                               account number, the
                               name(s) in which the
                               account is
                               registered and the
                               dollar value or
                               number of shares you
                               wish to sell.
                            .  A check will be
                               mailed to the
                               name(s) and address
                               in which the account
                               is registered, or to
                               a different address
                               indicated in a
                               written
                               authorization
                               previously provided
                               to the Fund by the
                               shareholder(s) on
                               the account.

By wire

--------------------------------------------------------------------------------

  .  Request by mail to     .  Proceeds will
     sell any amount           normally be wired on
     (accounts of any          the next business
     type). A signature        day. A $15 fee will
     guarantee may be          be deducted from
     required in certain       your account.
     circumstances.
  .  Request by phone to
     sell less than
     $100,000.


To sell shares through a systematic withdrawal plan, see "Additional Investor Services."

         Shareholder Account Information
--------------------------------------------------------------------------------


Selling shares in writing (Classes A, B and II). In certain circumstances, you will need to make your request to sell shares in writing. Corporations, executors, administrators, trustees or guardians may need to include additional items with a request to sell shares. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

  .  your address of record has changed within the past 30 days

  .  you are selling shares worth $100,000 or more

  . you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:

  .  a broker or securities dealer

  .  a federal savings, cooperative or other type of bank

  .  a savings and loan or other thrift institution

  .  a credit union

  .  a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS I)

Class I shares of each Fund are offered exclusively for sale to certain trust institutions, bank trust departments, group plans and employee plans that have an agreement with SunAmerica Capital Services, Inc. to sell Class I shares. Class I shares are also offered to the SunAmerica Aggressive Growth, Moderate Growth and Conservative Growth LifeStage Funds. Inquiries regarding the purchase, redemption or exchange of Class I shares or the making or changing of investment choices should be directed to your financial advisor or plan administrator.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS Z)

Class Z shares of the Funds are offered exclusively for sale to participants in the Plan. Such shares may be purchased or redeemed only by the Plan on behalf of individual Plan participants at net asset value without any sales or redemption charge. Class Z shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their contributions in the Plan. All purchases of Fund shares through the Plan will be of Class Z shares.

Inquiries regarding the purchase, redemption or exchange of Class Z shares or the making or changing of investment choices in the Plan should be directed to the Plan's administrator.

--------------------------------------------------------------------------------

TRANSACTION POLICIES (ALL CLASSES)

Valuation of shares. The net asset value per share (NAV) for each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Fund also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Fund. As a result, the value of the Fund's shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Trustees.

Buy and sell prices. When you buy Class A, B or II shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell Class A, B or II shares, you receive the NAV minus any applicable CDSCs. When you buy Class I or Z shares, you pay the NAV. When you sell Class I or Z shares, you receive NAV.

Execution of requests. Each Fund is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. If the Fund or the Distributor receives your order before a Fund's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Fund or SunAmerica Capital Services, Inc. receives your order after that time, you will receive the next business day's closing price. If you place your order through a broker or financial advisor, you should make sure the order is transmitted to the Fund before the Fund's close of business. The Fund and SunAmerica Capital Services, Inc. reserve the right to reject any order to buy shares.

During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Each Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of a Fund's shares may change on days when you will not be able to purchase or redeem your shares.

If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash. However, each Fund except International Equity Fund has made an election that requires it to pay a certain portion of redemption proceeds in cash.


At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. A Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days from the date of receipt of payment.


Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.


Exchanges. You may exchange shares of a Fund for shares of the same class of any other fund distributed by SunAmerica Capital Services, Inc. except for SunAmerica Senior Floating Rate Fund. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."



If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange. Your CDSC schedule will not change if you exchange Class B shares of a Fund that you purchased prior to January 2, 2002 for another fund's Class B shares (which currently have a longer CDSC schedule). Also, if you exchange shares acquired in connection with the reorganization of a North American Fund into your Fund for another Fund's shares, the CDSC schedule applicable at the time you originally purchased the shares of the North American Fund will continue to apply.


To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of the Fund, are using market timing strategies or making excessive exchanges. A Fund may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. A Fund may also refuse any exchange order without notice. Certificated shares. Most shares are electronically recorded. If you wish to have certificates for your shares, please call Shareholder/Dealer Services at 1-800-858-8850, extension 5125 for further information. You may sell or exchange certificated shares only by returning the certificates to the Funds, along with a letter of instruction and a signature guarantee. The Funds do not issue certificates for fractional shares.

Multi-party checks. The Fund may agree to accept a "multi-party check" in payment for Fund shares. This is a check made payable to the investor by another party and then endorsed over to the Fund by the investor. If you use a multi-party check to purchase shares, you may experience processing delays. In addition, the Fund is not responsible for verifying the authenticity of any endorsement and assumes no liability for any losses resulting from a fraudulent endorsement.

         Shareholder Account Information
--------------------------------------------------------------------------------

ADDITIONAL INVESTOR SERVICES (CLASSES A, B AND II)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial advisor, or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125.

Dollar Cost Averaging lets you make regular investments from your bank account to any fund of your choice distributed by SunAmerica Capital Services, Inc. You determine the frequency and amount of your investments, and you can terminate your participation at any time.

Systematic Withdrawal Plan may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. To use:

  .  Make sure you have at least $5,000 worth of shares in your account.

  . Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

  . Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

  . Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

  .  Make sure your dividends and capital gains are being reinvested.

You cannot elect the systematic withdrawal plan if you have requested certificates for your shares.


Systematic Exchange Program may be used to exchange shares of a Fund periodically for the same class of shares of one or more other funds distributed by SunAmerica Capital Services, Inc. except for SunAmerica Senior Floating Rate Fund. To use:

                               (less than)/TC

  . Specify the fund(s) from which you would like money withdrawn and into which you would like money invested.

  . Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

  .  Specify the amount(s). Each exchange must be worth at least $50.

  . Accounts must be registered identically; otherwise a signature guarantee will be required.

Asset Protection Plan (optional) Anchor National Life Insurance Company offers an Asset Protection Plan to certain investors in the Funds. The benefits of this optional coverage payable at death will be related to the amounts paid to purchase Fund shares and to the value of the Fund shares held for the benefit of the insured persons. However, to the extent the purchased shares are redeemed prior to death, coverage with respect to these shares will terminate.

Purchasers of the Asset Protection Plan are required to authorize periodic redemptions of Fund shares to pay the premiums for this coverage. These redemptions will not be subject to CDSCs but will have the same tax consequences as any other Fund redemptions.

The Asset Protection Plan will be available to eligible persons who enroll for the coverage within a limited time period after shares in any Fund are initially purchased or transferred. In addition, coverage cannot be made available unless Anchor National knows for whose benefit shares are purchased. For instance, coverage cannot be made available for shares registered in the name of your broker unless the broker provides Anchor National with information regarding the beneficial owners of the shares. In addition, coverage is available only to shares purchased on behalf of natural persons between 21 and 75 years of age; coverage is not available with respect to shares purchased for a retirement account. Other restrictions on the coverage apply. This coverage may not be available in all states and may be subject to additional restrictions or limitations. Purchasers of shares should also make themselves familiar with the impact on the Asset Protection Plan coverage of purchasing additional shares, reinvestment of dividends and capital gains distributions and redemptions.

Anchor National is a SunAmerica company.

Please call 1-800-858-8850, extension 5660 for more information, including the cost of the Asset Protection Plan option.


Retirement plans. SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Roth IRAs, Simple IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual (k) plan, 529 plan and other pension, educational and profit-sharing plans. Using these plans, you can invest in any fund distributed by SunAmerica Capital Services, Inc. with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 1-800-858-8850, extension 5134.

--------------------------------------------------------------------------------

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES
Account statements. In general, you will receive account statements as follows:

  . after every transaction that affects your account balance (except a dividend reinvestment or automatic purchase from or automatic redemption to your bank account)

  .  after any changes of name or address of the registered owner(s)

  .  in all other circumstances, annually

Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by January 31.

Dividends. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are paid quarterly by the Growth and Income Fund and Balanced Assets Fund, and annually by the other Funds. Capital gains distributions, if any, are paid at least annually by the Funds.


Dividend Reinvestments. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Fund and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by SunAmerica Capital Services, Inc. except SunAmerica Senior Floating Rate Fund. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125 to change dividend and distribution payment options. The per share dividends on Class I shares will generally be higher than the per share dividends on Class A, Class B and Class II shares of the same Fund shares as a result of the fact that Class I shares are not subject to any distribution fee. Additionally, the per share dividends on Class Z shares will generally be higher than the per share dividends on Class A, Class B, Class II and Class I shares of the same Fund shares as a result of the fact that Class Z shares are not subject to any distribution or service fee.


Taxability of dividends. As long as each Fund meets the requirements for being a tax-qualified regulated investment company, which each Fund intends to do, it pays no federal income tax on the earnings it distributes to shareholders. Consequently, dividends you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions of the Fund's long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January, which were declared in a previous quarter, will be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional. As qualified plans, the employee retirement plans that invest in Class I or Class Z generally pay no federal income tax. Individual participants in the plans should consult their plan documents and their own tax advisors for information on the tax consequences associated with participating in the plans.

"Buying into a Dividend." You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

Taxability of transactions. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

Other Tax Considerations. If you are neither a resident nor a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies.


By law, each Fund must withhold 30% in the year 2002 and 2003, 29% in the year 2004 and 2005 and 28% in the year 2006 and later years of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.


This section summarizes some of the consequences under current United States federal income tax law of an investment in a Fund. It is not a substitute for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in a Fund under all applicable laws.

Small accounts (other than Class I or Class Z). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged a $2.00 monthly charge to maintain your account. Your account will not be closed if its drop in value is due to Fund performance or the effects of sales charges.

         More Information About the Funds
--------------------------------------------------------------------------------

                            FUND INVESTMENT STRATEGIES

       Each Fund has its own investment goal and a strategy for pursuing it. The chart summarizes information about each Fund's investment approach. Following this chart is a glossary that further describes the investment and risk terminology that we use. Please review the glossary in conjunction with this chart.


                                              BLUE CHIP                       GROWTH
                                               GROWTH                      OPPORTUNITIES
What is the Fund's investment goal? Capital appreciation            Capital appreciation
------------------------------------------------------------------------------------------------
What principal investment strategy  growth                          growth
does the Fund use to implement its
investment goal?
------------------------------------------------------------------------------------------------
What are the Fund's principal       .invests under normal          .active trading of equity
investment techniques?               market conditions, at          securities of mid-cap
                                     least 65% of its total         companies that offer the
                                     assets in equity securities    potential for capital
                                     of large-cap, Blue Chip        appreciation
                                     companies that offer the
                                     potential for capital
                                     appreciation and engages
                                     in active trading of such
                                     securities
------------------------------------------------------------------------------------------------
What are the Fund's other           .Foreign securities             .Small-cap stocks
significant (non-principal)                                         .Large-cap stocks
investments?
------------------------------------------------------------------------------------------------
What other types of securities may  .Short-term investments         .Short-term investments
the Fund normally invest in as part  (up to 10%)                     (up to 10%)
of efficient portfolio management   .Defensive instruments          .Defensive investments
and which may produce some          .Options and futures            .Options and futures
income?                             .Special situations             .Special situations
------------------------------------------------------------------------------------------------
What risks may affect the Fund?     PRINCIPAL RISKS:                PRINCIPAL RISKS:
                                    .Market volatility              .Market volatility
                                    .Securities selection           .Securities selection
                                    NON-PRINCIPAL RISKS:            .Small and mid market
                                    .Foreign securities              capitalization
                                    .Derivatives                    NON-PRINCIPAL RISKS:
                                    .Hedging                        .Derivatives
                                    .Emerging markets               .Hedging
                                                                    .Technology companies
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                   GROWTH AND                      BALANCED                      "DOGS" OF
       NEW CENTURY                   INCOME                         ASSETS                      WALL STREET
Capital appreciation       Capital appreciation and     Capital appreciation and       Total return (including
                           current income               conservation of principal      capital appreciation and
                                                                                       current income)
---------------------------------------------------------------------------------------------------------------
growth                     growth and value             asset allocation and growth    value


---------------------------------------------------------------------------------------------------------------
 .active trading of         .active trading of equity    .invests, under normal         .employ a "buy and hold"
 equity securities that     securities that pay          market conditions, at least    strategy with thirty high
 offer the potential        dividends, offer the         25% of its total assets in     dividend yielding equity
 for capital appreciation   potential for capital        equity securities issued by    securities selected annually
 without regard to market   appreciation and are         companies with market          from the Dow Jones
 capitalization             believed to be under-        capitalization of over $1.5    Industrial Average and the
                            valued                       billion that demonstrate the   broader market
                                                         potential for capital
                                                         appreciation,
                                                        .Invests at least 25% of its
                                                         total assets in high-quality
                                                         bonds and engage in active
                                                         trading of such securities
---------------------------------------------------------------------------------------------------------------
 .None                      .Small-cap stocks            .Small-cap stocks              .None
                           .Foreign securities          .Foreign securities
                           .Investment grade fixed      .Junk bonds (up to 15%)
                            income securities
---------------------------------------------------------------------------------------------------------------
 .Short-term investments    .Short-term investments      .Short-term investments (up    .Annual rebalancing
 (up to 10%)                (up to 10%)                  to 10%)                       .Cash flow management
 .Defensive investments     .Defensive instruments       .Defensive investments         .Short-term investments
 .Options and futures       .Options and futures         .Options and futures
 .Special situations        .Special situations          .Special situations



---------------------------------------------------------------------------------------------------------------
PRINCIPAL RISKS:           PRINCIPAL RISKS:             PRINCIPAL RISKS:               PRINCIPAL RISKS:
 .Market volatility         .Market volatility           .Market volatility             .Market volatility
 .Securities selection      .Securities selection        .Securities selection          .Disciplined strategy
 .Small and mid market      .Small and mid market        .Small and mid market          .Non-diversifiation
 capitalization             capitalization               capitalization
NON-PRINCIPAL RISKS:       NON-PRINCIPAL RISKS:         NON-PRINCIPAL RISKS:
 .Derivatives               .Derivatives                 .Derivatives
 .Hedging                   .Hedging                     .Hedging
 .Technology companies      .Interest rate fluctuations  .Interest rate fluctuations
                           .Credit quality              .Credit quality
                           .Foreign securities          .Emerging markets
                                                        .Foreign securities
---------------------------------------------------------------------------------------------------------------


        INTERNATIONAL
           EQUITY

Capital appreciation


-------------------------------
international


-------------------------------
 .invests, under normal
 market conditions, at least
 65% of its total assets in
 foreign equity securities
 that offer the potential for
 capital appreciation
 without regard to market
 capitalization and engages
 in active trading of such
 securities



-------------------------------
 .Foreign investment
 companies


-------------------------------
 .Fixed income securities
 (up to 20%)
 .Short-term investments
 .Defensive instruments
 .Options and futures
 .Special situations
 .Currency transactions
 .Junk bond
-------------------------------
PRINCIPAL RISKS:
 .Market volatility
 .Securities selection
 .Non-diversification
 .Foreign exposure
 .Currency volatility
 .Small and mid market
 capitalization
NON-PRINCIPAL RISKS:
 .Emerging markets
 .Derivatives
 .Hedging
-------------------------------

       More Information About the Funds
-------------------------------------------------------------------------------

       GLOSSARY

       Large-cap companies and Mid-cap companies generally have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the New York Stock Exchange or another national or international stock exchange or, in some cases, are traded over the counter. Small-cap companies generally will be companies that have been in business for a shorter period of time.

       The two best-known debt rating agencies are Standard & Poor's Rating Services, a Division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. "Investment grade" refers to any security rated "BBB" or above by Standard & Poor's or "Baa" or above by Moody's.

INVESTMENT TERMINOLOGY

Capital appreciation is growth of the value of an investment.

Conservation of principal means investing in a manner that tries to protect the value of an investment against market movements and other economic events.

Active trading means that a Fund may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund and could affect your performance. During periods of increased market volatility, active trading may be more pronounced.

Asset allocation means investing in a manner that divides investments among different classes of assets, such as stocks and bonds.


Large-cap companies are those with market caps within the Morningstar, Inc. Large-Cap category, as described on page 3. Currently, this range is $8.7 billion or higher.



Mid-cap companies are those with markets caps within the Morningstar, Inc. Mid-Cap category, as described on page 3. Currently, this range is between $1.4 billion and 8.7 billion.



Small-cap companies are those with market caps within the Morningstar, Inc. Small-Cap category, as described on page 3. Currently, this range is $1.4 billion or less.


Fixed-income securities provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. An investment grade fixed income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Adviser).

A "junk bond" is a high yield, high risk bond that does not meet the credit quality standards of investment grade securities.

Short-term investments include money market securities such as short-term U.S. government obligations, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Fund with sufficient liquidity to meet redemptions and cover expenses.

Defensive Investments include high quality fixed income securities and money market instruments. A Fund will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Fund may not achieve its investment goal.

Foreign securities are issued by companies located outside of the United States including emerging markets. Foreign securities may include American Depositary Receipts (ADRs) or other similar securities that convert into foreign securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).

It may be necessary under certain foreign laws, less expensive, or more expedient to invest in FOREIGN INVESTMENT companies, which invest in certain foreign markets, including emerging markets. Investing through such vehicles may involve frequent or layered fees or expenses, and the Adviser will not invest in such investment companies unless, in its judgment, the potential benefits justify the payment of any associated fees and expenses.

Currency transactions include the purchase and sale of currencies to facilitate securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates.

A derivative is a financial instrument, such as an option or a future, whose value is based on the performance of an underlying asset or an external benchmark, such as an index.

Options and futures are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

--------------------------------------------------------------------------------


ANNUAL REBALANCING No later than January 15 of each year, SunAmerica will rebalance the "Dogs" of Wall Street Fund's holdings to create equal weightings among the thirty stocks selected on the basis of the criteria applied as of the preceding December 31st. SunAmerica will implement the rebalancing by purchasing new stocks that meet the selection criteria, selling stocks that no longer meet the selection criteria, and adjusting its ownership of stocks that continue to meet the criteria in order to achieve the proper weightings of each of the thirty stocks.

A SPECIAL SITUATION arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

CASH FLOW MANAGEMENT Because the "Dogs" of Wall Street Fund will be at all times fully invested in the stocks selected using the criteria described above, the Fund will use the following policies to manage cash that it receives from the sale of its shares. As the Fund's shares are sold during the year, new cash received by the Fund will first be used to the extent necessary to meet redemption requests. The balance of any such cash will be invested weekly (or more frequently as the Adviser deems necessary) in the thirty stocks selected for the Fund. The Fund will purchase the stocks as of its most recent rebalancing in proportion to the current weightings of such stocks in the Fund's portfolio and without any intention to rebalance the Fund's holdings on an interim basis. To the extent redemptions exceed available cash, the Fund will generally meet redemption requests by selling stocks on a pro rata basis (subject to rounding and the avoidance of odd lots), based on the current weightings of such stocks in the Fund's portfolio and without any intention to rebalance the Fund's holdings on an interim basis.

         More Information About the Funds
--------------------------------------------------------------------------------


RISK TERMINOLOGY

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Fund's portfolio.

SECURITIES SELECTION: A strategy used by a Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL AND MID MARKET CAPITALIZATION: Companies with smaller market capitalizations (particularly under $1 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies will be subject to these risks to a lesser extent.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.


EMERGING MARKET: An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.


CURRENCY VOLATILITY: The value of a Fund's foreign portfolio investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund's non-dollar securities.

INTEREST RATE FLUCTUATIONS: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

DERIVATIVES: Derivatives, including options and futures, are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

HEDGING: Hedging is a strategy in which the Adviser uses a derivative security in an effort to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.


TECHNOLOGY COMPANIES: The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and service, competition from new market entrants, obsolescence of existing technology, worldwide scientific and technological developments and changes in governmental regulation and policies. As a result, a fund that invests in technology companies may be considerably more volatile than a fund that does not invest in technology companies.




DISCIPLINED STRATEGY: The "Dogs" of Wall Street Fund will not deviate from its passively managed strategy, which entails buying and holding thirty stocks selected through objective selection criteria (except to the extent necessary to comply with federal tax laws applicable to the Fund). The Fund will not sell stocks in its portfolio and buy different stocks over the course of a year, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

NON-DIVERSIFICATION: By concentrating in a smaller number of stocks, a Fund's risk is increased because the effect of each stock on the Fund's performance is greater. The "Dogs" of Wall Street Fund will hold only thirty stocks in its portfolio.

         Fund Management
--------------------------------------------------------------------------------



Adviser. SunAmerica Asset Management Corp., which was organized in 1982 under the laws of Delaware, serves as investment adviser to the Funds, provides various administrative services, and supervises the daily business affairs of each Fund. As the investment adviser, SunAmerica selects and manages Fund investments except to the extent it has delegated portfolio management of a Fund to a subadviser. In addition to managing the Funds, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Seasons Series Trust, The Variable Annuity Life Insurance Company I ("VALIC I"), The Variable Annuity Life Insurance Company II ("VALIC II"), SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Strategic Investment Series, Inc., SunAmerica Style Select Series, Inc., SunAmerica Senior Floating Rate Fund, Inc. and Brazos Mutual Funds. SunAmerica managed, advised or administered assets in excess of $28.5 billion as of December 31, 2001.



For the fiscal year ended September 30, 2001, each Fund paid SunAmerica a fee equal to 0.75% of average daily net assets except the Balanced Assets, International Equity Fund and "Dogs" of Wall Street Funds which paid a fee equal to 0.73%, 1.00% and 0.35%, respectively, of average daily net assets.



Prior to November 16, 2001, the Fund operated as the International Equity Portfolio of SunAmerica Style Select Series, Inc. For the fiscal year ended October 31, 2001, the Fund paid its adviser 1.10% of average daily net assets.


The Domestic Equity Investment Team is responsible for the portfolio management of each of the Funds except International Equity Fund. Also, the Fixed Income Investment Team is responsible for the portfolio management of a portion of the Balanced Assets Fund and assists the portfolio management of each Fund. Together, the teams consist of sixteen portfolio managers, research analysts and traders. Francis D. Gannon has supervisory responsibility over the "Dogs" of Wall Street Fund. Mr. Gannon, a Senior Vice President, has been with the Adviser since 1993.

SunAmerica's investment discipline is based on fundamental research of earnings, revenues and market opportunities. Investment decisions are based upon a company's underlying fundamentals and strategic position, in light of industry and market outlook. SunAmerica makes buy and sell decisions consistent with the investment goals and strategies of each fund.


The International Equity Fund is subadvised by AIG Global Investment Corp. ("AIGGIC"), located at 175 Water Street, New York, NY 10038, is responsible for investment decisions for the Fund. AIGGIC is an affiliate of SunAmerica. As of September 30, 2001, AIGGIC and its affiliated companies had approximately $303.2 billion under management. SunAmerica and not the Fund compensates AIGGIC for its services (when the Prospectus refers to the "Adviser," it means SunAmerica or AIGGIC as applicable).


Hans Danielsson is the portfolio manager for SunAmerica International Equity Fund and is Chief Investment Officer--Global Equities of AIGGIC. Mr. Danielsson is Senior Managing Director of AIGGIC and is responsible for directing all Global Equities activities worldwide. Mr. Danielsson joined American International Group, Inc. in early 1998 after five years with SE Banken Fonder, as CIO of International Equities. He has over twenty years experience in the industry including five years with J.P. Morgan in London. Mr. Danielsson earned a BA from Uppsala University in Sweden in 1976 and an MBA from INSEAD, France, in 1982.

Distributor. SunAmerica Capital Services, Inc. distributes each Fund's shares. The Distributor, a SunAmerica company, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Fund's Class A, Class B and Class II 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of a Fund. This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class II shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests: (i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sporting events); or (iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of the Fund's shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

Administrator. SunAmerica Fund Services, Inc. assists the Funds' transfer agent in providing shareholder services. The Administrator, a SunAmerica company, is paid a monthly fee by each Fund for its services at the annual rate of 0.22% of average daily net assets of Class A, Class B, Class II and Class I shares.


For Class Z, the Administrator receives reimbursements from the Funds of its costs, which include all direct transfer agency fees and out-of-pocket expenses allocated to providing services to Class Z shares. SunAmerica, the Distributor and the Administrator are all located in The SunAmerica Center, 733 Third Avenue, New York, New York 10017.

       Financial Highlights
----------------------------------


The Financial Highlights table for each Fund is intended to help you understand the Fund's financial performance for the past 5 years or since inception. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information, except for the International Equity Fund, for the fiscal year ended September 30, 2001 and 2000 has been audited by Ernst & Young, LLP, whose report, along with each Fund's financial statements, are incorporated by reference in the Statement of Additional Information (SAI), which is available upon request. The financial highlights for prior fiscal periods have been audited by PricewaterhouseCoopers LLP. The information for International Equity Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are incorporated by reference in the SAI which is available upon request. No financial highlights information is presented for Class I shares since they have not commenced operations as of the end of the fiscal year.


BLUE CHIP GROWTH FUND

                                        Net gain
                           Net         on invest-    Total    Dividends Distri-
              Net Asset  invest-       ments (both    from    from net  butions         Net Asset             Net Assets
               Value,      ment         realized    invest-    invest-   from    Total   Value,                 end of
   Period     beginning   income           and        ment      ment    capital distri-  end of     Total       period
   Ended      of period (loss)/(1)/    unrealized) operations  income    gains  butions  period   Return/(2)/  (000's)
   ------     --------- ----------     ----------- ---------- --------- ------- ------- --------- ----------  ----------
                                                                                      Class A
                                                                                      -------
9/30/97......  $17.62     $(0.02)        $  5.05    $  5.03     $ --    $(2.43) $(2.43)  $20.22      32.96%    $ 67,812
9/30/98......   20.22      (0.04)           0.91       0.87       --     (2.48)  (2.48)   18.61       5.09       72,536
9/30/99......   18.61      (0.05)           6.53       6.48       --     (1.47)  (1.47)   23.62      36.29      103,841
9/30/00......   23.62      (0.14)           8.00       7.86       --     (2.46)  (2.46)   29.02      34.66      152,788
9/30/01......   29.02          \(0.03)    (11.13)    (11.16)      --     (3.51)  (3.51)   14.35     (42.23)      82,523
                                                                                      Class B
                                                                                      -------
9/30/97......  $17.27     $(0.13)        $  4.90    $  4.77     $ --    $(2.43) $(2.43)  $19.61      32.02%    $ 37,633
9/30/98......   19.61      (0.16)           0.87       0.71       --     (2.48)  (2.48)   17.84       4.36       36,106
9/30/99......   17.84      (0.19)           6.25       6.06       --     (1.47)  (1.47)   22.43      35.45       49,015
9/30/00......   22.43      (0.31)           7.58       7.27       --     (2.46)  (2.46)   27.24      33.80       67,586
9/30/01......   27.24      (0.16)         (10.35)    (10.51)      --     (3.51)  (3.51)   13.22     (42.66)      34,649
                                                                                     Class II
                                                                                     --------
2/02/99-
 9/30/99/(3)/  $21.79     $(0.13)        $  0.77    $  0.64     $ --    $   --  $   --   $22.43       2.94%    $    785
9/30/00......   22.43      (0.31)           7.53       7.22       --     (2.46)  (2.46)   27.19      33.57        8,939
9/30/01......   27.19      (0.15)         (10.32)    (10.47)      --     (3.51)  (3.51)   13.21     (42.58)       6,127


                               Ratio of net
                                investment
               Ratio of           income
               expenses           (loss)
   Period     to average        to average        Portfolio
   Ended      net assets        net assets        turnover
   ------     ----------       ------------       ---------


9/30/97......    1.54%            (0.11)%            211%
9/30/98......    1.52             (0.20)              90
9/30/99......    1.49             (0.22)              71
9/30/00......    1.43             (0.49)              75
9/30/01......    1.45             (0.15)             136


9/30/97......    2.22%            (0.77)%            211%
9/30/98......    2.17             (0.86)              90
9/30/99......    2.15             (0.89)              71
9/30/00......    2.09             (1.16)              75
9/30/01......    2.19             (0.89)             136


2/02/99-
 9/30/99/(3)/    2.17%/(4)(5)/    (0.95)%/(4)(5)/     71%
9/30/00......    2.17/(5)/        (1.17)/(5)/         75
9/30/01......    2.11/(5)/        (0.81)/(5)/        136

--------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                          9/30/99 9/30/00 9/30/01
                          ------- ------- -------
Blue Chip Growth Class II  8.74%   0.17%   0.03%

--------------------------------------------------------------------------------
GROWTH OPPORTUNITIES FUND

                                     Net gain
                                     (loss) on
                           Net      investments   Total    Dividends Distri-
              Net Asset  invest-       (both       from    from net  butions         Net Asset             Net Assets
               Value,      ment      realized    invest-    invest-   from    Total   Value,                 end of
Period        beginning   income        and        ment      ment    capital distri-  end of     Total       period
Ended         of period (loss)/(1)/ unrealized) operations  income    gains  butions  period   Return/(2)/  (000's)
------        --------- ----------  ----------- ---------- --------- ------- ------- --------- ----------  ----------
                                                                                    Class A
                                                                                     -------
9/30/97......  $17.78     $(0.15)     $  3.83    $  3.68     $ --    $(0.80) $(0.80)  $20.66      21.54%    $ 46,051
9/30/98......   20.66      (0.13)       (0.78)     (0.91)      --     (3.53)  (3.53)   16.22      (4.20)      38,437
9/30/99......   16.22      (0.19)        8.26       8.07       --     (1.17)  (1.17)   23.12      52.42       57,880
9/30/00......   23.12      (0.17)       21.77      21.60       --     (3.93)  (3.93)   40.79     102.04      206,531
9/30/01......   40.79      (0.14)      (22.33)    (22.47)      --     (2.90)  (2.90)   15.42     (58.23)      89,935
                                                                                    Class B
                                                                                    -------
9/30/97......  $17.41     $(0.28)     $  3.73    $  3.45     $ --    $(0.80) $(0.80)  $20.06      20.65%    $ 13,779
9/30/98......   20.06      (0.25)       (0.76)     (1.01)      --     (3.53)  (3.53)   15.52      (4.93)      10,027
9/30/99......   15.52      (0.32)        7.85       7.53       --     (1.17)  (1.17)   21.88      51.24       16,529
9/30/00......   21.88      (0.37)       20.42      20.05       --     (3.93)  (3.93)   38.00     100.58      108,083
9/30/01......   38.00      (0.28)      (20.66)    (20.94)      --     (2.90)  (2.90)   14.16     (58.50)      54,902
                                                                                   Class II
                                                                                   --------
2/02/99-
 9/30/99/(3)/  $19.86     $(0.21)     $  2.23    $  2.02     $ --    $   --  $   --   $21.88      10.17%    $  1,089
9/30/00......   21.88      (0.33)       20.35      20.02       --     (3.93)  (3.93)   37.97     100.44       65,322
9/30/01......   37.97      (0.28)      (20.64)    (20.92)      --     (2.90)  (2.90)   14.15     (58.50)      31,594



                               Ratio of net
                                investment
               Ratio of           income
               expenses           (loss)
Period        to average        to average        Portfolio
Ended         net assets        net assets        turnover
------        ----------       ------------       ---------
9/30/97......    1.64%            (0.84)%            332%
9/30/98......    1.62             (0.75)             377
9/30/99......    1.57             (0.93)             220
9/30/00......    1.43             (0.49)             139
9/30/01......    1.49             (0.57)             207


9/30/97......    2.35%            (1.56)%            332%
9/30/98......    2.33             (1.45)             377
9/30/99......    2.32             (1.67)             220
9/30/00......    2.10             (1.11)             139
9/30/01......    2.17             (1.25)             207


2/02/99-
 9/30/99/(3)/    2.35%/(4)(5)/    (1.74)%/(4)(5)/    220%
9/30/00......    2.09/(5)/        (0.99)/(5)/        139
9/30/01......    2.16             (1.24)             207

--------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                              9/30/99 9/30/00 9/30/01
                              ------- ------- -------
Growth Opportunities Class II  9.94%   0.01%    --

--------------------------------------------------------------------------------

NEW CENTURY FUND

                                      Net gain
                                      (loss) on
                            Net      investments   Total    Dividends Distri-
               Net Asset  invest-       (both       from    from net  butions         Net Asset             Net Assets
                Value,      ment      realized    invest-    invest-   from    Total   Value,                 end of
Period         beginning   income        and        ment      ment    capital distri-  end of     Total       period
Ended          of period (loss)/(1)/ unrealized) operations  income    gains  butions  period   Return/(2)/  (000's)
------         --------- ----------  ----------- ---------- --------- ------- ------- --------- ----------  ----------
                                                                                     Class A
                                                                                     --------
9/30/97.......  $24.25     $(0.30)     $  5.18    $  4.88     $ --    $(0.86) $(0.86)  $28.27      20.84%    $185,241
9/30/98.......   28.27      (0.18)       (6.59)     (6.77)      --     (2.40)  (2.40)   19.10     (25.00)     105,243
9/30/99.......   19.10      (0.21)        9.89       9.68       --     (1.40)  (1.40)   27.38      53.00      148,376
9/30/00.......   27.38      (0.31)       19.04      18.73       --     (4.97)  (4.97)   41.14      72.74      253,359
9/30/01.......   41.14      (0.05)      (19.00)    (19.05)      --     (8.88)  (8.88)   13.21     (54.88)     101,691

                                                                                     Class B
                                                                                     --------
9/30/97.......  $23.70     $(0.44)     $  5.03    $  4.59     $ --    $(0.86) $(0.86)  $27.43      20.08%    $124,450
9/30/98.......   27.43      (0.33)       (6.36)     (6.69)      --     (2.40)  (2.40)   18.34     (25.52)      61,398
9/30/99.......   18.34      (0.35)        9.48       9.13       --     (1.40)  (1.40)   26.07      52.15       77,331
9/30/00.......   26.07      (0.53)       18.04      17.51       --     (4.97)  (4.97)   38.61      71.59      122,004
9/30/01.......   38.61      (0.17)      (17.57)    (17.74)      --     (8.88)  (8.88)   11.99     (55.15)      39,577

                                                                                     Class II
                                                                                    ----------
2/02/98-
 9/30/98/(3)/.  $21.11     $(0.19)     $ (2.58)   $ (2.77)    $ --    $   --  $   --   $18.34     (13.12)%   $    168
9/30/99.......   18.34      (0.40)        9.51       9.11       --     (1.40)  (1.40)   26.05      52.04        2,599
9/30/00.......   26.05      (0.54)       18.01      17.47       --     (4.97)  (4.97)   38.55      71.48       10,848
9/30/01.......   38.55      (0.17)      (17.54)    (17.71)      --     (8.88)  (8.88)   11.96     (55.16)       4,508
                                                                                     Class Z
                                                                                     --------
10/07/96/(3)/-
 9/30/97......  $24.61     $(0.15)     $  4.85    $  4.70     $ --    $(0.86) $(0.86)  $28.45      19.78%    $    948
9/30/98.......   28.65      (0.07)       (6.65)     (6.72)      --     (2.40)  (2.40)   19.33     (24.64)         565
9/30/99.......   19.33      (0.07)       10.04       9.97       --     (1.40)  (1.40)   27.90      53.91        1,050
9/30/00.......   27.90      (0.09)       19.42      19.33       --     (4.97)  (4.97)   42.26      73.63        3,360
9/30/01.......   42.26       0.07       (19.65)    (19.58)      --     (8.88)  (8.88)   13.80     (54.62)       1,442



                                Ratio of net
                                 investment
                Ratio of           income
                expenses           (loss)
Period         to average        to average        Portfolio
Ended          net assets        net assets        turnover
------         ----------       ------------       ---------
9/30/97.......    1.72%            (1.27)%            343%
9/30/98.......    1.50             (0.79)             292
9/30/99.......    1.48             (0.82)             177
9/30/00.......    1.42             (0.80)             227
9/30/01.......    1.46             (0.23)             282

9/30/97.......    2.34%            (1.89)%            343%
9/30/98.......    2.14             (1.44)             292
9/30/99.......    2.12             (1.46)             177
9/30/00.......    2.07             (1.46)             227
9/30/01.......    2.11             (0.88)             282

2/02/98-
 9/30/98/(3)/.    2.15%/(4)(5)/    (1.35)%/(4)(5)/    292%
9/30/99.......    2.15/(5)/        (1.60)/(5)/        177
9/30/00.......    2.14/(5)/        (1.47)/(5)/        227
9/30/01.......    2.13/(5)/        (0.90)/(5)/        282

10/07/96/(3)/-
 9/30/97......    1.07%/(4)(5)/    (0.67)%/(4)(5)/    343%
9/30/98.......    1.01/(5)/        (0.30)/(5)/        292
9/30/99.......    0.93/(5)/        (0.28)/(5)/        177
9/30/00.......    0.91/(5)/        (0.24)/(5)/        227
9/30/01.......    0.92/(5)/         0.30/(5)/         282

------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):


                     9/30/97 9/30/98 9/30/99 9/30/00 9/30/01
                     ------- ------- ------- ------- -------
New Century Class II    --    13.58%  2.48%   0.05%   0.06%
New Century Class Z.  2.19%    1.85%  4.95%   0.87%   0.30%

       Financial Highlights
--------------------------------------------------------------------------------

GROWTH AND INCOME FUND

                                     Net gain
                                     (loss) on
                           Net      investments   Total    Dividends Distri-
              Net Asset  invest-       (both       from    from net  butions         Net Asset             Net Assets
               Value,      ment      realized    invest-    invest-   from    Total   Value,                 end of
Period        beginning   income        and        ment      ment    capital distri-  end of     Total       period
Ended         of period (loss)/(1)/ unrealized) operations  income    gains  butions  period   Return/(2)/  (000's)
------        --------- ----------  ----------- ---------- --------- ------- ------- --------- ----------  ----------
                                                                                    Class A
                                                                                    --------
9/30/97......  $10.47     $ 0.05      $ 3.40      $ 3.45    $(0.03)  $(0.44) $(0.47)  $13.45      34.18%    $ 47,219
9/30/98......   13.45       0.02        0.68        0.70        --    (1.35)  (1.35)   12.80       5.53       57,129
9/30/99......   12.80      (0.02)       3.92        3.90        --    (0.47)  (0.47)   16.23      30.99       86,524
9/30/00......   16.23      (0.08)       4.51        4.43        --    (0.66)  (0.66)   20.00      27.64      127,168
9/30/01......   20.00      (0.03)      (7.43)      (7.46)       --    (1.43)  (1.43)   11.11     (39.45)      75,795

                                                                                    Class B
                                                                                    --------
9/30/97......  $10.45     $(0.03)     $ 3.39      $ 3.36    $(0.01)  $(0.44) $(0.45)  $13.36      33.30%    $ 55,530
9/30/98......   13.36      (0.07)       0.68        0.61        --    (1.35)  (1.35)   12.62       4.84       79,004
9/30/99......   12.62      (0.12)       3.87        3.75        --    (0.47)  (0.47)   15.90      30.23      121,709
9/30/00......   15.90      (0.20)       4.40        4.20        --    (0.66)  (0.66)   19.44      26.74      176,395
9/31/01......   19.44      (0.12)      (7.19)      (7.31)       --    (1.43)  (1.43)   10.70     (39.85)      99,012

                                                                                   Class II
                                                                                   ---------
2/02/98-
 9/30/98/(3)/  $12.78     $(0.04)     $(0.13)     $(0.17)   $   --   $   --  $   --   $12.61      (1.33)%   $    963
9/30/99......   12.61      (0.12)       3.87        3.75        --    (0.47)  (0.47)   15.89      30.25       11,135
9/30/00......   15.89      (0.20)       4.39        4.19        --    (0.66)  (0.66)   19.42      26.78       39,986
9/30/01......   19.42      (0.13)      (7.18)      (7.31)       --    (1.43)  (1.43)   10.68     (39.89)      28,283

                                                                                    Class Z
                                                                                    --------
4/15/98/(3)/-
 9/30/98.....  $14.35     $ 0.04      $(1.55)     $(1.51)   $   --   $   --  $   --   $12.84     (10.52)%   $     93
9/30/99......   12.84       0.07        3.93        4.00        --    (0.47)  (0.47)   16.37      31.69          218
9/30/00......   16.37       0.01        4.55        4.56        --    (0.66)  (0.66)   20.27      28.29          607
9/30/01......   20.27       0.05       (7.55)      (7.50)       --    (1.43)  (1.43)   11.34     (39.10)         309



                               Ratio of net
                                investment
               Ratio of           income
               expenses           (loss)
Period        to average        to average        Portfolio
Ended         net assets        net assets        turnover
------        ----------       ------------       ---------

9/30/97......    1.38%/(5)/        0.45%/(5)/        200%
9/30/98......    1.50              0.12              150
9/30/99......    1.48             (0.13)              63
9/30/00......    1.44             (0.43)              61
9/30/01......    1.45             (0.21)             126

9/30/97......    2.05%/(5)/       (0.27)%/(5)/       200%
9/30/98......    2.13             (0.52)             150
9/30/99......    2.11             (0.76)              63
9/30/00......    2.07             (1.07)              61
9/31/01......    2.09             (0.85)             126

2/02/98-
 9/30/98/(3)/    2.15%/(4)(5)/    (0.57)%/(4)(5)/    150%
9/30/99......    2.15/(5)/        (0.80)/(5)/         63
9/30/00......    2.10/(5)/        (1.10)/(5)/         61
9/30/01......    2.13             (0.88)             126

4/15/98/(3)/-
 9/30/98.....    0.93%/(4)(5)/     0.57%/(4)(5)/     150%
9/30/99......    0.93/(5)/         0.43/(5)/          63
9/30/00......    0.93/(5)/         0.07/(5)/          61
9/30/01......    0.90/(5)/         0.34/(5)/         126

--------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):


                           9/30/97 9/30/98 9/30/99 9/30/00 9/30/01
                           ------- ------- ------- ------- -------
Growth and Income Class A.  0.22%      --      --     --      --
Growth and Income Class B.  0.21       --      --     --      --
Growth and Income Class II    --     6.99%   0.44%  0.01%     --
Growth and Income Class Z.    --    28.17%  21.57%  9.23%   2.44%

--------------------------------------------------------------------------------

BALANCED ASSETS FUND


                                        Net
                                    gain (loss)
                                    on invest-    Total    Dividends Distri-
              Net Asset    Net      ments (both    from    from net  butions         Net Asset             Net Assets
               Value,    invest-     realized    invest-    invest-   from    Total   Value,                 end of
Period        beginning    ment         and        ment      ment    capital distri-  end of     Total       period
Ended         of period income/(1)/ unrealized) operations  income    gains  butions  period   Return/(2)/  (000's)
------        --------- ----------  ----------- ---------- --------- ------- ------- --------- ----------  ----------
                                                                                   Class A
                                                                                    -------
9/30/97......  $16.81     $0.31       $ 3.43      $ 3.74    $(0.31)  $(1.75) $(2.06)  $18.49      24.81%    $169,201
9/30/98......   18.49      0.29         1.29        1.58     (0.30)   (1.74)  (2.04)   18.03       9.32      189,668
9/30/99......   18.03      0.25         3.57        3.82     (0.26)   (1.47)  (1.73)   20.12      22.11      256,467
9/30/00......   20.12      0.21         2.83        3.04     (0.22)   (1.98)  (2.20)   20.96      15.69      319,598
9/30/01......   20.96      0.22        (5.73)      (5.51)    (0.21)   (2.00)  (2.21)   13.24     (28.35)     229,609
                                                                                   Class B
                                                                                    -------
9/30/97......  $16.80     $0.21       $ 3.43      $ 3.64    $(0.21)  $(1.75) $(1.96)  $18.48      24.09%    $173,435
9/30/98......   18.48      0.18         1.28        1.46     (0.19)   (1.74)  (1.93)   18.01       8.62      165,926
9/30/99......   18.01      0.13         3.57        3.70     (0.15)   (1.47)  (1.62)   20.09      21.38      177,577
9/30/00......   20.09      0.08         2.82        2.90     (0.09)   (1.98)  (2.07)   20.92      14.98      174,936
9/30/01......   20.92      0.11        (5.70)      (5.59)    (0.13)   (2.00)  (2.13)   13.20     (28.80)      95,473
                                                                                   Class II
                                                                                    --------
2/02/99-
 9/30/99/(3)/  $20.00     $0.08       $ 0.11      $ 0.19    $(0.08)  $   --  $(0.08)  $20.11       0.95%    $  8,851
9/30/00......   20.11      0.08         2.82        2.90     (0.09)   (1.98)  (2.07)   20.94      14.95       29,506
9/30/01......   20.94      0.12        (5.72)      (5.60)    (0.13)   (2.00)  (2.13)   13.21     (28.83)      24,450



                               Ratio of net
                                investment
               Ratio of           income
               expenses           (loss)
Period        to average        to average       Portfolio
Ended         net assets        net assets       turnover
------        ----------       ------------      ---------


9/30/97......    1.50%             1.86%            149%
9/30/98......    1.46              1.59              80
9/30/99......    1.45              1.26             123
9/30/00......    1.44              1.01             259
9/30/01......    1.44              1.32             362


9/30/97......    2.11%             1.26%            149%
9/30/98......    2.08              0.97              80
9/30/99......    2.06              0.64             123
9/30/00......    2.06              0.40             259
9/30/01......    2.08              0.68             362


2/02/99-
 9/30/99/(3)/    2.05%/(4)(5)/     0.71%/(4)(5)/    123%
9/30/00......    2.05/(5)/         0.38/(5)/        259
9/30/01......    2.05/(5)/         0.71/(5)/        362

--------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                         9/30/99 9/30/00 9/30/01
                         ------- ------- -------
Balanced Assets Class II  1.41%   0.07%   0.06%


--------------------------------------------------------------------------------
"DOGS" OF WALL STREET FUND


                                        Net
                                    gain (loss)
                                    on invest-    Total    Dividends Distri-
              Net Asset    Net      ments (both    from    from net  butions         Net Asset             Net Assets
               Value,    invest-     realized    invest-    invest-   from    Total   Value,                 end of
Period        beginning    ment         and        ment      ment    capital distri-  end of     Total       period
Ended         of period income/(1)/ unrealized) operations  income    gains  butions  period   Return/(2)/  (000's)
------        --------- ----------  ----------- ---------- --------- ------- ------- --------- ----------  ----------
                                                                            Class A
                                                                             -------
6/08/98-
 9/30/98/(3)/  $12.50     $0.07       $(1.51)     $(1.44)   $   --   $   --  $   --   $11.06     (11.52)%   $16,672
9/30/99......   11.06      0.21         0.73        0.94     (0.13)      --   (0.13)   11.87       8.47      26,403
9/30/00......   11.87      0.23        (1.85)      (1.62)    (0.23)   (0.35)  (0.58)    9.67     (14.09)      8,732
9/30/01......    9.67      0.23         0.73        0.96     (0.22)      --   (0.22)   10.41      10.04       7,983
                                                                            Class B
                                                                             -------
6/08/98-
 9/30/98/(3)/  $12.50     $0.04       $(1.51)     $(1.47)   $   --   $   --  $   --   $11.03     (11.76)%   $19,734
9/30/99......   11.03      0.14         0.72        0.86     (0.08)      --   (0.08)   11.81       7.82      55,526
9/30/00......   11.81      0.16        (1.84)      (1.68)    (0.16)   (0.35)  (0.51)    9.62     (14.62)     21,221
9/30/01......    9.62      0.16         0.73        0.89     (0.16)      --   (0.16)   10.35       9.30      21,674
                                                                            Class II
                                                                             --------
6/08/98-
 9/30/98/(3)/  $12.50     $0.04       $(1.51)     $(1.47)   $   --   $   --  $   --   $11.03     (11.76)%   $20,108
9/30/99......   11.03      0.14         0.72        0.86     (0.08)      --   (0.08)   11.81       7.82      94,065
9/30/00......   11.81      0.16        (1.84)      (1.68)    (0.16)   (0.35)  (0.51)    9.62     (14.62)     24,110
9/30/01......    9.62      0.15         0.74        0.89     (0.16)      --   (0.16)   10.35       9.30      21,793



                               Ratio of net
                                investment
               Ratio of           income
               expenses           (loss)
Period        to average        to average       Portfolio
Ended         net assets        net assets       turnover
------        ----------       ------------      ---------
                                                                            Class A
                                                                             -------
6/08/98-
 9/30/98/(3)/    0.95%/(4)(5)/     1.78%/(4)(5)/     0%
9/30/99......    0.95/(5)/         1.69/(5)/        35
9/30/00......    0.95/(5)/         2.20/(5)/        57
9/30/01......    0.95/(5)/         2.10/(5)/        59
                                                                            Class B
                                                                             -------
6/08/98-
 9/30/98/(3)/    1.60%/(4)(5)/     1.39%/(4)(5)/     0%
9/30/99......    1.60/(5)/         1.08/(5)/        35
9/30/00......    1.60/(5)/         1.56/(5)/        57
9/30/01......    1.60/(5)/         1.45/(5)/        59
                                                                            Class II
                                                                             --------
6/08/98-
 9/30/98/(3)/    1.60%/(4)(5)/     1.45%/(4)(5)/     0%
9/30/99......    1.60/(5)/         1.11/(5)/        35
9/30/00......    1.60/(5)/         1.50/(5)/        57
9/30/01......    1.60/(5)/         1.45/(5)/        59

--------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):


                                    9/30/98 9/30/99 9/30/00 9/30/01
                                    ------- ------- ------- -------
"Dogs" of Wall Street Fund Class A.  0.43%   0.23%   0.34%   0.36%
"Dogs" of Wall Street Fund Class B.  0.58%   0.22%   0.30%   0.25%
"Dogs" of Wall Street Fund Class II  0.50%   0.19%   0.27%   0.27%

         Fund Highlights
--------------------------------------------------------------------------------


INTERNATIONAL EQUITY FUND





                                 Net gain
                                 (loss) on
                                investments            Dividends Distri-
          Net Asset     Net        (both      Total    from net  butions         Net Asset             Net Assets
           Value,     invest-    realized      from     invest-   from    Total   Value,                 end of
Period    beginning ment income     and     investment   ment    capital distri-  end of     Total       period
Ended     of period (loss)/(1)/ unrealized) operations  income    gains  butions  period   Return/(2)/  (000's)
------    --------- ----------- ----------- ---------- --------- ------- ------- --------- ----------  ----------
                                                                                  Class A
                                                                                  -------
11/19/96-
10/31/97.  $12.50     $ 0.01      $(0.05)     $(0.04)    $  --   $   --  $   --   $12.46      (0.32)%   $24,365
10/31/98.   12.46      (0.01)      (0.01)      (0.02)       --    (0.22)  (0.22)   12.22      (0.09)     28,418
10/31/99.   12.22      (0.03)       2.12        2.09        --    (0.05)  (0.05)   14.26      17.15      29,324
10/31/00.   14.26      (0.11)       0.29        0.18        --       --      --    14.44       1.26      49,085
10/31/01.   14.44      (0.05)      (4.40)      (4.45)       --    (1.11)  (1.11)    8.88     (33.17)     24,408
                                                                                  Class B
                                                                                  -------
11/19/96-
10/31/97.  $12.50     $(0.09)     $(0.03)     $(0.12)    $  --   $   --  $   --   $12.38      (0.96)%   $42,656
10/31/98.   12.38      (0.09)         --       (0.09)       --    (0.22)  (0.22)   12.07      (0.67)     47,817
10/31/99.   12.07      (0.12)       2.08        1.96        --    (0.05)  (0.05)   13.98      16.29      47,342
10/31/00.   13.98      (0.22)       0.31        0.09        --       --      --    14.07       0.64      48,901
10/31/01.   14.07      (0.13)      (4.26)      (4.39)       --    (1.11)  (1.11)    8.57     (33.64)     26,747
                                                                                 Class II
                                                                                  --------
3/06/97-
10/31/97.  $12.60     $(0.07)     $(0.15)     $(0.22)    $  --   $   --  $   --   $12.38      (1.75)%   $ 4,459
10/31/98.   12.38      (0.09)         --       (0.09)       --    (0.22)  (0.22)   12.07      (0.67)      7,982
10/31/99.   12.07      (0.13)       2.10        1.97        --    (0.05)  (0.05)   13.99      16.37      11,709
10/31/00.   13.99      (0.21)       0.30        0.09        --       --      --    14.08       0.64      20,367
10/31/01.   14.08      (0.12)      (4.28)      (4.40)       --    (1.11)  (1.11)    8.57     (33.69)     12,949



                                   Ratio of
                                  investment
                Ratio of            income
                expenses            (loss)
Period         to average         to average      Portfolio
Ended        net assets/(4)/    net assets/(4)/   turnover
------       --------------     --------------    ---------


11/19/96-
10/31/97.      2.10%/(3)(6)/      0.07%/(3)(6)/      70%
10/31/98.      2.03/(6)/          (0.11)/(6)/       114
10/31/99.      2.03/(6)/          (0.23)/(6)/       102
10/31/00.      2.03/(5)/          (0.72)/(5)/        89
10/31/01.      2.03/(6)/          (0.42)/(6)/       272


11/19/96-
10/31/97.      2.72%/(3)(6)/     (0.69)%/(3)(6)/     70%
10/31/98.      2.68/(6)/         (0.74)/(6)/        114
10/31/99.      2.68/(6)/         (0.92)/(6)/        102
10/31/00.      2.68/(5)/         (1.37)/(5)/         89
10/31/01.      2.68/(6)/         (1.14)/(6)/        272


3/06/97-
10/31/97.      2.70%/(3)(6)/     (0.75)%/(3)(6)/     70%
10/31/98.      2.68/(6)/         (0.71)/(6)/        114
10/31/99.      2.68/(6)/          (0.95)/(6)/       102
10/31/00.      2.68/(5)/         (1.30)/(5)/         89
10/31/01.      2.68/(6)/         (1.13)/(6)/        272

------



(1) Calculated based upon average shares outstanding


(2) Total return is not annualized and does not reflect sales load


(3) Commencement of sale of respective class of shares


(4) Annualized


(5) Net of the following expense reimbursements (based on average net assets):



                             10/31/97  10/31/98  10/31/99  10/31/00 10/31/01
               -            --------- --------- --------- --------- --------
    International Equity A.   0.37%     0.45%     0.25%     0.04%     0.03%
    International Equity B.   0.45%     0.48%     0.24%     0.04%     0.06%
    International Equity II   0.87%     0.55%     0.33%     0.10%     0.14%





(5) The ratio reflects an expense cap which is net of custody credits of (0.01%) or waivers/reimbursements if applicable.


(6) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waivers/reimbursements if applicable.

--------------------------------------------------------------------------------

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

         For More Information
--------------------------------------------------------------------------------

The following documents contain more information about the Funds and are available free of charge upon request:

   ANNUAL AND SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual reports also contain a written analysis of market conditions and investment strategies that significantly affected a Fund's performance during the applicable period.

   STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Funds' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Funds by contacting:

   SunAmerica Fund Services, Inc.
   Mutual Fund Operations
   The SunAmerica Center
   3rd Floor
   733 Third Avenue
   New York, New York 10017-3204
   1-800-858-8850, extension 5125
   www.sunamericafunds.com

or

by calling your broker or financial advisor.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Information about the Funds is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: SunAmerica Capital Services

INVESTMENT COMPANY ACT
File No. 811-4801

--------------------------------------------------------------------------------
  JANUARY 30, 2002                                                  PROSPECTUS
--------------------------------------------------------------------------------




SUNAMERICA

            o FOCUSED GROWTH AND INCOME PORTFOLIO
            o SUNAMERICA GNMA FUND
            o SUNAMERICA GROWTH OPPORTUNITIES FUND

              CLASS Y SHARES









The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.







                                                               [LOGO] SUNAMERICA
                                                                    MUTUAL FUNDS

TABLE OF CONTENTS
=================---------------------------------------------------------------

FUND HIGHLIGHTS .....................................................    2

SHAREHOLDER ACCOUNT INFORMATION .....................................    9

MORE INFORMATION ABOUT THE FUNDS ....................................   12

     INVESTMENT STRATEGIES ..........................................   12

     GLOSSARY .......................................................   14

          INVESTMENT TERMINOLOGY ....................................   14

          RISK TERMINOLOGY ..........................................   15

FUND MANAGEMENT .....................................................   16

INFORMATION ABOUT ADVISERS ..........................................   17

FINANCIAL HIGHLIGHTS ................................................   18









                                                               [LOGO] SUNAMERICA
                                                                    MUTUAL FUNDS

================================================================================

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

The following questions and answers are designed to provide you with information about three SunAmerica Mutual Funds and their investment goals, principal investment strategies, and principal investment techniques. The goal of the Focused Growth and Income Portfolio and Growth Opportunities Fund may be changed without shareholder approval, although you will receive notice of any change; the goal of the GNMA Fund may not be changed without shareholder approval. There can be no assurance that any Fund's investment goal will be met or that the net return on an investment in a Fund will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided under "More Information About the Portfolios," on pages 12-13, and the glossary that follows on page 14.


Q:   WHAT ARE THE FUNDS' INVESTMENT GOALS, PRINCIPAL STRATEGIES AND TECHNIQUES?

A:

                               PRINCIPAL                      PRINCIPAL
                 INVESTMENT    INVESTMENT                     INVESTMENT
   FUND            GOAL         STRATEGY                      TECHNIQUES
   ----          ----------    ----------                     ----------
FOCUSED          long-term     growth,          active trading of equity
GROWTH AND       growth of     and focus        securities selected to achieve a
INCOME           capital and                    blend of growth companies, value
PORTFOLIO        current                        companies and companies that the
                 income                         Advisers believe have elements
                                                of growth and value, issued by
                                                large-cap companies, including
                                                those that offer the potential
                                                for a reasonable level of
                                                current income. Each Adviser may
                                                emphasize either a growth
                                                orientation or a value
                                                orientation at any particular
                                                time

GNMA FUND        current       fixed income     active trading of
                 income, with  investing        mortgage-backed securities of
                 capital                        high credit quality issued or
                 appreciation                   guaranteed by the Government
                 as a secondary                 National Mortgage Association
                 objective                      (GNMA) without regard to the
                                                maturities of such securities.
                                                Under normal market conditions,
                                                at least 65% of the Fund's total
                                                assets will be invested in such
                                                securities

GROWTH           capital       growth           active trading of common stocks
OPPORTUNITIES    appreciation                   that demonstrate the potential
FUND                                            for capital appreciation, issued
                                                generally by mid-cap companies

--------------------------------------------------------------------------------
                                       Q&A

When deemed appropriate by an Adviser, a Portfolio may engage in ACTIVE TRADING when it frequently trades its portfolio securities to achieve its investment goal. A focus strategy is one in which an Adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment.


A FOCUS philosophy reflects the belief that, over time, the performance of most investment managers' "highest confidence" stocks exceeds that of their more diversified portfolios. Each Adviser of the Focused Growth and Income Portfolio will invest in up to ten securities and the Portfolio will hold up to 30 securities. Each Adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security in the Fund.

The "GROWTH" ORIENTED philosophy to which the Growth Opportunities Fund subscribes, and to which the Focused Growth and Income Portfolio partly subscribes--that of investing in securities believed to offer the potential for long-term growth of capital focuses on securities considered to have a historical record of above-average earnings growth; to have significant potential for earnings growth; to have the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.


The "VALUE" ORIENTED philosophy to which the Focused Growth and Income Portfolio partly subscribes--that of investing in securities believed to be undervalued in the market--reflects a contrarian approach, in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and may have generally been overlooked by the market.

MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.

The strategy of "FIXED INCOME INVESTING" in which the GNMA Fund engages includes utilizing economic research and analysis of current economic conditions, potential fluctuations in interest rates, and, where relevant, the strength of the underlying issuer. The GNMA Fund will utilize this strategy in seeking to achieve its investment goal as described in the chart.

The GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) is a government owned corporation and a federal agency. GNMA guarantees, with the full faith and credit of the U.S. government, full and timely payment of all monthly principal and interest payments on the mortgage-backed pass-through securities which it issues. Shares of the Fund itself are not guaranteed or insured by the U.S. government or by any government entity.
--------------------------------------------------------------------------------

================================================================================


--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FOCUSED GROWTH AND INCOME PORTFOLIO

The Focused Growth and Income Portfolio provides investors with access to three different professional Advisers, each with a distinct methodology within a particular investment style. Each Adviser manages a separate portion of the Portfolio.

MARKET CAPITALIZATION RANGES


Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the market capitalization ranges prescribed by the Style Box categories designed by Morningstar, Inc. Morningstar, Inc. may change the Style Box market capitalization ranges over time as market conditions and broad market valuations vary. The market capitalization ranges applicable to the Focused Growth and Income Portfolio or the Growth Opportunities Fund will change as the Morningstar categories vary. Currently, these market capitalization ranges are as follows: $1.4 billion or less for the Small-Cap category; between $1.4 billion and $8.7 billion for the Mid-Cap category; and $8.7 billion or more for the Large-Cap category.


Q:   WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

A: The following section describes the principal risks of each Fund, while the chart on pages 12-13 describes various additional risks.


     PRINCIPAL RISKS--ALL FUNDS

     Shares of the Funds are not bank deposits and are not guaranteed or insured by any bank or SunAmerica or SunAmerica's affiliates, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Fund will be able to achieve its investment goals. If the value of the assets of a Fund goes down, you could lose money.

     RISKS OF INVESTING IN EQUITY SECURITIES--FOCUSED GROWTH AND INCOME PORTFOLIO AND GROWTH OPPORTUNITIES FUND

     The Focused Growth and Income Portfolio and Growth Opportunities Fund invest primarily in equity securities. As with any equity fund, the value of your investment in either of these Funds may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may decline under varying market conditions--for example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. In addition, individual stocks selected for any of these Funds may underperform the market generally.

     RISKS OF NON-DIVERSIFICATION--FOCUSED GROWTH AND INCOME PORTFOLIO

     The Focused Growth and Income Portfolio is non-diversified, which means that it can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By concentrating in a smaller number of stocks, the Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.

     RISKS OF INVESTING IN BONDS--GNMA FUND

     The bond  market as a whole could go up or down  (sometimes  dramatically).
     Interest rates and bond prices typically move inversely to each other, therefore, as with any bond fund, the value of your investment in the Fund may go up or down in response to changes in interest rates. Also, defaults (or even the potential for future default) by bond issuers may cause the value of your investment in the Fund to go down.

     RISK OF PREPAYMENT--GNMA FUND

     The Fund will invest significantly in mortgage-backed securities, which entails the risk that the underlying principal may be "prepaid" at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities. Generally, long term bonds are more interest rate sensitive than short term bonds.

     RISK OF MID-CAP COMPANIES--GROWTH OPPORTUNITIES FUND

     Stocks of mid-cap companies may be more volatile than, and not as readily marketable as, those of larger companies.

================================================================================

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

Q:   HOW HAVE THE FUNDS PERFORMED HISTORICALLY?


A: The Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual returns to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Fund will perform in the future. The returns shown in the bar chart are for either Class A shares or Class B shares of the Funds. Class Y shares would have had substantially similar annual returns as those shown for Class A shares or Class B shares because the Class Y shares are invested in the same portfolio of securities as those of the Class A shares or Class B shares. The annual returns of the Class Y shares would differ from those of the Class A shares or Class B shares only to the extent that the Classes do not have the same fees and expenses. Class Y shares commenced offering on January 30, 2002.


FOCUSED GROWTH AND INCOME PORTFOLIO  (CLASS B)

[Data below represent bar chart in printed piece.]

 '98      '99       '00        '01
------   ------   -------    -------
12.38%   57.18%   -16.71%    -20.15%


During the 4-year period shown in the bar chart, the highest return for a quarter was 45.62% (quarter ended December 31, 1999) and the lowest return for a quarter was -17.62% (quarter ended December 31, 2001).

Average Annual Total Returns
(as of the calendar year                              Past One     Since
ended December 31, 2001)                                Year      Inception****
Focused Growth and Income Portfolio*       Class B     -24.15%        3.73%
S&P 500 Index**                                        -11.88%        7.02%
Morningstar Large-Cap Blend Category***                -13.68%        5.37%


    * Includes sales charge.

   ** The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.


  *** Developed  by  Morningstar,   the  Morningstar  Large-Cap  Blend  Category
      currently reflects a group of 1,231 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.


 **** Commenced offering on October 15, 1997.

================================================================================


--------------------------------------------------------------------------------

GNMA FUND  (CLASS B)

[Data below represent bar chart in printed piece.]

 '92    '93     '94    '95     '96    '97    '98     '99    '00     '01
-----  -----  ------  ------  -----  -----  -----  ------  ------  -----
4.37%  3.44%  -1.64%  17.30%  3.47%  9.47%  7.89%  -0.80%  10.62%  6.76%

During the 10-year period shown in the bar chart, the highest return for a quarter was 5.86% (quarter ended June 30, 1995) and the lowest return for a quarter was -1.91% (quarter ended March 31, 1996).


Average Annual Total Returns
(as of the calendar year                     Past One    Past Five    Past Ten
ended December 31, 2001)                       Year        Years      Years****
GNMA Fund*                         Class B     1.79%       6.40%        5.85%
Salomon Brothers GNMA Index**                  8.25%       7.48%        7.20%
Lipper GNMA Category***                        7.53%       6.54%        6.40%


    * Includes sales charge.

   ** The  Salomon  Brothers  GNMA  Index is  comprised  of 126 issues of 15 and
      30-year fixed-rate pass-through mortgage-backed securities.

  *** The Lipper  GNMA  category is  comprised  of funds that invest at least 65
      percent  of  their  assets  in  Government  NationalMortgage   Association
      securities.

 **** Commenced offering on April 25, 1983.

================================================================================

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

GROWTH OPPORTUNITIES FUND  (CLASS A)

[Data below represent bar chart in printed piece.]

 '92       '93    '94      '95    '96      '97    '98     '99     '00      '01
------   ------  ------  ------  ------  ------  ------  ------  ------  -------
12.45%   10.80%  -4.79%  35.05%  12.48%  13.68%  23.15%  89.03%  -2.56%  -33.08%


During the 10-year period shown in the bar chart, the highest return for a quarter was 55.18% (quarter ended December 31, 1999) and the lowest return for a quarter was -26.35% (quarter ended December 31, 2001).

Average Annual Total Returns
(as of the calendar year                                Past One     Past Five      Past Ten
ended December 31, 2001)                                  Year         Years       Years*****
Growth Opportunities Fund*                    Class A   -36.94%       10.22%          11.35%
S&P 500(R)Index**                                       -11.88%       10.70%          12.93%
Morningstar Mid-Cap Growth Category***                  -21.28%        8.44%          10.30%
Russell Mid-Cap(R)Growth Index****                      -20.16%        9.02%          11.11%


    * Includes sales charge.

   ** The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.


  *** Developed  by  Morningstar,   the  Morningstar   Mid-Cap  Growth  Category
      currently reflects a group of 688 mutual funds that have portfolios with median capitalizations, price/earnings ratios, and price/book ratios similar to those of the fund.


 **** The Russell  Mid-Cap(R)  Growth Index  measures the  performance  of those
      Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

***** Commenced offering on January 28, 1987.

================================================================================


--------------------------------------------------------------------------------

Q:   WHAT ARE THE FUNDS' EXPENSES?

A: The following tables describe the fees and expenses that you may pay if you buy and hold Class Y shares of the Funds.


                                                         FOCUSED GROWTH                          GROWTH
                                                           AND INCOME              GNMA       OPPORTUNITIES
                                                            PORTFOLIO              FUND           FUND
                                                         ---------------           ----       -------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
     Maximum Sales Charge (Load)                               None                 None           None
     Maximum Sales Charge (Load) Imposed on Purchases
     (as a percentage of offering price)                       None                 None           None
     Maximum Deferred Sales Charge (Load)
     (as a percentage of amount redeemed)                      None                 None           None
     Maximum Sales Charge (Load)
     Imposed on Reinvested Dividends                           None                 None           None
     Redemption Fee                                            None                 None           None
     Exchange Fee                                              None                 None           None
     Maximum Account Fee                                       None                 None           None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
     Management Fees                                           1.00%                0.50%          0.75%
     Distribution (12b-1) Fees                                 None                 None           None
     Other Expenses(1)                                         0.54%                0.54%          0.43%
                                                               ----                 ----           ----
Total Annual Fund Operating Expenses(1)                        1.54%                1.04%          1.18%
                                                               ====                 ====           ====
Expense Reimbursement(1)                                       0.34%                  --             --
Net Expenses(2)                                                1.20%                1.04%          1.18%

(1) "Other Expenses," "Total Annual Fund Operating Expenses" and "Expense Reimbursement" are estimated.

(2) The Boards of Directors of each Fund, including a majority of the Independent Directors, approved the Investment Advisory and Management Agreements subject to the net expense ratios set forth above. The agreed upon net expense ratios shown above are determined by deducting a fixed percentage from the Funds' Class A shares net expense ratio and will change periodically as the net expense ratio of the Funds' Class A shares change. SunAmerica will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses be higher than the net expense ratio. SunAmerica may not increase such ratios, which are contractually required by agreement with the Boards of Directors, without the approval of the Boards of Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors.

================================================================================

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table your costs would be:

                                                 1 year      3 years      5 years    10 years
Focused Growth and Income Portfolio ..........   $  122         381          660       1,455
GNMA Fund ....................................   $  106         331          574       2,120
Growth Opportunities Fund ....................   $  120         375          649       1,432

================================================================================

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

OPENING AN ACCOUNT, BUYING AND SELLING SHARES

Class Y shares are offered exclusively for sale to certain group plans including, but not limited to, state-sponsored tuition savings plans that have an agreement with SunAmerica Capital Services, Inc. to sell Class Y shares (a "Plan"). Class Y shares may be purchased or redeemed only by the Plan on behalf of individual Plan participants at net asset value without any sales or redemption charge. Class Y shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their contributions in the Plan. All purchases of Fund shares through the Plan will be of Class Y shares. Inquiries regarding the purchase, redemption or exchange of Class Y shares or the making or changing of investment choices should be directed to your financial advisor or plan administrator.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share (NAV) for each Fund and class of shares is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAVfor each Fund also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Fund. As a result, the value of the Fund's shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at market at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Directors.

BUY AND SELL PRICES. When the Plan buys Class Y shares, it pays the NAV. When the Plan sells Class Y shares, it receives NAV. The NAV per share at which shares of the Funds are purchased or redeemed by the Plan for the accounts of individual Plan participants might be more or less than the NAV per share prevailing at the time that such participants made their investment choices or made their contributions to the Plan.


EXECUTION OF REQUESTS. Each Fund is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Fund receives the Plan's request in good order. If the Fund or SunAmerica Capital Services, Inc. receives the Plan's order before the Fund's close of business (generally 4:00 p.m., Eastern time), the Plan will receive that day's closing price. If the Fund or SunAmerica Capital Services, Inc. receives the Plan's order after that time, the Plan will receive the next business day's closing price. The Fund and SunAmerica Capital Services, Inc. reserve the right to reject any order to buy shares.


During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Each Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of this Fund's shares may change on days when you will not be able to purchase or redeem your shares.

If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash. However, the Focused Growth and Income Portfolio has made an election which requires it to pay a certain portion of redemption proceeds in cash.


At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days from the date of receipt of payment.

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES


ACCOUNT STATEMENTS. In general, you will receive account statements as follows:

     o after every transaction that affects your account balance (except a dividend reinvestment or automatic purchase from your bank account)

     o after any changes of name or address of the registered owner(s)

     o in all other circumstances, quarterly or annually, depending upon the Fund

Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by January 31.

DIVIDENDS. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are paid quarterly by the Focused Growth and Income Portfolio, annually by the Growth Opportunities Fund and monthly by the GNMA Fund. Capital gains distributions, if any, are paid at least annually by the Funds.

================================================================================

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------


DIVIDEND REINVESTMENTS. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Fund and share class on which they were paid. Contact your Plan administrator for more information.


TAXABILITY OF DIVIDENDS. As a qualified plan, the Plans that invest in Class Y generally pay no federal income tax. Individual participants in the plans should consult their Plan documents and their own tax advisors for information on the tax consequences associated with participating in the Plans.

================================================================================


--------------------------------------------------------------------------------














                       This Page Intentionally Left Blank

================================================================================

MORE INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   FOCUSED GROWTH
                                                     AND INCOME
                                                      PORTFOLIO
--------------------------------------------------------------------------------

What is the Fund's investment goal?             Long-term growth
                                                of capital and current income



--------------------------------------------------------------------------------
What principal  investment  strategies does     growth, value and focus
the Fund use to implement its
investment goal?

--------------------------------------------------------------------------------
What are the Fund's principal investment        active trading of large-cap
techniques?                                     companies that offer the
                                                potential for long-term
                                                growth of capital and
                                                reasonable level of current
                                                income




--------------------------------------------------------------------------------
What are the  Fund's  other  significant        o Foreign  securities
(non-principal) investments?




--------------------------------------------------------------------------------
What other types of securities may the Fund     o Short-term investments
normally invest in as part of efficient         o Defensive instruments
portfolio management and which may produce      o Options and futures
some income?                                    o Special situations



--------------------------------------------------------------------------------
What risks may affect the Fund?                 PRINCIPAL RISKS:
                                                o Market volatility
                                                o Securities selection
                                                o Non-diversification
                                                NON-PRINCIPAL RISKS:
                                                o Foreign exposure
                                                o Derivatives
                                                o Hedging

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                   INVESTMENT
                                   STRATEGIES

Each Fund has its own investment goal and a strategy for pursuing it. The chart summarizes information about each Fund's investment approach. Following this chart is a glossary that further describes the investment and risk terminology used in the chart. Please review the glossary in conjunction with this chart.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       GROWTH
           GNMA                                    OPPORTUNITIES
           FUND                                         FUND
--------------------------------------------------------------------------------

Current income, with                     Capital appreciation
capital appreciation
as a secondary objective


--------------------------------------------------------------------------------
fixed income investing                   growth





--------------------------------------------------------------------------------
active trading mortgage-                 active trading of stocks
backed securities guaranteed             of mid-cap companies
by the Government National               that offer the potential
Mortgage Association without             for capital appreciation
regard to maturities of such
securities. Under normal
market conditions, at least
65% of the Fund's total
assets will be invested in such
securities

--------------------------------------------------------------------------------
o U.S. Government securities             o Small-cap stocks
o Short-term investments                 o Large-cap stocks
o When issued/delayed delivery
  transactions

--------------------------------------------------------------------------------
o Defensive instruments                  o Short-term investments
o Securities lending                       (up to 10%)
  (up to 33%)                            o Defensive instruments
o Borrowing for temporary                o Options and futures
  or emergency purposes                  o Special situations
  (up to 5%)



--------------------------------------------------------------------------------

PRINCIPAL RISKS:                         PRINCIPAL RISKS:
o Securities selection                   o Market volatility
o Interest rate fluctuations             o Securities selection
o Prepayment                             o Small and mid market capitalization
o NON-PRINCIPAL RISKS:                   NON-PRINCIPAL RISKS:
o Illiquidity                            O Technology companies
o Hedging                                o Derivatives
                                         o Hedging



--------------------------------------------------------------------------------

================================================================================

MORE INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

GLOSSARY

INVESTMENT TERMINOLOGY

GROWTH OF CAPITAL AND CAPITAL APPRECIATION are growth of the value of an investment.

ACTIVE TRADING means that a Fund may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund and could affect your performance. During periods of increased market volatility, active trading may be more pronounced.

FIXED-INCOME SECURITIES provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed-income security is obligated to make payments on this security ahead of other payments to security holders. An INVESTMENT GRADE fixed-income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Adviser).


LARGE-CAP  COMPANIES  are those with market caps  within the  Morningstar,  Inc.
Large-Cap category, as described on page 3. Currently, this range is $8.7 billion or higher.

MID-CAP COMPANIES are those with market caps within the Morningstar, Inc. Mid-Cap category, as described on page 3. Currently, this range is between $1.4 billion and $8.7 billion.

SMALL-CAP  COMPANIES  are those with market caps  within the  Morningstar,  Inc.
Small-Cap category, as described on page 3. Currently, this range is $1.4 billion or less.


U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American Depositary Receipts (ADRS) or other similar securities that convert into foreign securities, such as European Depositary Receipts (EDRS) and Global Depositary Receipts (GDRS).

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Fund with sufficient liquidity to meet redemptions and cover expenses.

DEFENSIVE INVESTMENTS include high quality fixed income securities and money market instruments. A Fund will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Fund may not achieve its investment goal.

MORTGAGE-BACKED SECURITIES directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others.

THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) is a government owned corporation and a federal agency. GNMA guarantees, with the full faith and credit of the U.S. Government, full and timely payment of all monthly principal and interest payments on the mortgage-backed pass-through securities which it issues. Shares of the GNMA Fund itself are not guaranteed or insured by the U.S. government or any government entity.

OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

--------------------------------------------------------------------------------
LARGE-CAP COMPANIES AND MID-CAP COMPANIES generally have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the New York Stock Exchange or another national or international stock exchange or, in some cases, are traded over the counter. SMALL-CAP COMPANIES generally will be companies that have been in business for a shorter period of time.

The two best-known debt rating agencies are Standard & Poor's Rating Services, a Division of The McGraw-Hill Companies, Inc. and Moody's Investors Services, Inc. "Investment grade" refers to any security rated "BBB" or above by Standard & Poor's or "Baa" or above by Moody's.
--------------------------------------------------------------------------------

================================================================================


--------------------------------------------------------------------------------

WHEN-ISSUED/DELAYED DELIVERY TRANSACTIONS generally involve the purchase or sale of a security with payment and delivery at some time in the future--i.e. beyond normal settlement.

SECURITIES LENDING involves a loan of securities by a Fund in exchange for cash or collateral. The Fund earns interest on the loan while retaining ownership of the security.

A Fund may BORROW for temporary or emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund's portfolio. Borrowing will cost a Fund interest expense and other fees. The costs of borrowing may reduce a Fund's return.

A SPECIAL SITUATION arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

RISK TERMINOLOGY

MARKET VOLATILITY: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Fund's portfolio.

SECURITIES SELECTION: A strategy used by a Fund, or securities selected by its Adviser, may fail to produce the intended return.

INTEREST RATE FLUCTUATIONS: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

SMALL AND MID MARKET CAPITALIZATION: Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies will be subject to these risks to a lesser extent.

TECHNOLOGY COMPANIES: The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, worldwide scientific and technological developments and changes in governmental regulation and policies.

NON-DIVERSIFICATION: By concentrating in a smaller number of stocks, a Fund's risk is increased because the effect of each stock on the Fund's performance is greater.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other asset-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Fund may exhibit price characteristics of longer-term debt securities.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

ILLIQUIDITY: Certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

DERIVATIVES: Derivatives, including options and futures, are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

HEDGING: Hedging is a strategy in which the Adviser uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
                                                                              15

================================================================================

FUND MANAGEMENT
--------------------------------------------------------------------------------


SUNAMERICA ASSET MANAGEMENT CORP. SunAmerica selects and manages the investments, provides various administrative services, and supervises the daily business affairs of each Fund, except for certain portions of the Focused Growth and Income Portfolio as to which SunAmerica has delegated portfolio management to two other Advisers. For the most recent fiscal year of each Fund, the Funds paid SunAmerica an annual fee equal to the following percentage of average daily net assets:

                  Focused Growth and Income Portfolio                 1.00%
                  GNMA Fund                                           0.50%
                  Growth Opportunities Fund                           0.75%


SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $28.5 billion as of December 31, 2001. In addition to managing the Portfolios, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Brazos Mutual Funds, Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Series Trust and SunAmerica Strategic Investment Series, Inc.


ADDITIONAL INFORMATION ABOUT THE ADVISERS TO THE FOCUSED GROWTH AND INCOME PORTFOLIO SunAmerica, as the Focused Growth and Income Portfolio's investment manager, initially allocated the assets of the Focused Growth and Income Portfolio equally among the Advisers. SunAmerica will also allocate new cash from share purchases and redemption requests equally among the Advisers, unless SunAmerica determines, subject to the review of the Board, that a different allocation of assets would be in the best interests of the Fund and its shareholders.

With respect to the Focused Growth and Income Portfolio, SunAmerica intends to periodically review the asset allocation in the Fund to ensure that no portion of assets managed by an Adviser exceeds that portion managed by any other Adviser to the Fund by more than 5%. If such a condition exists, SunAmerica will then determine what actions, if any, to take to rebalance and reallocate assets among the Advisers. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to a portion of the Fund with a relatively lower total return.

SunAmerica may terminate any agreement with any Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Focused Growth and Income Portfolio with unaffiliated Advisers approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated Advisers for new or existing Funds, change the terms of particular agreements with unaffiliated Advisers or continue the employment of existing unaffiliated Advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of a Fund have the right to terminate an agreement with an Adviser for the Fund at any time by a vote of the majority of the outstanding voting securities of such Fund. Shareholders will be notified of any Adviser changes. The order also permits the Fund to disclose the Advisers' fees only in the aggregate for the Focused Growth and Income Portfolio.

Payments to Advisers for their services are made by SunAmerica, not by the Focused Growth and Income Portfolio.

DISTRIBUTOR. SunAmerica Capital Services, Inc. distributes each Fund's shares and incurs the expenses of distributing the Funds' Class Y shares under a Distribution Agreement with respect to the Funds, none of which are reimbursed by or paid for by the Funds. There is no distribution plan in effect for the Class Y shares.


ADMINISTRATOR. SunAmerica Fund Services, Inc. assists the Funds' transfer agent in providing shareholder services. The Administrator, a SunAmerica company, is paid a monthly fee by each Fund for its services at the annual rate of 0.22% of average daily net assets.


SunAmerica, the Distributor and Administrator are all located in The SunAmerica Center, 733 Third Avenue, New York, New York 10017.

================================================================================

INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------

The Adviser and Portfolio Managers for each Fund are described below:

FUND                                           ADVISER
-----                                          -------

Focused Growth and Income                      SunAmerica
Portfolio                                      Marsico Capital Management, LLC
                                               Harris Associates L.P.

GNMA Fund                                      SunAmerica

Growth Opportunities                           SunAmerica
Fund

DESCRIPTION OF THE ADVISERS


HARRIS ASSOCIATES L.P. HARRIS is a wholly owned subsidiary of CDC IXIS Asset Management, a leading French institutional money management company, and is located at Two North LaSalle Street, Chicago, Illinois. Harris manages money in three distinct business segments: separate accounts, mutual funds and alternative investments, and is the investment adviser to the Oakmark Mutual Funds. As of December 31, 2001, Harris had approximately $20.8 billion in assets under management.

MARSICO CAPITAL MANAGEMENT, LLC. MARSICO is a Delaware limited liability company located at 1200 17th Street, Suite 1300, Denver, Colorado 80202. As of December 31, 2001, Marsico had approximately $11.9 billion in assets under management. SUNAMERICA ASSET MANAGEMENT CORP. See page 16.


PORTFOLIO MANAGERS

                                         NAME, TITLE AND AFFILIATION
     FUND                                OF PORTFOLIO MANAGER OR TEAM           EXPERIENCE
     -----                               ----------------------------           ----------
     Focused Growth and                  William C. Nygren, CFA                 Mr. Nygren is a Partner of Harris Associates and
     Income Portfolio                    Partner and Portfolio Manager          is also a Portfolio Manager. Mr. Nygren has been
                                         (Harris)                               with Harris Associates since 1983 and has over 20
                                                                                years of investment experience. From 1990 to 1998,
                                                                                Mr. Nygren was the Director of Research of Harris
                                                                                Associates.

                                         Thomas F. Marsico                      Mr. Marsico has been the Chairman and Chief
                                         Portfolio Manager (Marsico)            Executive Officer of Marsico since he formed
                                                                                Marsico in 1997. From 1988 through 1997, Mr.
                                                                                Marsico served as the portfolio manager of the
                                                                                Janus Twenty Fund and, from 1991 through 1997,
                                                                                Mr. Marsico served as the portfolio manager of the
                                                                                Janus Growth & Income Fund.

                                         Francis Gannon                         Mr. Gannon has been a Senior Vice President of
                                         Portfolio Manager                      SunAmerica since October 1999 and Portfolio
                                         (SunAmerica)                           Manager with the firm since 1996. He joined
                                                                                SunAmerica as an equity analyst in 1993.

     GNMAFund                            Fixed Income Investment Team           The Team is composed of four portfolio managers
                                         (SunAmerica)                           and research analysts. SunAmerica's investment
                                                                                discipline is based on fundamental research of
                                                                                earnings, revenues and market opportunities.
                                                                                Investment decisions are based upon a company's
                                                                                underlying fundamentals and strategic position, in
                                                                                light of industry and market outlook.

     Growth Opportunities Fund           Domestic Equity Investment Team        The Team is composed of sixteen portfolio
                                         (SunAmerica)                           managers, research analysts and traders.
                                                                                SunAmerica's investment discipline is based on
                                                                                fundamental research of earnings, revenues and
                                                                                market opportunities. Investment decisions are
                                                                                based upon a company's underlying fundamentals and
                                                                                strategic position, in light of industry and
                                                                                market outlook.


================================================================================

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



The Financial Highlights table for each Fund is intended to help you understand the Fund's financial performance for the past 5 years or since inception. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the Focused Growth and Income Portfolio and GNMA Fund (except for the period ended September 30, 2001, which is unaudited), has been audited by another independent accountant, whose reports, along with each Fund's financial statements, are incorporated by reference in the Funds' Statement of Additional Information (SAI), which is available upon request. The information for the Growth Opportunities Fund for the fiscal years ended September 30, 2000 and 2001 has been audited by Ernst & Young, LLP, whose report, along with the Fund's financial statements, are incorporated by reference in the SAI, which is available upon request. The financial highlights for the Growth Opportunities Fund for prior fiscal periods have been audited by another independent accountant. Class Y shares would have had substantially similar total returns as those shown for Class A and Class B shares because the shares are invested in the same portfolio of securities as the Class A or Class B shares. The total returns of the Class Y shares would differ from those of the Class A or Class B shares only to the extent that Class A or Class B shares are subject to higher fees than Class Y shares. If these amounts were reflected, returns would be less than those shown.

FOCUSED GROWTH AND INCOME PORTFOLIO

                                      NET GAIN
                             NET     (LOSS) ON        TOTAL     DIVIDENDS  DISTRI-
               NET ASSET   INVEST-    INVEST-         FROM      FROM NET   BUTIONS             NET ASSET           NET ASSETS
                VALUE,      MENT    MENTS (BOTH      INVEST-   INVEST-    FROM       TOTAL    VALUE,               END OF
PERIOD         BEGINNING   INCOME   REALIZED AND      MENT        MENT     CAPITAL    DISTRI-   END OF     TOTAL     PERIOD
ENDED          OF PERIOD  (LOSS)(1)  UNREALIZED)   OPERATIONS    INCOME     GAINS     BUTIONS   PERIOD   RETURN(2)   (000'S)
-----          --------   --------- ------------  ------------  ---------- --------   -------  --------- --------- -----------
                                                    CLASS B
                                                    -------
10/15/97-
10/31/97 .....  $12.50     $   --     $(0.54)        $(0.54)      $   --    $   --    $   --    $11.96    (4.32)%    $   941
10/31/98 .....   11.96      (0.07)      1.08           1.01        (0.01)       --     (0.01)    12.96     8.43       16,157
10/31/99 .....   12.96      (0.13)      4.25           4.12           --     (0.18)    (0.18)    16.90    32.21       39,636
10/31/00 .....   16.90      (0.26)      3.46           3.20           --     (0.98)    (0.98)    19.12    19.03       83,480
10/31/01 .....   19.12      (0.15)     (6.03)         (6.18)          --     (0.44)    (0.44)    12.50   (32.94)      59,653

GNMA FUND
                                                    CLASS B
                                                    -------
3/31/97 ......  $10.45      $0.57     $(0.08)         $0.49       $(0.52)   $   --    $(0.52)   $10.42     4.82%     $18,929
3/31/98 ......   10.42       0.55       0.63           1.18        (0.52)    (0.02)    (0.54)    11.06    11.54       18,837
3/31/99 ......   11.06       0.50       0.12           0.62        (0.46)    (0.50)    (0.96)    10.72     5.63       26,061
3/31/00 ......   10.72       0.46      (0.30)          0.16        (0.44)       --     (0.44)    10.44     1.55       22,376
3/31/01 ......   10.44       0.53       0.74           1.27        (0.55)    (0.01)    (0.56)    11.15    12.45       38,190
9/30/01(7) ...   11.15       0.21       0.38           0.59        (0.23)       --     (0.23)    11.51     5.66       72,357

GROWTH OPPORTUNITIES FUND
                                                    CLASS A
                                                    -------
9/30/97 ......  $17.78     $(0.15)    $ 3.83         $ 3.68       $   --    $(0.80)   $(0.80)   $20.66    21.54%     $46,051
9/30/98 ......   20.66      (0.13)     (0.78)         (0.91)          --     (3.53)    (3.53)    16.22    (4.20)      38,437
9/30/99 ......   16.22      (0.19)      8.26           8.07           --     (1.17)    (1.17)    23.12    52.42       57,880
9/30/00 ......   23.12      (0.17)     21.77          21.60           --     (3.93)    (3.93)    40.79   102.04      206,531
9/30/01 ......   40.79      (0.14)    (22.33)        (22.47)          --     (2.90)    (2.90)    15.42   (58.23)      89,935


                RATIO OF NET
  RATIO OF       INVESTMENT
  EXPENSES      INCOME (LOSS)
 TO AVERAGE      TO AVERAGE     PORTFOLIO
 NET ASSETS      NET ASSETS      TURNOVER
 ----------     -------------   ---------


 2.43%(3)(4)(5)   0.29%(3)(4)(5)     2%
 2.43(4)(5)      (0.52)(4)(5)       98
 2.20(4)(6)      (0.87)(4)(6)      165
 2.10(4)(5)      (1.27)(4)(5)      121
 2.10(4)(5)      (0.99)(4)(5)      203




 2.07%            5.46%            426%
 2.13             5.09             529
 2.07             4.53             456
 2.03             4.41             910
 1.64(8)          5.11(8)          833
 1.64(3)(9)(8)    3.82(3)(9)(8)    170




 1.64%           (0.84)%           332%
 1.62            (0.75)            377
 1.57            (0.93)            220
 1.43            (0.49)            139
 1.49            (0.57)            207



--------------------
  (1) Calculated based upon average shares outstanding.
  (2) Total return is not annualized and does not reflect sales load.
  (3) Annualized.
  (4) Net of the following expense reimbursements (based on average net assets):

                 10/31/97     10/31/98    10/31/99     10/31/00    10/31/01
                 --------     --------    --------     --------   -----------
                   1.26%        0.67%       0.44%       0.32%        0.30%

  (5) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waiver/reimbursements if applicable.
  (6) The ratio reflects an expense cap which is net of custody credits of (0.01%) or waivers/reimbursements if applicable.
  (7) Unaudited.
  (8) Net of the following expense reimbursements (based on average net assets):

                  3/31/97      3/31/00     3/31/01      9/30/01
                  -------      -------     -------      -------
                    --           --         0.33%        0.21%

  (9) The ratios reflect an expense cap of 1.64%, which are net of custody credits of (0.01%) or waivers/reimbursements if applicable.

================================================================================

FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Funds and are available free of charge upon request:

     ANNUAL AND SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The reports also contain a written analysis of market conditions and investment strategies that significantly affected a Fund's performance during the last applicable period.

     STATEMENTS OF ADDITIONAL INFORMATION (SAIS). Contain additional information about the Funds' policies, investment restrictions and business structure. This prospectus incorporates the SAIs by reference.

You may obtain copies of these documents or ask questions about the Funds by contacting:

         SunAmerica Fund Services, Inc.
         Mutual Fund Operations
         The SunAmerica Center
         733 Third Avenue, 3rd Floor
         New York, New York 10017-3204
         1-800-858-8850, extension 5125
         www.sunamericafunds.com

or
by calling your broker or financial advisor.

Information about the Funds (including the SAIs) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Information about the Funds is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

                                                               [LOGO] SUNAMERICA
                                                                    MUTUAL FUNDS

DISTRIBUTOR: SunAmerica Capital Services

INVESTMENT COMPANY ACT
File Nos. 811-07797 (SunAmerica Style Select Series, Inc.)
          811-4708 (SunAmerica Income Funds)
          811-4801 (SunAmerica Equity Funds)

                             SUNAMERICA EQUITY FUNDS
                       Statement of Additional Information
                             dated January 30, 2002

The SunAmerica Center                            General Marketing and
733 Third Avenue                                 Shareholder Information
New York, NY  10017-3204                         (800) 858-8850

         SunAmerica Equity Funds (the "Trust") is a mutual fund consisting of seven different investment funds: SunAmerica Blue Chip Growth Fund, SunAmerica Growth Opportunities Fund, SunAmerica New Century Fund, SunAmerica Growth and Income Fund, SunAmerica Balanced Assets Fund, SunAmerica "Dogs" of Wall Street Fund and SunAmerica International Equity Fund. Each Fund has distinct investment objectives and strategies.

         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Trust's Prospectus dated January 30, 2002. To obtain a Prospectus free of charge, please call the Trust at (800) 858-8850. Each Prospectus is incorporated by reference into this Statement of Additional Information. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                                TABLE OF CONTENTS


                                                                           Page
                                                                           ----
HISTORY OF THE TRUST ...................................................       2
INVESTMENT OBJECTIVES AND POLICIES .....................................       3
INVESTMENT RESTRICTIONS ................................................      38
TRUSTEES AND OFFICERS ..................................................      40
COMPENSATION TABLE .....................................................      46
ADVISER, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR ....      46
ADVISORY FEES ..........................................................      47
PORTFOLIO TRANSACTIONS AND BROKERAGE ...................................      53
ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES ....................      56
ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES ..................      65
EXCHANGE PRIVILEGE .....................................................      66
DETERMINATION OF NET ASSET VALUE .......................................      67
PERFORMANCE DATA .......................................................      69
DIVIDENDS, DISTRIBUTIONS AND TAXES .....................................      76
RETIREMENT PLANS .......................................................      81
DESCRIPTION OF SHARES ..................................................      82
ADDITIONAL INFORMATION .................................................      84
FINANCIAL STATEMENTS ...................................................      89
APPENDIX ...............................................................       1

         No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Adviser or the Distributor. This Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

         This Statement of Additional Information relates to the seven different investment Funds of SunAmerica Equity Funds, a Massachusetts business trust, which is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The seven Funds are:
SunAmerica Blue Chip Growth Fund ("Blue Chip Growth Fund"), SunAmerica Growth Opportunities Fund ("Growth Opportunities Fund"), SunAmerica New Century Fund ("New Century Fund"), SunAmerica Growth and Income Fund ("Growth and Income Fund"), SunAmerica Balanced Assets Fund ("Balanced Assets Fund"), SunAmerica "Dogs" of Wall Street Fund ("Dogs of Wall Street Fund") and SunAmerica International Equity Fund ("International Equity Fund").

                              HISTORY OF THE TRUST

         The Trust, an open-end management investment company, was organized as a Massachusetts business trust on June 18, 1986. All of the Funds except "Dogs" of Wall Street Fund and International Equity Fund are diversified.

         SunAmerica Asset Management Corp. ("SunAmerica") serves as investment adviser for all of the Funds. As described in the Prospectus, SunAmerica has retained AIG Global Investment Corp. ("AIGGIC") to provide subadvisory services to the International Equity Fund. The term "Adviser" is used to refer to SunAmerica or AIGGIC, as applicable.

         On June 18, 1996, the Trustees authorized the designation of Class Z shares of the New Century Fund. The offering of such Class Z shares commenced on October 1, 1996.

         On November 20, 1997, the Trustees approved the designation of Class C shares of each of the Funds. The offering of such Class C shares of the New Century Fund and Growth and Income Fund commenced on February 2, 1998.

         The offering of the Class Z shares of the Growth and Income Fund commenced on April 15, 1998.

         On March 17, 1998, the Trustees approved the creation of "Dogs" of Wall Street Fund. The offering of such Fund's Class A, B and II shares commenced on June 1, 1998.

         On November 19, 1998, the Trustees redesignated Class C shares as Class II shares for each of the Funds, except with respect to "Dogs" of Wall Street Fund which had no Class C shares. Such offering commenced on December 1, 1998.

         On August 24, 1999, the Trustees adopted a resolution to change the name of the Mid-Cap Growth Fund to Growth Opportunities Fund. The name change became effective September 13, 1999.

         On March 31, 2000, the Trustees adopted a resolution to change the name of the Small Company Growth Fund to the New Century Fund. The name change became effective April 3, 2000.

         On August 22, 2001, the Trustees approved the creation of the International Equity Fund. The International Equity Fund is the survivor of a reorganization with the International Equity Portfolio of SunAmerica Style Select Series, Inc. (the "Prior International Fund") and three series of North American Funds. The offering of International Equity Fund's Class A, B, II and I shares commenced on November 16, 2001. The Trustees also authorized, to commence offering on November 16, 2001, Class I shares for Blue Chip Growth Fund, Growth Opportunities Fund, Growth and Income Fund, Balanced Assets Fund and New Century Fund.

         On November 29, 2001, the Trustees authorized the designation of Class Y shares of the Growth Opportunities Fund. The offering of such class Y shares commenced on January 30, 2002.

                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives and policies of each of the Funds are described in the Prospectus. Certain types of securities in which the Funds may invest and certain investment practices that the Funds may employ, are described under "More Information About the Funds -- Fund Investment Strategies" in the Prospectus and are discussed more fully below. Unless otherwise specified, each Fund may invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

Illiquid and Restricted Securities

         No more than 15% of the value of a Fund's net assets, determined as of the date of purchase, may be invested in illiquid securities including repurchase agreements that have a maturity of longer than seven days, interest-rate swaps, currency swaps, caps, floors and collars, or other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Funds will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).

         In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         For example, restricted securities that the Board of Trustees or Adviser, pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for resale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to
Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions the Adviser will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a fund may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement.

         Commercial paper issues in which a Fund's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by
Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper issued by a company that files reports under the Securities Exchange Act of 1934, as amended, is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Fund's 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Trustees. The Trustees have delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

Repurchase Agreements

         Each Fund may enter into repurchase agreements only involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser subject to the guidance of the Trustees. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Fund's money is invested in the security. Whenever a Fund enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, the Fund will require additional collateral. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. A Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Fund's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

Reverse Repurchase Agreements

         Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Fund then invests the proceeds from the transaction in another obligation in which the Fund is authorized to invest. The Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, the Fund will segregate cash or liquid securities in an amount at least equal in value to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.

Fixed Income Securities

         Each Fund except "Dogs" of Wall Street Fund may invest, subject to the percentage and credit quality limitations stated herein and in the Prospectus, in debt securities, including corporate obligations issued by domestic and foreign corporations and governments and money market instruments, without regard to the maturities of such securities.

         Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.

         The market values of fixed income securities tend to vary inversely with the level of interest rates--when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

         The Blue Chip Growth, Growth Opportunities and New Century Funds may, under normal circumstances, invest up to 35% of total assets in debt securities that have the potential for capital appreciation. These Funds may invest in securities rated as low as "BBB" by Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc. ("Standard & Poor's") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or unrated securities of equivalent quality.

         The Growth and Income Fund generally will not invest in debt securities in the lowest rating categories ("CC" or lower for Standard & Poor's or "Ca" or lower for Moody's) unless the Adviser believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. In the event the rating of a debt security is down-graded below the lowest rating category deemed by the Adviser to be acceptable for the Fund's investments, the Adviser will determine on a case by case basis the appropriate action to serve the interest of shareholders, including disposition of the security.

         The Balanced Assets Fund will, under normal circumstances, invest at least 25% of its assets in fixed-income senior securities; however, the fixed income component will exceed 25% when the Adviser believes such an adjustment in portfolio mix to be necessary in order to conserve principal, such as in anticipation of a decline in the equities market. The Balanced Assets Fund may invest up to 15% of total assets (measured at the time of investment) in securities rated below investment grade.

         The International Equity Fund may invest up to 20% of its total assets in debt securities that the Adviser expects have the potential for capital appreciation. The Fund may invest in debt securities rated below investment grade.

         "Investment grade" is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor's (AAA, AA, A or BBB) or by Moody's (Aaa, Aa, A or Baa), or, if unrated, considered by the Adviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

         Those debt securities rated "BBB" or "Baa," while considered to be "investment grade," may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. While the Funds have no stated policy with respect to the disposition of securities whose ratings fall below investment grade, each occurrence is examined by the Adviser to determine the appropriate course of action.

Risks of Investing in Lower Rated Bonds

         As described above, debt securities in which the Growth and Income, Balanced Assets and International Equity Funds may invest may be in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody's or BB or lower by Standard & Poor's (and comparable unrated securities) (commonly known as "junk bonds"). For a description of these and other rating categories, see Appendix. No minimum rating standard is required for a purchase by the Fund.

         Such high yield bonds can be expected to provide higher yields, but may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies. It should be noted that lower-rated securities are subject to risk factors such as (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments;
(c) redemption or call provisions that may be exercised at inopportune times;
(d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation that could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high-yield, high-risk bonds.

         High yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market.

         There is a thinly traded market for high yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, a Fund may have difficulty valuing the high yield bonds in their portfolios accurately and disposing of these bonds at the time or price desired. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.

         Ratings assigned by Moody's and Standard & Poor's to high yield bonds, like those assigned to other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a rating with respect to a portfolio security is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the portfolio. Investment in high yield bonds may make achievement of the Fund's objective more dependent on the Adviser's own credit analysis than is the case for higher-rated bonds.

         Market prices for high yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high yield bonds. In addition, legislation impacting high yield bonds may have a materially adverse effect on the market for such bonds. For example, federally insured savings and loan associations have been required to divest their investments in high yield bonds.

         The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher-rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

         As a result of all these factors, the net asset value of the Fund, to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds that invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause the Fund to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.

Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds

         Fixed income securities in which the Growth and Income and International Equity Funds may invest also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Fund's distribution obligations.

Short-Term and Temporary Defensive Instruments

         In addition to their primary investments, each Fund, except as described below, may also invest up to 10% of its total assets in money market instruments for liquidity purposes (to meet redemptions and expenses). For temporary defensive purposes, each Fund, except as described below, may invest up to 100% of its total assets in fixed income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). "Dogs" of Wall Street Fund may invest in money market instruments pending investment in the stocks selected through its investment strategy and does not intend to invest any of its assets in fixed income securities. A description of securities ratings is contained in the Appendix to this Statement of Additional Information.

         Subject to the limitations described above and below, the following is a description of the types of money market and fixed income securities in which the Funds may invest:

Commercial Paper

         Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations. A Fund's commercial paper investments may include variable amount master demand notes and floating rate or variable rate notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rates while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. A Fund has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, a Fund's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, a Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated in one of the two highest categories by a nationally recognized statistical rating organization. The Funds will generally purchase commercial paper only of companies of medium to large capitalizations (i.e., $1 billion or more).

Certificates of Deposit and Bankers' Acceptances

         Certificates of deposit, including Eurodollar certificates of deposit and certificates of deposit issued by domestic or foreign banks located outside the U.S., are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

         The Funds will generally open interest-bearing accounts only with, or purchase certificates of deposit, time deposits or bankers' acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

Corporate Obligations

         Corporate debt obligations (including master demand notes). For a further description of variable amount master demand notes, see the section entitled "Commercial Paper" above.

Repurchase Agreements

         See the section entitled "Repurchase Agreements" above.

U.S. Government Securities

         Each Fund except "Dogs" of Wall Street Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the U.S. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

         Such a Fund may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the U.S. Obligations of the Government National Mortgage Association ("GNMA"), the Farmer's Home Administration ("FMHA") and the Export-Import Bank are backed by the full faith and credit of the U.S.

         Such a Fund may also invest in securities issued by U.S. government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. In the case of securities not backed by the full faith and credit of the U.S., a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

Mortgage-backed Securities

         The Balanced Assets and International Equity Funds may, in addition to the U.S. government securities noted above, invest in mortgage-backed securities (including private mortgage-backed securities), such as GNMA, FNMA or FHLMC certificates (as described below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

         The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Balanced Assets and International Equity Funds to differ from the yield calculated on the basis of the expected average life of the pool.

         Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Balanced Assets and International Equity Funds receive may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Balanced Assets and International Equity Funds have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. The Balanced Assets and International Equity Funds may purchase mortgage-backed securities at a premium or at a discount.

         The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

                  GNMA Certificates. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Balanced Assets and International Equity Funds may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

         GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the FMHA, or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the U.S. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates at a premium in the secondary market.

                  FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

         GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

                  FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

                  Collateralized Mortgage Obligations. Another type of mortgage-backed security in which the Balanced Assets and International Equity Funds may invest is a collateralized mortgage obligation ("CMO"). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (i.e., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities, CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

                  Certain CMOs may be deemed to be investment companies under the 1940 Act. The Balanced Assets Fund intends to conduct operations in a manner consistent with this view, and therefore generally may not invest more than 10% of its total assets in CMOs that are deemed to be investment companies without obtaining appropriate regulatory relief. In reliance on Securities and Exchange Commission ("SEC") staff interpretations, the Fund may invest in those CMOs and other mortgage backed securities that are not by definition excluded from the provisions of the 1940 Act but have obtained exemptive orders from the SEC from such provisions.

                  Stripped Mortgage-Backed Securities. The Balanced Assets and International Equity Funds may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of U.S. government securities in which a Fund invests. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on the Fund's yield. While interest only and principal only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's net asset value per share. Only government interest only and principal only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to a Fund's limitation on investments in illiquid securities.

Investment in Small, Unseasoned Companies

         As described in the Prospectus, the Growth Opportunities and New Century Funds will invest, and each other Fund except for "Dogs" of Wall Street Fund may invest, in the securities of small companies having market capitalizations under $1.35 billion. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

         Companies with market capitalization of $1.35 billion to $8.85 billion ("mid-cap companies") may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative. Each Fund may invest in the securities of mid-cap companies.

Warrants and Rights

         Each Fund may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration (generally two or more years). Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

When-Issued and Delayed Delivery Securities

         Each Fund may purchase or sell such securities on a "when-issued" or "delayed delivery" basis. Although a Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Fund will segregate with its custodian, cash, or liquid securities at least equal to the value of purchase commitments until payment is made. With respect to securities sold on a delayed-delivery basis, a Fund will either segregate the securities sold or liquidate assets of a comparable value.

         A Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Fund losing the opportunity to obtain a price and yield considered to be advantageous. If a Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. (At the time a Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

         To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to a Fund.

         When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

Foreign Securities


         Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The International Equity Fund will invest primarily in foreign securities. Each Fund except "Dogs" of Wall Street Fund is authorized to invest without limitation in foreign securities. A Fund may purchase securities issued by issuers in any country provided that a Fund (other than the International Equity Fund) may not invest more than 25% of its total assets in the securities issued by entities domiciled in any one foreign country.

         Each Fund may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A

Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Fund's investment policies, the Fund's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

         Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (i.e., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. The International Equity Fund may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by those companies may be more volatile, less liquid and more uncertain as to payment of dividends, interest and principal.

          The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Fund's non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund's non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Because the Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares, the value of these Fund's shares may change on days when a shareholder will not be able to purchase or redeem shares.

         Additionally, foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement could cause the Fund to miss attractive investment opportunities. The inability to dispose of Fund securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser.

Brady Bonds

         The International Equity Fund expects that a portion of its emerging market governmental debt obligations will consist of "Brady Bonds." Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the "Brady Plan." This is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds generally have maturities of between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the Fund may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

         Agreements implemented under the Brady Plan have been designed to achieve debt and debt service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Brady Bonds have typically traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

 Investment Companies

         All of the Funds may invest in the securities of other open-end or closed-end investment companies subject to the limitations imposed by the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests.

         The International Equity Fund may invest in domestic closed-end investment companies that invest in certain foreign markets, including developing countries or emerging markets. The International Equity Fund may invest also in foreign investment companies that invest in such markets. Some of the countries in which the Fund invests may not permit direct investment by foreign investors such as the Fund. Investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in investment companies in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitations under the 1940 Act.

         Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the outstanding voting stock of the acquired investment company. The Fund will not invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investments justify the payment of any associated fees and expenses.

         The International Equity Fund may invest in Passive Foreign Investment Companies ("PFICs"), which are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that the Fund invests in PFICs, the Fund may elect to recognize income associated with the PFIC prior to the actual receipt of any such income in order to avoid adverse tax consequences.

Corporate Transactions Involving Portfolio Companies of "Dogs" of Wall Street
Fund

         "Dogs" of Wall Street Fund will employ a buy and hold strategy over the course of each year, which ignores market timing and rejects active management. The Adviser anticipates that the thirty stocks held by "Dogs" of Wall Street Fund will remain the same throughout the course of a year, despite any adverse developments concerning a particular stock, an industry, the economy or the stock market generally. In the event a corporate transaction such as a reorganization, merger, acquisition or bankruptcy affects the issuer of securities in "Dogs" of Wall Street Fund's portfolio, the Fund generally will not alter its portfolio holdings in an active manner. For example, if as a result of a merger, a stock held in "Dogs" of Wall Street Fund's portfolio is automatically exchanged for a stock of another company, "Dogs" of Wall Street Fund will hold the newly acquired stock until such time as "Dogs" of Wall Street Fund's entire portfolio is rebalanced; however, "Dogs" of Wall Street Fund would not add to this position when it invests new cash flow. In the event that "Dogs" of Wall Street Fund were to receive cash in exchange for its entire position in an issuer upon a corporate event, "Dogs" of Wall Street Fund would not replace the issuer in its portfolio, but would hold only 29 stocks for the balance of the calendar year.

Diversification

         All of the Funds except the "Dogs" of Wall Street and International Equity Funds are classified as "diversified" for purposes of the 1940 Act. As "non-diversified" funds, the Funds are not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent the Funds make investments in excess of 5% of their assets in the securities of a particular issuer, their exposure to the risks associated with that issuer is increased. Because these Funds invest in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Funds or subject the Funds to greater price volatility than that experienced by diversified investment companies.

         All of the Funds, including "Dogs" of Wall Street and International Equity Funds, intend to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company under the Code, a Fund must, among other things, diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of its assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In the unlikely event application of "Dogs" of Wall Street Fund's strategy would result in a violation of these requirements of the Code, it would be required to deviate from its strategy to the extent necessary to avoid losing its status as a regulated investment company.

Loans of Portfolio Securities

         Consistent with applicable regulatory requirements, each Fund may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Fund receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Fund continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Fund; and any gain or loss in the market price of the loaned security during the loan would inure to the Fund. Each Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

         Since voting or consent rights that accompany loaned securities pass to the borrower, each Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities that are the subject of the loan.

Derivatives Strategies

         Each Fund may write (i.e., sell) call options ("calls") on securities traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions except that "Dogs" of Wall Street Fund does not intend to write call options on securities traded on foreign securities exchanges. After any sale up to 100% of a Fund's total assets may be subject to calls. All such calls written by a Fund must be "covered" while the call is outstanding (i.e., the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

         In addition, a Fund could experience capital losses, which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

         The Balanced Assets and International Equity Funds also may write put options ("puts"), which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option that increases the Fund's return. The Fund writes only covered put options, which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities.

Hedging Strategies

         For hedging purposes as a temporary defensive maneuver, each Fund, except as described below, may also use interest rate futures contracts, foreign currency futures contracts, stock and bond index futures contracts and futures contracts on U.S. Government Securities (together, "Futures"); forward contracts on foreign currencies ("Forward Contracts"), call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all the foregoing referred to as "Hedging Instruments"). In addition, the International Equity Fund may use Hedging Instruments from time to time for income enhancement. Puts and calls on securities, interest rate Futures or stock and bond index Futures or options on such Futures purchased or sold by the Fund will normally be listed on a national securities or commodities exchange or on U.S. over-the-counter markets. However, a Fund may also buy and sell options and futures on foreign equity indexes and foreign fixed income securities. Because the markets for these instruments are relatively new and still developing, the ability of such a Fund to engage in such transactions may be limited. Hedging Instruments may be used to attempt to: (i) protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates);
(ii) protect a Fund's unrealized gains in the value of its equity and debt securities that have appreciated; (iii) facilitate selling securities for investment reasons; (iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or, except with respect to "Dogs" of Wall Street Fund, (v) reduce the risk of adverse currency fluctuations. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked. "Dogs" of Wall Street Fund does not intend to use Forward Contracts on foreign currencies, call and put options on foreign currencies or foreign currency Futures Contracts.

         For the International Equity Fund, forward foreign currency exchange contracts, currency options and currency swaps may be entered into for non-hedging purposes when the Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities or are not included in such portfolio. The Fund may use currency contracts and options to cross-hedge, which involves selling or purchasing instruments in one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for non-hedging purposes, the Fund will segregate cash or liquid securities in an amount sufficient to meet its payment obligations in these transactions or otherwise "cover" the obligation. Initial margin deposits made in connection with currency futures transactions or premiums paid for currency options traded over-the-counter or on a commodities exchange may each not exceed 5% of the Fund's total assets in the case of non-bona fide hedging transactions. The Fund may enter into currency swaps. Currency swaps involve the exchange by the Fund with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund will segregate cash or liquid securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlement with respect to swap transactions. To the extent that the net amount of a swap will be segregated through cash or liquid securities, the Fund believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, they will not be treated as being subject to the Fund's borrowing restrictions. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

         If and to the extent authorized to do so, a Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

         Each Fund except "Dogs" of Wall Street Fund may use spread transactions for any lawful purpose consistent with the Fund's investment objective. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

         A Fund's strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of a Fund's portfolio, to permit a Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, a Fund could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Fund could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Fund could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts at a lower rate than the spot ("cash") rate. "Dogs" of Wall Street Fund does not intend to use this strategy. Additional information about the Hedging Instruments the Funds may use is provided below.

Options

                  Options on Securities. As noted above, each Fund may write and purchase call and put options (including yield curve options) on equity and debt securities except that "Dogs" of Wall Street Fund does not intend to engage in yield curve options or options on debt securities.

         When a Fund writes a call on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. In such instance, the Fund retains the risk of loss, which can be significant if the Fund does not own the securities subject to the call, should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

         To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Fund retains the underlying security and the premium received. If a Fund could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

         When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Fund will lose its premium payment and the right to purchase the underlying investment.

         A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Fund as writing a covered call. The premium a Fund receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

         A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

         When a Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

         Buying a put on an investment that a Fund does not own permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

         When writing put options on securities, to secure its obligation to pay for the underlying security, a Fund will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Fund to take delivery of the underlying security against payment of the exercise price. A Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

                  Options on Foreign Currencies. Each Fund except "Dogs" of Wall Street Fund may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by the Fund) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Fund segregates cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by a Fund on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security that the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Fund collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

                  Options on Securities Indices. As noted above under "Hedging Strategies," each Fund may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Fund buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

Futures and Options on Futures

                  Futures. Upon entering into a Futures transaction, a Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         As noted above, each Fund except "Dogs" of Wall Street Fund may purchase and sell foreign currency futures contracts for hedging to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

                  Options on Futures. As noted above, certain Funds may purchase and write options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures.")

         The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the Futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Fund's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         A Fund may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.

Forward Contracts

         Each Fund except "Dogs" of Wall Street Fund may engage in Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract.

         A Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. The Funds, other than the International Equity Fund, will use Forward Contracts for hedging purposes only.

         A Fund may enter into Forward Contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         A Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Fund may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedged"). The Funds, except "Dogs" of Wall Street Fund, may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging").

         A Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the Forward Contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund will segregate cash or liquid securities having a value equal to the aggregate amount of the Fund's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

         The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

         Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

         At or before the maturity of a Forward Contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The cost to a Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

         Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Additional Information About Options

         The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Fund has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Fund's entering into a closing transaction.

         A Fund's ability to close out its position as a purchaser or seller of a call or put option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options,
(2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of an exchange, (5) inadequacy of the facilities of an exchange to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

         An option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by a Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within a Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying investments.

         Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and are individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

         Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

Regulatory Aspects of Hedging Instruments

         Each Fund must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Fund from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Fund may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided, that the Fund may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Each Fund, except International Equity Fund, intends to engage in Futures transactions and options thereon only for hedging purposes. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

         Transactions in options by a Fund are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Fund purchases a Future, the Fund will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

Possible Risk Factors in Hedging

         Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used.

         In addition to the risks discussed above, there is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of a Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

         If a Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

         When conducted outside the U.S., hedging and other strategic transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging and other strategic transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors,
(2) lesser availability of data on which to make trading decisions than in the U.S., (3) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lower trading volume and liquidity.

         Other Derivatives Strategies

         In the future, each Fund may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Fund's investment objectives, legally permissible and adequately disclosed.

Dollar Rolls

         The Funds may enter into "dollar rolls" in which the Fund sells mortgage or other asset-backed securities ("Roll Securities") for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the Roll Securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. The Fund will enter into only covered rolls. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

         Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument the Fund is required to repurchase may be worth less than an instrument the Fund originally held. Successful use of dollar rolls will depend upon the Adviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

Short Sales

          The International Equity Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund, on a daily basis, will segregate and maintain cash or liquid securities, at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.

         Each Fund, except "Dogs" of Wall Street Fund, may make "short sales against the box." A short sale is against the box to the extent that the Fund contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

         A Fund may not enter into a short sale, including a short sale against the box, if, as a result, more than 25% of its net assets would be subject to such short sales. A Fund generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box.

Leverage

         In seeking to enhance investment performance, "Dogs" of Wall Street Fund, the New Century Fund, the Growth and Income Fund and the International Equity Fund may increase their ownership of securities by borrowing at fixed rates of interest up to the maximum extent permitted under the 1940 Act (presently 50% of net assets) and investing the borrowed funds, subject to the restrictions stated in the respective Prospectus. Any such borrowing will be made only pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of each Fund's assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Fund's assets, so computed, should fail to meet the 300% asset coverage requirement, the Fund is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Fund's assets fluctuate in value, but borrowing obligations are fixed when the Fund has outstanding borrowings, the net asset value per share of a Fund correspondingly will tend to increase and decrease more when the Fund's assets increase or decrease in value than would otherwise be the case. A Fund's policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Fund.

Special Situations

         A "special situation" arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Real Estate Investment Trusts ("REITs")

         The Funds may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

         Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Future Developments

         Each Fund may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Fund's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. Each Fund's Prospectus and Statement of Additional Information will be amended or supplemented as appropriate to discuss any such new investments.

                             INVESTMENT RESTRICTIONS

         Each Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A "majority of the outstanding voting securities" of a Fund for this purpose means the lesser of
(i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or
(ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

         Under the following fundamental restrictions, no Fund may:

         1. With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one company or more than 10% of any class of a company's outstanding securities, except that these restrictions shall not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities ("U.S. government securities"); provided, that this restriction does not apply to "Dogs" of Wall Street Fund and International Equity Fund.

         2. Invest more than 5% of its total assets (taken at market value at the time of each investment) in securities of companies having an operating history, together with predecessors, of less than three years of continuous operations, except that this restriction shall not apply to U.S. government securities; provided, that this restriction does not apply to "Dogs" of Wall Street Fund and International Equity Fund.

         3.                (a) For all Funds except International Equity Fund:
                  Purchase securities on margin, borrow money or pledge their assets, except that "Dogs" of Wall Street

                  Fund, the New Century Fund and the Growth and Income Fund may borrow money to purchase securities as set forth in the Prospectus and Statement of Additional Information and each Fund may borrow for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. Further, to the extent that an investment technique engaged in by "Dogs" of Wall Street Fund or Growth and Income Fund required pledging of assets, the Fund may pledge assets in connection with such transactions. For purposes of this restriction and restriction (9) below, collateral arrangements with respect to the options, financial futures and options thereon described in the Prospectus and Statement of Additional Information are not deemed to constitute a pledge or loan of assets.

                           (b) For International Equity Fund: Borrow money,
                  except that (i) the Fund may borrow in amounts up to 33 1/3% of its total assets for temporary or emergency purposes, (ii) the Fund may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets) and (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit the Fund's engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

          4. Invest more than 25% of each Fund's assets in the securities of issuers engaged in the same industry, except that "Dogs" of Wall Street Fund may invest more than 25% of its assets in the securities of issuers in the same industry to the extent such investment would be selected according to its stock selection criteria.

          5. Engage in arbitrage transactions, buy or sell commodities or commodity contracts or real estate or interests in real estate, except that each Fund may (a) purchase or sell financial futures and options thereon for hedging purposes, as described in the Prospectus and Statement of Additional Information, under policies developed by the Trustees and (b) purchase and sell marketable securities secured by real estate and marketable securities of companies that invest or deal in real estate, except that "Dogs" of Wall Street may engage in such transactions for speculation.

          6. Act as underwriter, except to the extent that in connection with the disposition of portfolio securities, the Funds may be deemed to be underwriters under certain Federal securities laws.

          7. Make loans, except through (i) repurchase agreements, (ii) loans of portfolio securities, (iii) the purchase of portfolio securities consistent with a Fund's investment objectives and policies, as described in the Prospectus, and (iv) as otherwise permitted by exemptive order of the SEC.

          8. Issue senior securities as defined in the 1940 Act, except that each Fund may enter into repurchase agreements, lend its portfolio securities and borrow money, as described in restriction (3).

                  The following additional restrictions are not fundamental policies and may be changed by the Trustees without a vote of shareholders. Each Fund may not:

          9. For all Funds except International Equity Fund: Make short sales of securities or maintain a short position, except that each Fund may effect short sales against the box.

         10. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 15% of a Fund's net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

         11. Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

         12. For the International Equity Fund: Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.

                              TRUSTEES AND OFFICERS

         The following table lists the Trustees and executive officers of the Trust, their ages and principal occupations during the past five years. The business address for each Trustee and executive officer is The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. For the purposes of this Statement of Additional Information, the SunAmerica Mutual Funds ("SAMF") consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Style Select Series, Inc. and SunAmerica Strategic Investment Series, Inc. An asterisk indicates those Trustees who are interested persons of the Trust within the meaning of the 1940 Act.

------------------------------------------------------------------------------------------------------------------------
                                                                        Principal Occupations
                                                                        ---------------------
Name, Age and Address                   Position with the Trust         During Past 5 Years
---------------------                   -----------------------         -------------------
------------------------------------------------------------------------------------------------------------------------
S. James Coppersmith                    Trustee                         Retired; formerly, President and General
2/21/33                                                                 Manager, WCVB-TV, a division of the Hearst
                                                                        Corp.(1982 to 1994); Director/Trustee of SAMF
                                                                        and Anchor Series Trust ("AST").
------------------------------------------------------------------------------------------------------------------------
William F. Devin                        Trustee                         Member of the Board of Governors of the Boston
12/30/38                                                                        Stock Exchange (1985-Present). Retired
                                                                        Executive Vice President of Fidelity Capital
                                                                        Markets, a division of National Financial
                                                                        Services Corporation (1966-1996); Director,
                                                                        CypressTree Senior Floating Rate Fund, Inc.
                                                                        (October 1997 to May 2001). Director/Trustee
                                                                        of SAMF; SunAmerica Senior Floating Rate
                                                                        Fund, Inc. ("SASFR"); North American Funds
                                                                        Variable Product Series I ("NAFV I"); North
                                                                        American Funds Variable Product Series II
                                                                        ("NAFV II").
------------------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat                     Chairman of the Board           Attorney, solo  practitioner, Chairman of the
3/7/40                                                                  Boards of Directors/Trustees of SAMF and
                                                                        AST. Director of SASFR.
------------------------------------------------------------------------------------------------------------------------
Stephen J. Gutman                       Trustee                         Partner and Managing Member of B.B. Associates
5/10/43                                                                 LLC  (menswear specialty retailing and other
                                                                        activities) since June 1988; Director/Trustee
                                                                        of SAMF, AST and SASFR.
------------------------------------------------------------------------------------------------------------------------
Peter A. Harbeck*                       Trustee and President           Director and President, SunAmerica, since
1/23/54                                                                 August 1995; Director, AIG Asset Management
                                                                        International, Inc.("AIGAMI") since February
                                                                        2000; Managing Director, John McStay
                                                                        Investment Counsel, L.P.("JMIC") since June
                                                                        1999; Director, SunAmerica Capital Services,
                                                                        Inc. ("SACS"), since August 1993; Director and
                                                                        President, SunAmerica Fund Services, Inc.
                                                                        ("SAFS"), since May 1988; President, SAMF, AST
                                                                        and SASFR.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Principal Occupations
                                                                        ---------------------
Name, Age and Address                   Position with the Trust         During Past 5 Years
---------------------                   -----------------------         -------------------
------------------------------------------------------------------------------------------------------------------------------------
Dr. Judith L. Craven                    Trustee                         Retired Administrator.  Trustee, North
10/6/45                                                                 American Funds Variable Product Series II, 15
                                                                        investment portfolios (November 1998 to present);
                                                                        Director, North American Funds Variable Product
                                                                        Series I, 21 investment portfolios (August 1998 to
                                                                        present); Director, USLIFE Income Fund, Inc. (November
                                                                        1998 to present); Director, Compaq Computer Corporation
                                                                        (1992 to present); Director, A.G. Belo Corporation, a media company (1992 to present); Director, SYSCO Corporation, a
                                                                        food marketing and distribution company (1996 to present);
                                                                        Director, Luby's Inc., a restaurant chain (1998 to present);
                                                                        Director, University of Texas Board of Regents (May 2001 to
                                                                        present); Formerly, Director, CypressTree Senior Floating
                                                                        Rate Fund, Inc. (June 2000 to May 2001); Formerly,
                                                                        President, United Way of the Texas Gulf Coast, a not for
                                                                        profit organization (1992 to 1998); Formerly, Director,
                                                                        Houston Branch of the Federal Reserve Bank of Dallas (1992
                                                                        to 2000); Formerly, Board Member, Sisters of Charity of the
                                                                        Incarnate Word (1996 to 1999). Director/Trustee of SASFR and
                                                                        SAMF.
------------------------------------------------------------------------------------------------------------------------------------
Sebastiano Sterpa                       Trustee                         Founder and Chairman of the Board of the 7/18/29 Sterpa
7/18/29                                                                 Group (real estate), since 1962; Director, Real Estate
                                                                        Business Service and Countrywide Financial; Director/Trustee
                                                                        of SAMF.
------------------------------------------------------------------------------------------------------------------------------------
J. Steven Neamtz                        Vice President                  Executive Vice President, SunAmerica, since April 1996;
10/19/58                                                                Director and Chairman of the Board, AIGAMI since February
                                                                        2000; Vice President, SAMF since November 1999; Director
                                                                        and President, SACS, since April 1996.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Principal Occupations
                                                                        ---------------------
Name, Age and Address                   Position with the Trust         During Past 5 Years
---------------------                   -----------------------         -------------------
------------------------------------------------------------------------------------------------------------------------------------
Peter C. Sutton                         Treasurer                       Senior Vice President, SunAmerica, since April 8/22/64
8/22/64                                                                 2000; Treasurer and Controller of Seasons Series Trust
                                                                        ("Seasons"), SunAmerica Series Trust ("SAST") and Anchor
                                                                        Pathway Fund ("APF") since February 2000; Treasurer of SAMF and AST, since February 1996; Vice President of SAST and APF since 1994; formerly, Assistant Treasurer of SAST and APF
                                                                        from 1994 to February 2000; Vice President, Seasons, since
                                                                        April 1997; formerly, Vice President, SunAmerica, from 1994 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Zakem                         Secretary and Chief             Senior Vice President and General Counsel, SunAmerica, since
1/286/58                                Compliance Officer              April 1993; Vice President, General Counsel and Assistant
                                                                        Secretary, AIGAMI since February 2000; Executive Vice
                                                                        President, General Counsel and Director, SACS, since August
                                                                        1993; Vice President, General Counsel and Assistant
                                                                        Secretary, SAFS, since January 1994; Vice President, SAST,
                                                                        APF and Seasons; Assistant Secretary, SAST and APF, since
                                                                        September 1993; Assistant Secretary, Seasons, since April
                                                                        1997.
------------------------------------------------------------------------------------------------------------------------------------

         The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and each Fund and perform various duties imposed on trustees of investment companies by the 1940 Act and under the Trust's Declaration of Trust. Trustees and officers of the Trust are also trustees and officers of some or all of the other investment companies managed, administered or advised by SunAmerica, and distributed by SACS (the "Distributor") and other affiliates.

         The Trust pays each Trustee who is not an interested person of the Trust or SunAmerica (each a "disinterested Trustee") annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Trustees. Specifically, each disinterested Trustee receives a pro rata portion (based upon the Trust's net assets) of $40,000 in annual compensation for acting as director or trustee to all the retail funds in SAMF. In addition, each disinterested Trustee receives $20,000 in annual compensation from AST. Also, each Director of SASFR receives $900 per quarterly meeting for acting as a Director. Each disinterested Trustee of the retail funds in SAMF receives an additional

$2,500 per quarterly meeting. In addition, Mr. Eisenstat receives an aggregate of $2,000 in annual compensation for serving as Chairman of the Boards of the retail funds in SAMF. Officers of the Trust receive no direct remuneration in such capacity from the Trust or any of the Funds.

         In addition, each disinterested Trustee also serves on the Audit Committee of the Board of Trustees. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trust's independent accountants; directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Each member of the Audit Committee receives an aggregate of $5,000 in annual compensation for serving on the Audit Committees of SAMF and AST. With respect to the Trust, each member of the committee receives a pro rata portion of the $5,000 annual compensation, based on the relative net assets of the Trust. The Trust also has a Nominating Committee, comprised solely of disinterested Trustees, which recommends to the Trustees those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders' meetings. Members of the Nominating Committee serve without compensation.

         The Trustees (and Directors) of SAMF and AST have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the disinterested Trustees. The Retirement Plan provides generally that if a disinterested Trustee who has at least 10 years of consecutive service as a disinterested Trustee of any SAMF (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SAMF with respect to which he or she is an Eligible Trustee. With respect to Sebastiano Sterpa, the disinterested Trustees have determined to make an exception to existing policy and allow Mr. Sterpa to remain on the Board past age 70, until he has served for ten years. Mr. Sterpa will cease accruing retirement benefits upon reaching age 70, although such benefits will continue to accrue interest as provided for in the Retirement Plan. As of each birthday, prior to the 70th birthday, each Eligible Trustee will be credited with an amount equal to (i) 50% of his or her regular fees (excluding committee fees) for services as a disinterested Trustee of each SAMF for the calendar year in which such birthday occurs, plus (ii) 8.5% of any amounts credited under clause
(i) during prior years. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.

         As of January 2, 2002, the Trustees and officers of the Trust owned in the aggregate, less than 1% of each Class of the Trust's total outstanding shares.

         The following shareholders owned of record or beneficially 5% or more of the indicated Fund Class' outstanding shares as of January 2, 2002:
SunAmerica Blue Chip Growth - Class I - VALIC Seed Account, Houston, TX 77019 - owned 7%; Aggressive Growth Lifestage Fund C/O VALIC, Houston, TX 77019 - owned 22%; Moderate Growth Lifestage Fund C/O VALIC, Houston, TX 77019 - owned 20%; Conservative Growth Lifestage Fund C/O VALIC, Houston,

TX 77019 - owned 12%; VALIC Trust Co. for the benefit of its customers, Houston, TX 77019 - owned 17%; SunAmerica Growth and Income - Class I - VALIC Seed Account, Houston, TX 77019 - owned 9%; Aggressive Growth Lifestage Fund C/O VALIC, Houston, TX 77019 - owned 21%; Moderate Growth Lifestage Fund C/O VALIC, Houston, TX 77019 - owned 37%; Conservative Growth Lifestage C/O VALIC, Houston, TX 77019 - owned 22%; Class Z - Fidelity Investments Institutional Operations Co. (FIIOC) as agent for certain employee benefit plans, Covington, KY 41015 - owned 60%; Fidelity Investments Institutional Operations Co. (FIIOC) as agent for certain non-qualified employee benefit plans, Covington, KY 41015 - owned 39%; Sunmerica Growth Opportunities - Class B - Merrill Lynch for the sole benefit of its customers, Jacksonville, FL 32246 - owned 9%; Class I - VALIC Seed Account, Houston, TX 77019 - owned 14%; Aggressive Growth Lifestage Fund C/O VALIC, Houston, TX 77019 - owned 25%; Moderate Growth Lifestage Fund C/O VALIC, Houston, TX 77019 - owned 9%; VALIC Trust Company as custodian FBO Centra Health Matching TDSP, Houston, TX 77019 - owned 26%; VALIC Trust Company as custodian FBO RC Deferred Compensation Plan, Houston, TX 77019 - owned 13%; SunAmerica "Dogs" of Wall Street - Class A - Merrill Lynch for the sole benefit of its customers, Jacksonville, FL 32246 - owned 12%; Class B - Merrill Lynch for the sole benefit of its customers, Jacksonville, FL 32246 - owned 16%; Class II - Merrill Lynch for the sole benefit of its customers, Jacksonville, FL 32246
- owned 9%; SunAmerica New Century - Class I - Aggressive Growth Lifestage Fund C/O VALIC, Houston, TX 77019 - owned 52%; Moderate Growth Lifestage Fund C/O VALIC, Houston, TX 77019 - owned 38%; Conservative Growth Lifestage Fund C/O VALIC, Houston, TX 77019 - owned 8%; Class II - Merrill Lynch for the sole benefit of its customers, Jacksonville, FL 32246 - owned 10%; Class Z - FIIOC as agent for certain employee benefit plans, Covington, KY 41015 - owned 60%; FIIOC as agent for certain non-qualified benefit plans, Covington, KY 41015 - owned 39%; SunAmerica International Equity - Class A - VALIC Seed Account, Houston, TX 77019 - owned 5%; Class I - VALIC Seed Account, Houston, TX 77019 - owned 24%; Aggressive Growth Lifestage Fund C/O VALIC, Houston, TX 77019 - owned 27%; Moderate Growth Lifestage Fund C/O VALIC, Houston, TX 77109 - owned 25%; Conservative Growth Lifestage Fund C/O VALIC, Houston, TX 77019 - owned 9%; SunAmerica Balanced Assets - Class I - VALIC Seed Account, Houston, TX 77019 - owned 50%; VALIC Trust Company as custodian FBO Hamot Health Foundation, Houston, TX 77019 - owned 6%; %; VALIC Trust Company as custodian FBO North Carolina Baptist Hospitals Inc., Houston, TX 77019 - owned 30%. A shareholder who owns beneficially, directly or indirectly, 25% or more of a Fund's outstanding voting securities may be deemed to "control" (as defined in the 1940
Act) that Fund.

         The following table sets forth information summarizing the compensation of each disinterested Trustee for his services as Trustee for the fiscal year ended September 30, 2001. Neither the Trustees who are interested persons of the Trust nor any officers of the Trust receive any compensation.

                                                  COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------
                                                        Pension or Retirement       Estimated        Total Compensation from
                                      Aggregate          Benefits Accrued as          Annual           Registrant and Fund
                                  Compensation from         Part of Trust          Benefits Upon         Complex Paid to
Trustee                               Registrant              Expenses*             Retirement              Trustees*
------------------------------------------------------------------------------------------------------------------------------
S. James Coppersmith                   $11,454                 $43,168                $28,757                $72,500
------------------------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat                    $12,056                 $37,173                $50,875                $76,500
------------------------------------------------------------------------------------------------------------------------------
Stephen J. Gutman                      $11,454                 $37,752                $69,542                $72,500
------------------------------------------------------------------------------------------------------------------------------
                                          -                       -                      -                      -
------------------------------------------------------------------------------------------------------------------------------
Sebastiano Sterpa **                   $11,856                 $10,998                $10,104                $50,833
------------------------------------------------------------------------------------------------------------------------------
William F. Devin ***                      -                       -                      -                      -
------------------------------------------------------------------------------------------------------------------------------
Judith L. Craven ***                      -                       -                      -                      -
------------------------------------------------------------------------------------------------------------------------------

* Information is as of September 30, 2001 for the six investment companies in the complex that pay fees to these directors/trustees. The complex consists of SAMF and AST.

**       Mr. Sterpa, Dr. Craven and Mr. Devin are not trustees of AST.

*** Mr. Devin and Dr. Craven were elected to the Board effective as of November 16, 2001.





                      ADVISER, PERSONAL SECURITIES TRADING,
                          DISTRIBUTOR AND ADMINISTRATOR

SunAmerica Asset Management Corp.

         SunAmerica, which was organized as a Delaware corporation in 1982, is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, and acts as investment manager to the Funds pursuant to the Investment Advisory and Management Agreement dated January 1, 1999 (the "Advisory Agreement") with the Trust, on behalf of each Fund. As of December 31, 2001, SunAmerica managed, advised and/or administered in excess of $28.5 billion of assets. SunAmerica is a wholly owned subsidiary of SunAmerica Inc., which in turn is a wholly owned subsidiary of American International Group, Inc. ("AIG").

         AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services and asset management.

         Under the Advisory Agreement, SunAmerica selects and manages the investments of each Fund, provides various administrative services and supervises the Funds' daily business affairs, subject to general review by the Trustees. As discussed below, SunAmerica has retained AIGGIC as subadviser with respect to the International Equity Fund.

         In carrying out its responsibilities, SunAmerica may employ, retain or otherwise avail itself of the services of other persons or entities such as the Adviser, on such terms as SunAmerica shall determine to be necessary, desirable or appropriate. SunAmerica may retain one or more advisers to manage all or a portion of the investment portfolio of the Fund, at SunAmerica's own cost and expense. Retention of one or more advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of SunAmerica under the Advisory Agreement and SunAmerica shall be responsible for all acts and omissions of such advisers, or other persons or entities, in connection with the performance of SunAmerica's duties.

         Except to the extent otherwise specified in the Advisory Agreement, each Fund pays, or causes to be paid, all other expenses of the Trust and each of the Funds, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Funds and their shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information regarding the Funds, and supplements thereto, to the shareholders of the Funds; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Funds; postage; insurance premiums on property or personnel (including Officers and Trustees) of the Trust that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust's operation.

         As compensation for its services to the Funds, SunAmerica receives a fee from each Fund, payable monthly, computed daily at the annual rate of .75% on the first $350 million of such Fund's average daily assets, .70% on the next $350 million of net assets and .65% on net assets over $700 million, except that SunAmerica receives a fee from "Dogs" of Wall Street Fund and International Equity Fund, payable monthly, computed daily at the annual rate of .35% and 1.00%, respectively, of average daily net assets.

         The following table sets forth the total advisory fees received by SunAmerica from each Fund pursuant to the Advisory Agreement, and the amount waived by SunAmerica for the fiscal years ended September 30, 2001, 2000 and 1999.

                                                       ADVISORY FEES
-----------------------------------------------------------------------------------------------------------------
                          ADVISORY FEES*                                        ADVISORY FEES WAIVED
-----------------------------------------------------------------------------------------------------------------
FUND**                       2001           2000           1999          2001           2000           1999
-----------------------------------------------------------------------------------------------------------------
Blue Chip
Growth Fund               $1,299,503     $1,525,968     $1,053,472         -             -              -
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                          ADVISORY FEES*                                        ADVISORY FEES WAIVED
-----------------------------------------------------------------------------------------------------------------
FUND**                       2001           2000           1999          2001           2000           1999
-----------------------------------------------------------------------------------------------------------------
Growth Opportunities
Fund                      $2,114,794     $1,512,865     $  474,791           -             -              -
-----------------------------------------------------------------------------------------------------------------
New Century Fund          $1,824,596     $2,670,121     $1,658,862           -             -              -
-----------------------------------------------------------------------------------------------------------------
Growth and Income Fund    $2,133,350     $2,217,243     $1,424,693           -             -              -
-----------------------------------------------------------------------------------------------------------------
Balanced Assets Fund      $3,253,876     $3,730,199     $3,113,448           -             -              -
-----------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street
Fund                      $  191,885     $  349,698     $  497,184           -             -              -
-----------------------------------------------------------------------------------------------------------------

         * Without giving effect to voluntary fee waivers or expense reimbursements.
         ** The total advisory fees received by SunAmerica from the Prior International Fund for the fiscal years ended October 31, 2001, 2000 and 1999 were $1,007,157, $1,225,017 and $945,209, respectively. Of these amounts, SunAmerica paid the following amounts to prior subadvisers to the Prior International Fund for the fiscal years ended October 31, 2001, 2000, and 1999:
$557,176, $680,653 and $554,455, respectively.

The following table sets forth the fee waivers and expense reimbursements made to the Funds by SunAmerica for the fiscal years ended September 30, 2001, 2000 and 1999.


                     Fee Waivers and Expense Reimbursements

------------------------------------------------------------------------------------------------------------------------------------
Fund**                                  2001                                 2000                                1999
------------------------------------------------------------------------------------------------------------------------------------
                        Class A  Class B Class II  Class Z  Class A  Class B  Class II Class Z  Class A  Class B  Class II* Class Z
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund      -        -     $ 3,061     -        -         -     $  7,812     -        -        -      $21,276    -
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities
Fund                       -        -       -         -        -         -     $  1,810     -        -        -      $22,232    -
------------------------------------------------------------------------------------------------------------------------------------
New Century Fund           -        -     $ 4,130   $ 6,679    -         -     $  3,580  $21,496     -        -      $27,286 $44,107
------------------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund     -        -     $   154   $10,884    -         -     $  2,950  $31,980     -        -      $19,635 $36,877
------------------------------------------------------------------------------------------------------------------------------------
Balanced Assets Fund    $16,055     -        -        -        -         -     $ 13,300     -        -        -      $27,876    -
-----------------------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street   $31,680  $56,777  $64,634     -     $52,356  $102,011  $134,637     -     $62,815  $103,645 $131,812    -
Fund
------------------------------------------------------------------------------------------------------------------------------------

* Class II shares were previously designated as Class C shares except for "Dogs" of Wall Street Fund.

** The fee waivers and expense reimbursements made to the Prior International Fund by SunAmerica for the fiscal years ended October 31, 2001, 2000 and 1999 were $61,640, $84,141 and $243,582, respectively.

         The Advisory Agreement continues in effect with respect to each Fund after an initial two-year term from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the disinterested Trustees or by the holders of a majority of the respective Fund's outstanding voting securities. The Advisory Agreement may be terminated with respect to a Fund at any time, without penalty, on 60 days' written notice by the Trustees, by the holders of a majority of the respective Fund's outstanding voting securities or by SunAmerica. The Advisory Agreement automatically terminates with respect to each Fund in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

         Under the terms of the Advisory Agreement, SunAmerica is not liable to the Funds, or their shareholders, for any act or omission by it or for any losses sustained by the Funds or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

AIGGIC

         AIGGIC acts as subadviser to the International Equity Fund pursuant to a subadvisory agreement with SunAmerica (the "Subadvisory Agreement").

         In its capacity as subadviser, AIGGIC performs its advisory operations independently of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the AIGGIC's fees. AIGGIC is a wholly owned subsidiary of AIG and an affiliate of SunAmerica.

         The annual rate of fees that SunAmerica pays to AIGGIC is equal to .470% of the average daily net assets of the Fund.

         The Subadvisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. Thereafter, it may be renewed from year to year, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreement provides that it will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Advisory Agreement. Under the terms of the Subadvisory Agreement, except for damages resulting directly from willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") on the part of AIGGIC (and its affiliates), AIGGIC shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, SunAmerica shall indemnify AIGGIC (and its affiliates) from any liability arising from AIGGIC's conduct under the Subadvisory Agreement.


Personal Securities Trading

         The Trust and SunAmerica have adopted a written Code of Ethics (the "SunAmerica Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SunAmerica Code is (1) any trustee, director, officer, general partner or advisory person of the investment company or SunAmerica; (2) any director or officer of the Distributor who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of securities for the investment client or whose functions or duties as part of the ordinary course of his or her business relate to the making of any recommendation to the investment client regarding the purchase or sale of securities; and (3) any other persons designated by the Review Officer as having access to current trading information. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SunAmerica, (ii) initial public offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits, (vi) gifts, and (vii) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Funds. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Trustees on a quarterly basis, as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust or SunAmerica during the quarter.

         AIGGIC has adopted a written Code of Ethics, and has represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code. Further, AIGGIC reports to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust insofar as such violations related to the Trust. In turn, SunAmerica reports to the Board of Trustees as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust or SunAmerica.

The Distributor

         The Trust, on behalf of each class of each Fund, has entered into a distribution agreement (the "Distribution Agreement") with SACS, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Fund. The address of the Distributor is The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Funds through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing Prospectuses, annual reports and other periodic reports respecting each Fund, for distribution to persons who are not shareholders of such Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds (see "Distribution Plans" below).

         SACS serves as Distributor of Class I shares and Class Z shares and incurs the expenses of distributing the Class I and Class Z shares under the Distribution Agreement, none of which expenses are reimbursed or paid by the Trust.

         Continuance of the Distribution Agreement with respect to each Fund is subject to annual approval by vote of the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust. The Trust and the Distributor each has the right to terminate the Distribution Agreement with respect to a Fund on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

         The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Funds. In some instances, such additional commissions, fees or other incentives may be offered among the brokers affiliated with the Distributors which are: Royal Alliance Associates, Inc., SunAmerica Securities, Inc., Sentra Securities Corporation, Spelman & Co., Inc., Financial Service Corporation, Advantage Capital Corporation, AIG Equity Sales Corp., AIG Financial Securities Corp, AIG International Securities, Inc., Pembrook Securities, Inc., American General Securities, Inc., American General Financial Advisors, Inc., The Variable Annuity Marketing Company,

American General Distributors, Inc., American General Funds Distributors, Inc., AGF Investment Corp., Franklin Financial Services Corporation. Certain affiliates of the Distributor sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

         The Trust, on behalf of each Class I share, has entered into a services agreement (the "Class I Services Agreement") with SACS to provide additional shareholder services to Class I Shareholders. Pursuant to the Class I Services Agreement, as compensation for services rendered, SACS receives a fee from the Trust of 0.25% of the average daily net assets of each Fund's Class I shares.

Distribution Plans

         Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's board of directors. Pursuant to such rule, the Funds have adopted Distribution Plans for Class A, Class B and Class II shares (hereinafter referred to as the "Class A Plan," the "Class B Plan", and the "Class II Plan" and collectively as the "Distribution Plans"). There is no Distribution Plan in effect for Class I, Class Y or Z shares.

         The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class. Reference is made to "Shareholder Account Information" in the Prospectus for certain information with respect to the Distribution Plans.

         Under the Class A and Class Y Plan, the Distributor may receive payments from a Fund at an annual rate of up to 0.10% of average daily net assets of a Fund's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class II Plans, the Distributor may receive payments from a Fund at the annual rate of up to 0.75% of the average daily net assets of such Fund's Class B or Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers.

         The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Fund by their customers.

         It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor's distribution costs as described above.

         The following table sets forth the distribution and account maintenance and service fees the Distributor received from the Funds for the fiscal years ended September 30, 2001, 2000 and 1999.

              Distribution and Account Maintenance and Service Fees

------------------------------------------------------------------------------------------------------------------------------------
Fund***                              2001                                   2000                                 1999
------------------------------------------------------------------------------------------------------------------------------------
                        Class A      Class B   Class II    Class A      Class B      Class II    Class A       Class B     Class II*
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund  $397,893    $  505,190  $ 90,634   $  474,450   $  632,467    $ 46,588    $330,715    $  457,293    $ 2,433
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities
Fund                   $508,562    $  853,699  $514,727   $  436,037   $  545,668    $226,033    $173,250    $  135,817    $ 2,237
------------------------------------------------------------------------------------------------------------------------------------
New Century Fund       $570,626    $  707,380  $ 73,105   $  801,745   $1,187,778    $ 75,980    $494,047    $  780,353    $10,992
------------------------------------------------------------------------------------------------------------------------------------
Growth and Income
Fund                   $364,582    $1,428,416  $369,929   $  389,836   $1,582,043    $257,171    $268,818    $1,085,415    $44,417
------------------------------------------------------------------------------------------------------------------------------------
Balanced Assets Fund   $969,299    $1,347,547  $281,607   $1,040,454   $1,913,526    $192,600    $824,262    $1,823,284    $19,720
------------------------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall
Street Fund**          $ 31,182    $  223,817  $235,333   $   53,469   $  344,479    $501,127    $ 93,816    $  469,277    $683,971
------------------------------------------------------------------------------------------------------------------------------------


* For the period from 3/22/98 (for those Funds for which Class II shares were previously designated as Class C shares).
** For the period from 6/8/98 (commencement of offering of shares of "Dogs" of Wall Street Fund).
*** For the fiscal years ended October 31, 2001, 2000 and 1999, the Prior
    International Fund paid the Distributor $125,468, $130,871 and $100,842 respectively, for distribution and account maintenance and service fees for Class A shares; $382,436, $555,736 and $474,505, respectively, for distribution and account maintenance and service fees for Class B shares; and $174,195, $181,751 and $95,731, respectively, for distribution and account maintenance and service fees for Class II shares.

         Continuance of the Distribution Plans with respect to each Fund is subject to annual approval by vote of the Trustees, including a majority of the disinterested Trustees. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Fund, without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above. A Distribution Plan may be terminated at any time with respect to a Fund without payment of any penalty by vote of a majority of the disinterested or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Fund. So long as the Distribution Plans are in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the disinterested Trustees. In the Trustees' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Fund, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Fund and the shareholders of the relevant class of the Fund.

The Administrator

         The Trust has entered into a Service Agreement, under the terms of which SAFS, an indirect wholly owned subsidiary of AIG, acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of each of the Funds. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204.

         Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from each Fund, computed and payable monthly based upon an annual rate of .22% of average daily net assets of Class A, Class B, Class Y, Class II and Class I shares. From this fee, SAFS pays a fee to State Street, and its affiliate, National Financial Data Services ("NFDS" and with State Street, the "Transfer Agent"). No portion of such fee is paid or reimbursed by Z shares. Class Z shares, however, will pay all direct transfer agency fees and out-of-pocket expenses. For further information regarding the Transfer Agent, see the section entitled "Additional Information" below.

         The Service Agreement dated January 1, 1999 continues in effect from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the disinterested Trustees.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         As discussed in the Prospectus, the Adviser is responsible for decisions to buy and sell securities for each Fund, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of the Adviser.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services -- analyses and reports concerning issuers, industries, securities, economic factors and trends -- and may cause a Fund to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with clients other than the Trust and may not be used in connection with the Trust. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Funds by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Funds are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

         Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell shares of a Fund as a factor in the selection of brokers for transactions effected on behalf of a Fund, subject to the requirement of best price and execution.

         The Adviser may effect portfolio transactions through an affiliated broker-dealer, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

         Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Funds, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Funds and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Funds and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.

         The following tables set forth the brokerage commissions paid by the Funds and the amounts of the brokerage commissions paid to affiliated broker-dealers by the Funds for the fiscal years ended September 30, 2001, 2000 and 1999.

                           2001 Brokerage Commissions

-------------------------------------------------------------------------------------------------------------------------
                                                                                                 Percentage of Amount of
                                                                                                 Transactions Involving
                                         Aggregate       Amount paid to     Percentage paid to   Payment of Commissions
                                         Brokerage         Affiliated           Affiliated            to Affiliated
                                        Commissions      Broker-Dealers       Broker-Dealers          Broker-Dealers
-------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                    $  405,203             -                   -                      -
-------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                $1,138,157             -                   -                      -
-------------------------------------------------------------------------------------------------------------------------
New Century Fund                         $  769,789             -                   -                      -
-------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund                   $  769,779             -                   -                      -
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                 Percentage of Amount of
                                                                                                 Transactions Involving
                                         Aggregate       Amount paid to     Percentage paid to   Payment of Commissions
                                         Brokerage         Affiliated           Affiliated            to Affiliated
                                        Commissions      Broker-Dealers       Broker-Dealers          Broker-Dealers
-------------------------------------------------------------------------------------------------------------------------
Balanced Assets Fund                      $683,357              -                   -                      -
-------------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street Fund                $107,052              -                   -                      -
-------------------------------------------------------------------------------------------------------------------------
Prior International Fund*                 $666,436              -
-------------------------------------------------------------------------------------------------------------------------

*Information shown for the Prior International Fund is for the fiscal year ended October 31.

                           2000 Brokerage Commissions

-------------------------------------------------------------------------------------------------------------------------
                                                                                                 Percentage of Amount of
                                                                                                 Transactions Involving
                                         Aggregate       Amount paid to     Percentage paid to   Payment of Commissions
                                         Brokerage         Affiliated           Affiliated            to Affiliated
                                        Commissions      Broker-Dealers       Broker-Dealers          Broker-Dealers
-------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                     $147,917              -                   -                      -
-------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                 $258,774              -                   -                      -
-------------------------------------------------------------------------------------------------------------------------
New Century Fund                          $429,095              -                   -                      -
-------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund                    $277,118              -                   -                      -
-------------------------------------------------------------------------------------------------------------------------
Balanced Assets Fund                      $294,397              -                   -                      -
-------------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street Fund                $331,096              -                   -                      -
-------------------------------------------------------------------------------------------------------------------------
Prior International Fund*                 $437,017           $7,317               1.67%                  6.51%
-------------------------------------------------------------------------------------------------------------------------


*Information shown for the Prior International Fund is for the fiscal year ended October 31.

                           1999 Brokerage Commissions

-------------------------------------------------------------------------------------------------------------------------
                                                                                                 Percentage of Amount of
                                                                                                 Transactions Involving
                                         Aggregate       Amount paid to     Percentage paid to   Payment of Commissions
                                         Brokerage         Affiliated           Affiliated            to Affiliated
                                        Commissions      Broker-Dealers       Broker-Dealers          Broker-Dealers
-------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                    $150,687             -                  -                       -
-------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                $200,592             -                  -                       -
-------------------------------------------------------------------------------------------------------------------------
New Century Fund                         $578,802             -                  -                       -
-------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund                   $251,845             -                  -                       -
-------------------------------------------------------------------------------------------------------------------------
Balanced Assets Fund                     $319,677             -                  -                       -
-------------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street Fund               $308,838             -                  -                       -
-------------------------------------------------------------------------------------------------------------------------
Prior International Fund*                $417,746          $11,980             2.87%                   1.71%
-------------------------------------------------------------------------------------------------------------------------

*Information shown for the Prior International Fund is for the fiscal year ended October 31.

               ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

         Upon making an investment in shares of a Fund, an open account will be established under which shares of such Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by the Transfer Agent. Shareholders will not be issued certificates for their shares unless they specifically so request in writing but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

         Shareholders who have met the Fund's minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. At the shareholder's election, such purchases may be made from their bank checking or savings account on a monthly, quarterly, semi-annual or annual basis. Purchases can be made via electronic funds transfer through the Automated Clearing House. Purchases made via physical draft check require an authorization card to be filed with the shareholder's bank.

         Shares of each of the Funds are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor, may be imposed (i) at the time of purchase (Class A shares), (ii) on a deferred basis (Class B and certain Class A shares), or (iii) may contain certain elements of a sales charge that is imposed at the time of purchase and that is deferred (Class II shares). Class I, Class Y and Class Z shares are not subject to any sales charges.

         The following tables set forth the front-end sales concessions with respect to Class A and Class II shares of each Fund, the amount of the front-end sales concessions reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class II shares of each Fund, received by the Distributor for the fiscal years ended September 30, 2001, 2000 and 1999.

                                      2001

-------------------------------------------------------------------------------------------------------------------
                            Front-End        Front-End          Amount
          Fund                Sales             Sales        Reallowed to        Contingent          Contingent
                           Concession-       Concessions-     Affiliated       Deferred Sales       Deferred Sales
                             Class A          Class II          Broker-         Charge-Class B      Charge-Class II
                             Shares            Shares*         Dealers            Shares                Shares
-------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund      $  348,681         $ 43,898          $150,028          $116,218            $14,867
-------------------------------------------------------------------------------------------------------------------
Growth Opportunities       $1,764,167         $268,143          $602,967          $262,855            $41,438
Fund
-------------------------------------------------------------------------------------------------------------------
New Century Fund           $  245,940         $ 16,866          $122,331          $ 82,964            $ 6,055
-------------------------------------------------------------------------------------------------------------------
Growth and Income Fund     $  565,605         $122,020          $298,750          $312,109            $20,911
-------------------------------------------------------------------------------------------------------------------
Balanced Assets Fund       $  924,633         $ 94,270          $628,700          $214,460            $15,924
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street
Fund                       $   57,206         $ 13,768          $  9,253          $113,797            $ 6,358
-------------------------------------------------------------------------------------------------------------------
International Fund**       $   92,886         $ 48,240          $ 59,487          $ 90,028            $34,602
-------------------------------------------------------------------------------------------------------------------

* Prior to December 1, 1998, only "Dogs" of Wall Street Fund's Class II shares carried a front-end sales charge, while Class II shares with respect to the other Funds (then designated as Class C shares) carried no such charge.
** Information shown for the Prior International Fund is for the fiscal year ended October 31.

                                      2000

-------------------------------------------------------------------------------------------------------------------
                       Front-End Sales    Front-End Sales       Amount          Contingent          Contingent
        Fund             Concessions-      Concessions-      Reallowed to     Deferred Sales      Deferred Sales
                            Class A          Class II         Affiliated      Charge-Class B     Charge-Class II
                            Shares            Shares*        Broker-Dealers        Shares              Shares
-------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund      $530,793           $75,365          $275,470          $143,698             $5,505
-------------------------------------------------------------------------------------------------------------------
Growth Opportunities     $3,012,938          $538,146        $1,267,806           $71,244            $12,345
Fund
-------------------------------------------------------------------------------------------------------------------
New Century Fund           $594,627           $60,690          $300,153          $141,830             $7,402
-------------------------------------------------------------------------------------------------------------------
Growth and Income          $916,828          $253,683          $496,354          $309,488            $10,895
Fund
-------------------------------------------------------------------------------------------------------------------
Balanced Assets Fund     $1,504,245          $208,886        $1,084,503          $218,036             $9,911
-------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall              $61,109           $48,911           $19,690          $420,958           $128,314
Street Fund
-------------------------------------------------------------------------------------------------------------------
Prior International        $211,706          $109,270          $173,617          $120,560             $9,126
Fund**
-------------------------------------------------------------------------------------------------------------------


* Prior to December 1, 1998, only "Dogs" of Wall Street Fund's Class II shares carried a front-end sales charge, while Class II shares with respect to the other Funds (then designated as Class C shares) carried no such charge.
** Information shown for the Prior International Fund is for the fiscal year ended October 31.

                                      1999

-------------------------------------------------------------------------------------------------------------------
                      Front-End Sales     Front-End Sales       Amount          Contingent          Contingent
       Fund             Concessions-       Concessions-      Reallowed to     Deferred Sales      Deferred Sales
                          Class A            Class II          Affiliated      Charge-Class B     Charge-Class II
                          Shares              Shares*        Broker-Dealers        Shares              Shares
-------------------------------------------------------------------------------------------------------------------
Blue Chip Growth          $298,085            $6,906           $142,863           $86,111             $1,481
Fund
-------------------------------------------------------------------------------------------------------------------
Growth-
Opportunities Fund        $130,444            $8,863            $76,316           $10,075              $942
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
New Century Fund          $390,768            $33,111          $209,011          $221,333              $358
--------------------------------------------------------------------------------------------------------------
Growth and Income         $730,023           $112,774          $411,024          $223,383             $8,210
Fund
--------------------------------------------------------------------------------------------------------------
Balanced Assets          $1,479,533          $110,708         $1,075,044         $178,476             $1,443
Fund
--------------------------------------------------------------------------------------------------------------
"Dogs" of Wall           $1,180,588         $1,298,256         $225,064          $180,715            $60,921
Street Fund
--------------------------------------------------------------------------------------------------------------
Prior                     $189,597            $49,633          $122,807          $200,374             $3,583
International
Fund**
--------------------------------------------------------------------------------------------------------------


* Prior to December 1, 1998, only "Dogs" of Wall Street Fund's Class II shares carried a front-end sales charge, while Class II shares with respect to the other Funds (then designated as Class C shares) carried no such charge.
** Information shown for the Prior International Fund is for the fiscal year ended October 31.

Contingent Deferred Sales Charges ("CDSCs") Applicable to Class B Shares

         Class B shares of the Fund issued to shareholders prior to December 6, 2000 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at that time. Upon a redemption of these shares, the shareholder will receive credit for the period prior to December 6, 2000 during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

               Years after purchase                   CDSC on shares being sold
               1/st/ or 2/nd/ year                    4.00%
               3/rd/ or 4/th/ year                    3.00%
               5/th/ year                             2.00%
               6/th/ year                             1.00%
               7/th/ year and thereafter              None


         Class B shares convert to Class A shares approximately seven years after purchase.

         Class B shares of the fund issued to shareholders on or after December 6, 2000 until December 31, 2001 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at the time. Upon a redemption of these shares, the shareholder will receive credit for the period to January 2, 2002 during which the shares were held. The following table set forth the rates of the CDSC application to these shares:

               Years after purchase                   CDSC on shares being sold
               1/st/                                  5.00%
               2/nd/                                  4.00%
               3/rd/ & 4/th/ year                     3.00%
               5/th/ year                             2.00%
               6/th/ year and thereafter              1.00%
               7/th/ year and thereafter              None

         Class B shares convert to Class A shares approximately eight years after purchase.

         Any Class B shares purchased on/after January 2, 2002 (other than through the reinvestment of dividends and distributions, which are not subject to the CDSC) will be subject to the CDSC schedule reflected in the current Prospectus.

CDSCs Applicable to Shareholders who Acquired Shares of a Fund through a Reorganization

         For Class B and Class II shares of a Fund issued to shareholders in connection with the reorganization of a North American Fund into a Fund, the CDSC schedule applicable at the time the shareholder originally purchased the shares will continue to apply (even if the shareholder exchanges such shares for another fund distributed by SACS). Upon a redemption of these shares, the shareholder will receive credit for the period prior to the reorganization during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

                                     CLASS B

           Years after purchase                        CDSC on shares being sold

           Up to 2 years                               5.00%

           2 years or more but less than 3 years       4.00%

           3 years or more but less than 4 years       3.00%

           4 years or more but less than 5 years       2.00%

           5 years or more but less than 6 years       1.00%

           6 or more years                             None


                                    CLASS II

                    (called Class C of North American Funds)

                 Years after purchase                  CDSC on shares being sold

                 Up to 1 year                          1.00%

                 1 year or more                             None


Waiver of CDSC

         As discussed under "Shareholder Account Information" in the respective Prospectus, CDSCs may be waived on redemptions of Class B and Class II shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

Death

         CDSCs may be waived on redemptions within one year following the death
(i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or Class II shares are not redeemed within one year of the death, they will remain Class B or Class II shares, as applicable, and be subject to the applicable CDSC, when redeemed.

Disability

         CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

Distributions or Loans

         CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

Systematic Withdrawal Plan

         CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established.

Purchases through the Distributor

         An investor may purchase shares of a Fund through dealers that have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Fund. Orders received by the Distributor before the Fund's close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange ("NYSE") that day. Orders received by the Distributor after the Fund's close of business will be executed at the offering price determined after the close of regular trading of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Fund will not be responsible for delays caused by dealers.

Purchase by Check

         Checks should be made payable to the specific Fund or to "SunAmerica Funds." If the payment is for a retirement plan account for which SunAmerica serves as fiduciary, please note on the check that payment is for such an account. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder's Fund account number should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. Certified checks are not necessary but checks are accepted subject to collection at full face value in U.S. funds and must be drawn on a bank located in the U.S. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the applicable Fund at the net asset value next computed after the check is received, plus the applicable sales charge. Subsequent purchases of shares of each Fund may be purchased directly through the Transfer Agent. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, the Fund will accept a multi-party check (e.g., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Fund in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Fund does not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by the Fund should not be considered verification thereof. Neither the Fund nor its affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement. There are restrictions on the redemption of shares purchased by check for which funds are being collected.

         Purchase through SAFS. SAFS will effect a purchase order on behalf of a customer who has an investment account upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum $500 investment requirement for wire orders). If such order is received at or prior to the Fund's close of business, the purchase of shares of a Fund will be effected on that day. If the order is received after the Fund's close of business, the order will be effected on the next business day.

         Purchase by Federal Funds Wire. An investor may make purchases by having his or her bank wire federal funds to the Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business. In order to insure prompt receipt of a federal funds wire, it is important that these steps be followed:

                  . You must have an existing SunAmerica Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SunAmerica Fund Services, Inc. at:
                           (212) 551-5585.

                  . Call SunAmerica Fund Services' Shareholder/Dealer Services, toll free at (800) 858-8850, extension 5125 to obtain your new account number.

                  . Instruct the bank to wire the specified amount to the Transfer Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712,
                           SunAmerica [name of Fund, Class __] (include shareholder name and account number).

Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares

         To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of SunAmerica and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs), which are sponsored or administered by SunAmerica or an affiliate thereof. Such plans may include certain employee benefit plans qualified under Sections 401 or 457 of the Code, or employee benefit plans created pursuant to
Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, the "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Portfolios (or in combination with the shares of other SAMFs) is at least $750,000, (b) the sponsor signs a $750,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator has an agreement with the Distributor with respect to such purchases, and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and
(ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases or shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

Reduced Sales Charges (Class A Shares only)

         As discussed under "Shareholder Account Information" in the Prospectus, investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.

Combined Purchase Privilege

         The following persons may qualify for the sales charge reductions or eliminations by combining purchases of Fund shares into a single transaction:

                  i. an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other);
                  ii. an individual, his or her spouse and their minor children, purchasing for his, her or their own account;
                  iii. a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under
                           Section 401 of the Code);
                  iv. tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);
                  v. employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and
                  vi.      group purchases as described below.

         A combined purchase currently may also include shares of other funds in SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

Rights of Accumulation

         A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other Funds advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

         The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

Letter of Intent

         A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of one or more Funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Fund, or of other funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

         The Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Funds purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent.

Reduced Sales Charge for Group Purchases

         Members of qualified groups may purchase Class A shares of the Funds under the combined purchase privilege as described above.

         To receive a rate based on combined purchases, group members must purchase Class A shares of a Fund through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Fund's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

         Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide to its designated investment dealer at least annually access to the group's membership by means of written communication or direct presentation to the membership at a meeting; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

         Members of a qualified group include: (i) any group that meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association, which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Fund's shares for the benefit of any of the foregoing.

         Interested groups should contact their investment dealer or the Distributor. The Trust reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Funds at any time.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

         Reference is made to "Shareholder Account Information" in each Prospectus for certain information as to the redemption of Fund shares.

         If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Funds may pay the redemption price in whole, or in part, by a distribution in kind of securities from the Fund in lieu of cash. The Funds, other than the International Equity Fund, having filed with the SEC a notification of election pursuant to Rule 18f-1 are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the applicable Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

         The Distributor is authorized, as agent for the Funds, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Fund next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Fund's close of business will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Funds nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

                               EXCHANGE PRIVILEGE

         Shareholders in any of the Funds may exchange their shares for the same class of shares of any other Fund or other fund distributed by the Distributor that offer such class at the respective net asset value per share except SunAmerica Senior Floating Rate Fund. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

         If a shareholder acquires Class A shares through an exchange from another SAMF where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

         A shareholder who acquires Class B or Class II shares through an exchange from another SAMF will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A.

         Because excessive trading (including short-term "market timing" trading) can hurt a Fund's performance, each Fund may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Fund's assets or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

         In addition, a Fund reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and may therefore be refused.

                        DETERMINATION OF NET ASSET VALUE

         The Trust is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). Each Fund calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Trustees.

         Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices. Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, including instances where quotations are considered unreliable or where significant events affecting the price of a security have occurred since the last available quotation, securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective Fund's total assets.

         A Fund's liabilities, including proper accruals of expense items, are deducted from total assets.

                                PERFORMANCE DATA

         Each Fund may advertise performance data that reflects various measures of total return and the Balanced Assets Fund may advertise data that reflects yield. An explanation of the data presented and the methods of computation that will be used are as follows.

         A Fund's performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, including, but not limited to, stocks, bonds, certificates of deposit, money market funds and U.S. Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

         Average annual total return is determined separately for Class A, Class B, Class II, Class I and Class Z shares in accordance with a formula specified by the SEC. Average annual total return is computed by finding the average annual compounded rates of return for the 1-, 5-, and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                                 P(1 + T)/n/ = ERV

         P        =        a hypothetical initial purchase payment of $1,000
         T        =        average annual total return
         N        =        number of years
         ERV      =        ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10- year periods (or fractional portion thereof).

         The above formula assumes that:

                  a. The maximum sales load (i.e., either the front-end sales load in the case of the Class A shares or Class II shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B or Class II shares) is deducted from the initial $1,000 purchase payment;

                  b. All dividends and distributions are reinvested at net asset value; and

                  c. Complete redemption occurs at the end of the 1-, 5-, or 10- year periods or fractional portion thereof with all nonrecurring charges deducted accordingly.

                  The Funds' average annual total return for the 1-, 5- and 10-year periods (or from date of inception, if sooner) ended September 30, 2001 is presented below. No performance information is shown for Class I or Class Y of any Fund since they had not commenced operations as of the end of the most recent fiscal year; however, information for those classes is computed in the same manner as described herein.

-----------------------------------------------------------------------------------------------------------------
Class A Shares                         Since Inception         1 Year                5 Years             10 Years
--------------                         ---------------         ------                -------             --------
-----------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                   8.44%/1/                  -45.52%             6.91%                 -
-----------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund              10.81%/2/                  -60.58%             7.14%              10.03%
-----------------------------------------------------------------------------------------------------------------
New Century Fund                       10.14%/3/                  -57.40%             0.37%               9.77%
-----------------------------------------------------------------------------------------------------------------
Growth and Income Fund                 11.44%/4/                  -42.85%             6.22%                 -
-----------------------------------------------------------------------------------------------------------------
Balanced Assets Fund                    7.26%/5/                  -32.36%             5.42%                 -
-----------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street Fund             -4.61%/6/                    4.30%               -                   -
-----------------------------------------------------------------------------------------------------------------
International Equity Fund*             -5.79%/7/                  -36.69%               -                   -
-----------------------------------------------------------------------------------------------------------------


(1)      Date of inception: October 8, 1993.

(2)      Date of inception: January 28, 1987

(3)      Date of inception: January 28, 1987.

(4)      Date of inception: July 1, 1994.

(5)      Date of inception: September 24, 1993.

(6)      Date of inception: June 8, 1998.

(7)      Date of inception: November 9, 1996.

*Reflects performance of the Prior International Fund for the periods shown.

___________________

----------------------------------------------------------------------------------------------------------------
Class  B Shares                        Since Inception         1 Year         5 Years             10 Years
---------------                        ---------------         ------         -------             --------
----------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                         9.57%/1/           -45.52%            7.14%              10.24%
----------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                     8.08%/2/           -60.58%            7.32%                 -
----------------------------------------------------------------------------------------------------------------
New Century Fund                              6.89%/3/           -57.40%            0.54%                 -
----------------------------------------------------------------------------------------------------------------
Growth and Income Fund                       11.71%/4/           -42.85%            6.49%                 -
----------------------------------------------------------------------------------------------------------------
Balanced Assets Fund                          9.91%/5/           -32.36%            5.70%               8.13%
----------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street Fund                   -4.41%/6/             4.30%              -                   -
----------------------------------------------------------------------------------------------------------------
International Equity Fund *                  -5.64%/7/           -36.69%              -                   -
----------------------------------------------------------------------------------------------------------------


(1) Date of inception: March 13, 1985.

(2) Date of inception: October 4, 1993.

(3) Date of inception: September 24, 1993.

(4) Date of inception: July 6, 1994.

(5) Date of inception: January 29, 1985.

(6) Date of inception: June 8, 1998.

(7) Date of inception: November 9, 1996.


----------------------------------------------------------------------------------------------------------------
Class II Shares                        Since Inception         1 Year         5 Years             10 Years
---------------                        ---------------         ------         -------             --------
----------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                         -8.84%/3/          -43.72%              -                   -
----------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                     -3.59%/3/          -59.32%              -                   -
----------------------------------------------------------------------------------------------------------------
New Century Fund                               0.15%/1/          -56.05%              -                   -
----------------------------------------------------------------------------------------------------------------
Growth and Income Fund                        -0.84%/1/          -41.08%              -                   -
----------------------------------------------------------------------------------------------------------------
Balanced Assets Fund                          -7.28%/3/          -30.24%              -                   -
----------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street Fund                    -3.82%/2/            7.21%              -                   -
----------------------------------------------------------------------------------------------------------------
International Equity Fund *                   -5.99%/4/          -34.95%              -                   -
----------------------------------------------------------------------------------------------------------------



(1) Date of inception: February 2, 1998.

(2) Date of inception: June 8, 1998.

(3) Date of inception: February 2, 1999.

(4) Date of inception: March 6, 1997.

*Reflects performance of the previously designated Class C shares of the Prior International Fund for the periods shown.

-------------------------------------- ---------------------- --------------- ------------------- ------------------
Class Z Shares                         Since Inception         1Year          5 Years             10 Years
--------------                         ---------------         -----          -------             --------
-------------------------------------- ---------------------- --------------- ------------------- ------------------
New Century Fund                              1.84%1             -54.62%              -                   -
-------------------------------------- ---------------------- --------------- ------------------- ------------------
Growth and Income Fund                        -2.36%2            -39.10%              -                   -
-------------------------------------- ---------------------- --------------- ------------------- ------------------

(1) Date of inception: October 7, 1996.

(2) Date of inception: April 15, 1998.



         Each Fund may advertise cumulative, rather than average return, for each class of its shares for periods of time other than the 1-, 5-, and 10-year periods or fractions thereof, as discussed above. Such return data will be computed in the same manner as that of average annual total return, except that the actual cumulative return will be computed.

Comparisons

         Each Fund may compare its total return or yield to similar measures as calculated by various publications, services, indices, or averages. Such comparisons are made to assist in evaluating an investment in a Fund. The following references may be used:

                   . Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks (Dow Jones Transportation Average). Comparisons of performance assume reinvestment of dividends.

                   . Standard & Poor's 500 Composite Stock Price Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

                   . Standard & Poor's 100 Stock Index -- an unmanaged index based on the prices of 100 blue chip stocks, including 92 industrials, one utility, two transportation companies, and five financial institutions. The Standard & Poor's 100 Stock Index is a smaller, more flexible index for options trading.

                   . The NYSE composite or component indices -- unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

                   . Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

                   . Lipper: Mutual Fund Performance Analysis, Fixed Income Analysis, and Mutual Fund Indices -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

                   . CDA Mutual Fund Report, published by CDA Investment Technologies, Inc., analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

                   . Mutual Fund Source Book, Principia, and other publications and information services provided by Morningstar, Inc. -- analyzes price, risk and total return for the mutual fund industry.

                   . Financial publications: Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Pension and Investment Age, United Mutual Fund Selector, and Wiesenberger Investment Companies Service, and other publications containing financial analyses that rate mutual fund performance over specified time periods.

                   . Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of periodic change in the price of goods and services in major expenditure groups.

                   . Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates -- historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

                   . Savings and Loan Historical Interest Rates as published in the U.S. Savings & Loan League Fact Book.

                   . Shearson-Lehman Municipal Bond Index and Government/Corporate Bond Index -- unmanaged indices that track a basket of intermediate and long-term bonds. Reflect total return and yield and assume dividend reinvestment.

                   . Salomon GNMA Index published by Salomon Brothers Inc. -- Market value of all outstanding 30-year GNMA Mortgage Pass-Through Securities that includes single family and graduated payment mortgages.

                   . Salomon Mortgage Pass-Through Index published by Salomon Brothers Inc. -- Market value of all outstanding agency mortgage pass-through securities that includes 15- and 30-year FNMA, FHLMC and GNMA Securities.

                   . Value Line Geometric Index-- broad based index made up of approximately 1700 stocks each of which have an equal weighting.

                   . Morgan Stanley Capital International EAFE Index -- an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

                   . Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or more in market capitalization. The index is priced monthly.

                   . Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated "AA" or "AAA." It is a value-weighted, total return index, including approximately 800 issues.

                   . Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated "BBB" or better, U.S. Treasury/agency issues and mortgage pass-through securities.

                   . Salomon Brothers World Bond Index -- measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:


                           Australian Dollars             Netherlands Guilders

                           Canadian Dollars               Swiss Francs

                           European Currency Units        UK Pound Sterling

                           French Francs                  U.S. Dollars

                           Japanese Yen                   German Deutsche Marks

                   . J.P. Morgan Global Government Bond Index -- a total return, market capitalization-weighted index, rebalanced monthly, consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom, and the U.S.

                   . Shearson Lehman Long-Term Treasury Bond Index -- is comprised of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

                   . NASDAQ Industrial Index -- is comprised of more than 3,000 industrial issues. It is a value-weighted index calculated on pure change only and does not include income.

                   . The MSCI Combined Far East Free ex Japan Index -- a market capitalization-weighted index comprised of stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in this index at 20% of its market capitalization.

                   . First Boston High Yield Index -- generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

                   . Morgan Stanley Capital International World Index -- An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the U.S.

                   . Russell 3000 and 2000 Index -- represents the top 3,000 and the next 2,000 stocks, respectively, traded on the NYSE, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.

                   . Russell Mid-Cap Growth Index -- contains those Russell Mid-Cap securities with a greater-than-average growth orientation. The stocks are also members of the Russell 1000 Growth Index, the securities in which tend to exhibit higher price-to-book and price earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

                   . Russell 1000 Index -- measures the performance of the 1,000 largest U.S. companies based on total market capitalization, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $14.1 billion; the median market capitalization was approximately $4.1 billion. The smallest company in the index had an approximate market capitalization of $1.6 billion.

                   . Russell Mid-Cap Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion. The largest company in the index has an approximate market capitalization of $13 billion.

                   . Russell 2000 Growth Index-- measures the performance of those Russell 2000 companies with higher price-to -book ratios and higher forecasted growth values.

                   . NASDAQ Composite Index-- is a market value-weighted index composed of over 5,000 domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market.

                   . Russell 3000 Growth Index-- measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

                   . Lehman Brothers Aggregate Bond Index -- represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

                   . Lehman Brothers Intermediate Government Index -- represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers

                   . the U.S. investment grade fixed rate bond market, with index components for government in the intermediate maturity range.

                   . Russell 1000 Value Index-- measures the performance of those Russell 1000 companies with lower price-to -book ratios and lower forecasted growth values.

                   . Wilshire Large Cap Value Index -- measures large-cap stocks that exhibit value characteristics. This is a market cap weighted index including a selection of securities from the Wilshire Large Cap 750 Index that meet Wilshire's criteria for value.

         In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its figures. Specifically, a Fund may compare its performance to that of certain indices that include securities with government guarantees. However, a Fund's shares do not contain any such guarantees. In addition, there can be no assurance that a Fund will continue its performance as compared to such other standards.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

         Dividends from net investment income, if any, and the excess of net realized long-term capital gains over net short-term capital losses ("capital gain distributions"), if any, will be distributed to the registered holders at least annually. With respect to capital gain distributions, each Fund's policy is to offset any prior year capital loss carry forward against any realized capital gains, and, accordingly, no distribution of capital gains will be made until gains have been realized in excess of any such loss carry forward.

         Dividends and distributions will be paid in additional Fund shares based on the net asset value at the Fund's close of business on the dividend date or, unless the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in excess of $10 in cash.

Taxes

         Each Fund is qualified, intends to remain qualified and elects to be treated as a regulated investment company ("RICs") under Subchapter M of the Code for each taxable year. As long as each Fund so qualifies, each Fund (but not its shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and realized net capital gains that it distributes to shareholders. Each Fund intends to distribute substantially all of such income.

         In order to remain qualified as a RIC, each Fund generally must, among other things, (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of each Fund's assets is represented by cash and cash items, government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount no greater than 5% of each Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

         As a RIC, each Fund will not be subject to U.S. Federal income tax on its income and net capital gains that it distributes provided that it distributes to shareholders an amount equal to at least 90% of its investment company taxable income, and 90% of its net tax exempt interest income, for the taxable year. Each Fund intends to distribute sufficient income to meet this qualification requirement.

         Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, i.e., net long-term capital gains in excess of its short-term capital losses for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it actually is paid during the calendar year or if it is declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by each Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, in the calendar year in which such dividend is declared rather than on the date on which the distributions are received.

         Dividends paid by each Fund from its ordinary income and distributions of each Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income, whether or not reinvested. The portion of such ordinary income dividends received from each Fund that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Fund's gross income, exclusive of capital gains from the sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year.

         Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain taxable at the maximum rate of 20% if such shares were held for more than one year. A further reduction in the capital gains tax rate may be available with respect to the sale of shares acquired after December 31, 2000 and held for more than five years. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. To the extent not disallowed, any such loss will be treated as long-term capital loss if such shares were held for more than one year. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

         Generally, any loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of such Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

         Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of that Fund's assets to be invested in various countries is not known. It is not anticipated that any Fund, with the exception of the International Equity Fund, will qualify to pass through to its shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid by such Fund.

         Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

         The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Fund may write, purchase or sell. Such options and contracts are classified as
Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of
Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in over-the-counter options written by a Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions in over-the-counter options purchased by such Fund generally has the same character as the property to which the option relates as in the hands of such Fund (or would have if acquired by the Fund). When call options written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.

         A substantial portion of each Fund's transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) "conversion transaction" rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

         Code Section 1259 requires the recognition of gain (but not loss) if a Fund makes a "constructive sale" of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or identical property short, or enters into other similar transactions.

         The Growth and Income Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

         A Fund may be required to backup withhold U.S. Federal income tax at the rate of 30.5% through the year 2001, 30% in the years 2002 and 2003, 29% in the years 2004 and 2005, and 28% in the year 2006 and thereafter of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.

         Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in each Fund. Qualification as a regulated investment company under the

Code for tax purposes does not entail government supervision of management and investment policies.

                                RETIREMENT PLANS

         Shares of the Funds may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans

         Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Tax-Sheltered Custodial Accounts

         Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts

         Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a "Traditional IRA"), including an account under a Simplified Employee Pension Plan, commonly referred to as a "SEP-IRA". Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension ("SARSEP")

         A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees ("SIMPLE IRA")

         This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA

         Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Education IRA

         Education IRAs were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute up to $500 ($2,000 after 2001) each year to an Education IRA on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

                              DESCRIPTION OF SHARES

         Ownership of the Trust is represented by transferable shares of beneficial interest. The Declaration of Trust of the Trust (the "Declaration of Trust") permits the Trustees to issue an unlimited number of full and fractional shares, $.01 par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

         Currently, seven series of shares of the Trust have been authorized pursuant to the Declaration of Trust: the Blue Chip Growth Fund, the Growth Opportunities Fund, the New Century Fund, the Growth and Income Fund, the Balanced Assets Fund, "Dogs" of Wall Street Fund and International Equity Fund. The "Dogs" of Wall Street Fund has been divided into three classes of shares, designated as Class A, Class B and Class II shares. The Growth Opportunities Fund has been divided into five classes of shares, designated as Class A, Class B, Class II, Class I and Class Y. The Balanced Assets Fund, Blue Chip Growth Fund and International Equity Fund have each been divided into four classes of shares, designated as Class A, Class B, Class II and Class I shares. The New Century Fund and Growth and Income Fund have been divided into five classes of shares, designated as Class A, Class B, Class II, Class I and Class Z shares. The Trustees may authorize the creation of additional series of shares so as to be able to offer to investors additional investment portfolios within the Trust that would operate independently from the Trust's present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Trust's shares represents the interests of the shareholders of that series in a particular portfolio of Trust assets. In addition, the Trustees may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

         Shareholders are entitled to a full vote for each full share held. The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees, and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees. Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Also, a shareholders' meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust. In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All series of shares will vote with respect to certain matters, such as election of Trustees. When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Fund's policies, only shareholders of the series affected by the matter may be entitled to vote.

         All classes of shares of a given Fund are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and an ongoing account maintenance and service fee, (iii) Class B shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class II shares are subject to an initial sales charge, a CDSC, a distribution fee and an ongoing account maintenance and service fee; (v) Class B shares convert automatically to Class A shares on the first business day of the month eight years after the purchase of such Class B shares, (vi) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, (vii) Class I shares are not subject to any sales charge or any distribution fee and are offered exclusively to certain institutions and to the SunAmerica Aggressive Growth, Moderate Growth and Conservative Growth LifeStage Funds, (viii) Class Z shares are not subject to any sales charge or any distribution fee, (ix) Class Y shares are not subject to any sales charge or any distribution, account maintenance or service fee, and
(x) each class of shares will be exchangeable only into the same class of shares of any of the other Funds or other SAMFs, not including SunAmerica Senior Floating Rate Fund that offers that class. All shares of the Trust issued and outstanding and all shares offered by each Prospectus when issued are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust. In addition, shares have no conversion rights, except as described above.

         The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust. The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

         Under Massachusetts law, shareholders of a trust, such as the Trust, in certain circumstances may be held personally liable as partners for the obligations of the trust. However the Declaration of Trust, pursuant to which the Trust was organized, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's property for any shareholder held personally liable for any Trust obligation. Thus the risk of a shareholder being personally liable as a partner for obligations of the Trust, is limited to the unlikely circumstance in which the Trust itself would be unable to meet its obligations.

                             ADDITIONAL INFORMATION

Computation of Offering Price per Share

         The following is the offering price calculation for each Class of shares of the Funds, based on the value of each Fund's net assets as of September 30, 2001. The offering price calculation for the International Equity Fund is based on the value of the Fund's net assets as of October 31, 2001. No offering price calculation is shown for Class I since Class I has not yet commenced operations and therefore has no assets as of the date of this Statement of Additional Information. There are no sales charges for Class I shares and therefore the offering price for Class I of each Fund will be computed by dividing its net assets by the number of shares outstanding.


-------------------------------------------------------------------------------------------------------------------------------
                                                   Blue Chip Growth Fund**
                                                   -----------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                Class A             Class B               Class II              Class Z
                                                -------             -------               --------              -------
-------------------------------------------------------------------------------------------------------------------------------
Net Assets                                       $82,523,406           $34,648,968            $6,126,908                     -
-------------------------------------------------------------------------------------------------------------------------------
Number of Shares Outstanding                       5,749,268             2,621,183               463,909                     -
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share (net assets                                                                                        -
divided by number of shares)                          $14.35                $13.22                $13.21
-------------------------------------------------------------------------------------------------------------------------------
Sales Charge

         for Class A Shares: 5.75% of
         offering price (6.10% of net asset
         value per share)*                              0.88                     -                     -                     -

         for Class II Shares: 1.00% of
         offering price (1.01% of net
         asset value per share)*                           -                     -                  0.13                     -
-------------------------------------------------------------------------------------------------------------------------------
Offering Price                                        $15.23                     -                $13.34                     -
-------------------------------------------------------------------------------------------------------------------------------

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
+ Class C shares (which were redesignated as Class II shares) commenced on February 2, 1998. Class II shares are subject to an initial sales charge and may be subject to a contingent deferred sales charge on redemption of shares.

-------------------------------------------------------------------------------------------------------------------------------
                                                 Growth Opportunities Fund**
                                                 -------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                Class A             Class B               Class II              Class Z
                                                -------             -------               --------              -------
-------------------------------------------------------------------------------------------------------------------------------
Net Assets                                       $89,935,377           $54,902,240           $31,594,038                     -
-------------------------------------------------------------------------------------------------------------------------------
Number of Shares Outstanding                       5,832,729             3,877,010             2,232,875                     -
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share (net assets                                                                                        -
divided by number of shares)                          $15.42                $14.16                $14.15
-------------------------------------------------------------------------------------------------------------------------------
Sales Charge

         for Class A Shares: 5.75% of
         offering price (6.10% of net asset
         value per share)*                              0.94                     -                     -                     -

         for Class II Shares: 1.00% of
         offering price (1.01% of n asset value
         per share)*                                       -                     -                  0.14                     -
-------------------------------------------------------------------------------------------------------------------------------
Offering Price                                        $16.36                     -                $14.29                     -
-------------------------------------------------------------------------------------------------------------------------------

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
+ Class C shares (which were redesignated as Class II shares) commenced on February 2, 1998. Class II shares are subject to an initial sales charge and may be subject to a contingent deferred sales charge on redemption of shares.

-------------------------------------------------------------------------------------------------------------------
                                                                 New Century Fund**
                                                                 ----------------
-------------------------------------------------------------------------------------------------------------------
                                                 Class A           Class B         Class II +         Class Z
                                                 -------           -------         --------           -------
-------------------------------------------------------------------------------------------------------------------
Net Assets                                       $101,690,608       $39,577,018       $4,508,315        $1,441,571
-------------------------------------------------------------------------------------------------------------------
Number of Shares Outstanding                        7,698,186         3,300,069          376,825           104,458
-------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Shares (net assets
divided by number of shares)                           $13.21            $11.99           $11.96            $13.80
-------------------------------------------------------------------------------------------------------------------
Sales Charge

          for Class A Shares: 5.75% of
          offering price (6.10% of net
          asset value per share)*                        0.81                 -                -                 -

          for Class II Shares: 1.00% of
          offering price (1.01% of net                      -                 -             0.12                 -
          asset value per share)*
-------------------------------------------------------------------------------------------------------------------
Offering Price                                         $14.02                 -           $12.08                 -
-------------------------------------------------------------------------------------------------------------------

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class Z shares are not subject to an initial charge. Class B shares may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
+ Class C shares (which were redesignated as Class II shares) commenced on February 2, 1998. Class II shares are subject to an initial sales charge and may be subject to a contingent deferred sales charge on redemption of shares.

-------------------------------------------- ----------------------------------------------------------------------
                                                                   Growth and Income Fund**
                                                                   ----------------------
-------------------------------------------------------------------------------------------------------------------
                                                 Class A                Class B       Class II +           Class Z
                                                 -------                -------       --------             -------
-------------------------------------------------------------------------------------------------------------------
Net Assets                                        $75,794,884       $99,012,343      $28,282,855          $309,411
-------------------------------------------------------------------------------------------------------------------
Number of Shares Outstanding                        6,822,826         9,252,844        2,648,184            27,294
-------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Shares (net assets
divided by number of shares)                           $11.11            $10.70           $10.68            $11.34
-------------------------------------------------------------------------------------------------------------------
Sales Charge

          for Class A Shares: 5.75% of
          offering price (6.10% of net
          asset value per share)*                        0.68                 -                -                 -


          for Class II Shares: 1.00% of
          offering price (1.01% of net                                        -             0.11                 -
          asset value per share)*                           -
-------------------------------------------------------------------------------------------------------------------
Offering Price                                         $11.79                 -           $10.79                 -
-------------------------------------------------------------------------------------------------------------------

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class Z shares are not subject to an initial charge. Class B shares may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase. + Class C shares (which were redesignated as Class II shares) commenced on February 2, 1998. Class II shares are subject to an initial sales charge and may be subject to a contingent deferred sales charge on redemption of shares.

-------------------------------------------------------------------------------------------------------------------
                                                                     Balanced Assets Fund
                                                                     --------------------
-------------------------------------------------------------------------------------------------------------------
                                                 Class A                Class B       Class II +           Class Z
                                                 -------                -------       --------             -------
-------------------------------------------------------------------------------------------------------------------
Net Assets                                       $229,608,730       $95,473,470      $24,449,769                 -
-------------------------------------------------------------------------------------------------------------------
Number of Shares Outstanding                       17,344,292         7,233,465        1,850,372                 -
-------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Shares (net assets                                                                           -
divided by number of shares)                           $13.24            $13.20           $13.21
-------------------------------------------------------------------------------------------------------------------
Sales Charge


          for Class A Shares: 5.75% of
          offering price (6.10% of net
          asset value per share)*                        0.81                 -                -                 -

          for Class II Shares: 1.00% of
          offering price (1.01% of net                      -                 -             0.13                 -
          asset value per share)*
------------------------------------------------------------------------------------------------------------------
Offering Price                                         $14.05                 -           $13.34                 -
-------------------------------------------------------------------------------------------------------------------

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class Z shares are not subject to an initial charge. Class B shares may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
+  The offering of shares of "Dogs" of Wall Street Fund commenced on June 1,
   1998.
++ Class C shares (which were redesignated as Class II shares) commenced on February 2, 1998. Class II shares are subject to an initial sales charge and may be subject to a contingent deferred sales charge on redemption of shares.

-------------------------------------------------------------------------------------------------------------------
                                                                  "Dogs" of Wall Street Fund
                                                                  --------------------------
-------------------------------------------------------------------------------------------------------------------
                                                 Class A                Class B       Class II +           Class Z
                                                 -------                -------       --------             -------
-------------------------------------------------------------------------------------------------------------------
Net Assets                                         $7,982,562       $21,673,871      $21,792,823                 -
-------------------------------------------------------------------------------------------------------------------
Number of Shares Outstanding                          766,691         2,093,487        2,105,171                 -
-------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Shares (net assets                                                                           -
divided by number of shares)                           $10.41            $10.35           $10.35
-------------------------------------------------------------------------------------------------------------------
Sales Charge

          for Class A Shares: 5.75% of
          offering price (6.10% of net
          asset value per share)*                        0.64                 -                -                 -

          for Class II Shares: 1.00% of
          offering price (1.01% of net                      -                 -             0.10                 -
          asset value per share)*
-------------------------------------------------------------------------------------------------------------------
Offering Price                                         $11.05                 -           $10.45                 -
-------------------------------------------------------------------------------------------------------------------

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class Z shares are not subject to an initial charge. Class B shares may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
+  The offering of shares of "Dogs" of Wall Street Fund commenced on June 1,
   1998.
++ Class C shares (which were redesignated as Class II shares) commenced on February 2, 1998. Class II shares are subject to an initial sales charge and may be subject to a contingent deferred sales charge on redemption of shares.

-------------------------------------------------------------------------------------------------------------------
                                                                  International Equity Fund**
                                                                  -------------------------
-------------------------------------------------------------------------------------------------------------------
                                                 Class A                Class B       Class II +           Class Z
                                                 -------                -------       --------             -------
-------------------------------------------------------------------------------------------------------------------
Net Assets                                        $24,407,473       $26,747,287      $12,949,174                 -
-------------------------------------------------------------------------------------------------------------------
Number of Shares Outstanding                        2,749,576         3,122,104        1,511,586                 -
-------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Shares (net assets                                                                           -
divided by number of shares)                            $8.88             $8.57            $8.57
-------------------------------------------------------------------------------------------------------------------
Sales Charge

          for Class A Shares: 5.75% of
          offering price (6.10% of net
          asset value per share)*                        0.54                 -                -                 -

          for Class II Shares: 1.00% of
          offering price (1.01% of net                      -                 -             0.09                 -
          asset value per share)*
-------------------------------------------------------------------------------------------------------------------
Offering Price                                          $9.42                 -            $8.66                 -
-------------------------------------------------------------------------------------------------------------------

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial charge. Class B shares may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase. + Information shown is for the Prior International Fund.
++ Class C shares (which were redesignated as Class II shares) commenced on April 1, 1999. Class II shares are subject to an initial sales charge and may be subject to a contingent deferred sales charge on redemption of shares.

Reports to Shareholders

         The Trust sends audited annual and unaudited semi-annual reports to shareholders of each of the Funds. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Trust to confirm transactions in the account.

Custodian and Transfer Agency

         State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as custodian and as Transfer Agent for the Funds and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Trust. Transfer agent functions are performed for State Street, by National Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972, an affiliate of State Street.

Independent Auditors and Legal Counsel

         Ernst & Young LLP, 787 Seventh Avenue, New York, NY 10019, serves as the Trust's independent auditors and in that capacity examines the annual financial statements of the Trust. For financial statement periods prior to October 31, 2001, PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, served as the independent auditor to the International Equity Fund. The firm of Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022, serves aslegal counsel to the Trust.

                              FINANCIAL STATEMENTS

         The Trust's audited financial statements are incorporated into this Statement of Additional Information by reference to its 2001 annual report to shareholders. The audited financial statements of the International Equity Portfolio of Style Select Series, Inc. (the Prior International Fund), which was reorganized into the International Equity Fund on November 16, 2001, are incorporated by reference to its 2001 annual report to shareholders. You may request a copy of the Trust's annual report (and of the annual report of International Equity Portfolio of SunAmerica Style Select Series, Inc.) at no charge by calling (800) 858-8850 or writing the Trust at SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204.

                                    APPENDIX

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

Description of Moody's Corporate Ratings

         Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

         A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

         Ca Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

Description of Moody's Commercial Paper Ratings

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         --       Leading market positions in well-established industries
         --       High rates of return on funds employed
         --       Conservative capitalization structures with moderate reliance on debt and ample asset protection
         --       Broad margins in earnings coverage of fixed financial charges and high internal cash generation
         --       Well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

         Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Description of Standard & Poor's Corporate Debt Ratings

         A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

         The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation: (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

         A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

                  Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C The rating C is typically applied to debt subordinated to senior debt assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

         CI The rating CI is reserved for income bonds on which no interest is being paid.

         D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

         Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.


         L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

         * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

         NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Debt Obligations of Issuers outside the U.S. and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

         Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Description of Standard & Poor's Commercial Paper Ratings

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

         A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

         A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

         B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

         C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

         The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                     PART C
                               OTHER INFORMATION

Item 23.  Exhibits.

          (a) (i) Declaration of Trust, as amended. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 12, 1996.

          (a) (ii) Amendment to Declaration of Trust. Incorporated herein by reference to Exhibit 1(c) of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-14 (File No. 333-67880) filed on October 3, 2001.

          (b) By-Laws, as amended. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 12, 1996.

          (c) Instruments Defining the Rights of Shareholders. Incorporated herein by reference to Exhibits (a) and (b) above.

          (d) (i) Investment Advisory and Management Agreement. Incorporated by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A
                    (File No. 33-8021) filed on November 16, 2001.


              (ii) Subadvisory Agreement between SunAmerica Asset Management Corp. ("SAAMCo") and American International Group Global Investment Corp. ("AIGGIC"). Incorporated by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on November 16, 2001.

          (e) (i) Distribution Agreement. Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on
                    January 29, 1999.

              (ii)  Form of Selling Agreement. Filed herewith.

          (f) Directors'/Trustees' Retirement Plan. Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

          (g) Custodian Contract, as amended. Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

          (h) (i) Transfer Agency and Service Agreement. Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

              (ii) Service Agreement, as amended. Incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

              (iii) Form of Administrative and Shareholder Services Agreement.
                    Incorporated herein by reference to Exhibit (h)(iii) of Post-Effective Amendment No. 31 to SunAmerica Style Select Series, Inc.'s Registration Statement on Form N-1A (File No. 333-11283) filed on November 2, 2001.

          (i)  Opinion and Consent of Counsel. Filed herewith.

          (j)(i)   Consent of Ernst & Young LLP. Filed herewith.

             (ii)  Consent of PricewaterhouseCoopers LLP. Filed herewith.

            (iii)  Consent of PricewaterhouseCoopers LLP. Filed herewith.

             (iv) Report of Independent Accountants. Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 31, 2001.

          (k)  Inapplicable.

          (l)  Inapplicable.

          (m)  (i)   Form of Distribution Plan pursuant to Rule 12b-1 (Class A
                     shares). Incorporated herein by reference to Post-Effective
                     Amendment No. 25 to Registrant's Registration Statement on
                     Form N-1A (File No. 33-8021) filed on January 29, 1999.

               (ii) Form of Distribution Plan pursuant to Rule 12b-1 (Class B shares). Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 29, 1999.

               (iii) Form of Distribution Plan pursuant to Rule 12b-1 (Class II shares). Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 29, 1999.

          (n)  Inapplicable

          (o) (i) Amended and Restated Plan Pursuant to Rule 18f-3. Filed herewith.

               (ii) Power of Attorney. Incorporated herein by reference to
                    Exhibit O(ii) of Post-Effective Amendment No. 31 to SunAmerica Style Select Series, Inc.'s Registration Statement on Form N-1A (File No. 333-11283) filed on November 2, 2001.


          (p) (i) Code of Ethics for SunAmerica Asset Management Corp. and SunAmerica Capital Services, Inc. Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 31, 2001.

               (ii) Code of Ethics for AIGGIC. Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on November 16, 2001.

Item 24.  Persons Controlled By or Under Common Control with Registrant.

          There are no persons controlled by or under common control with Registrant.

Item 25.  Indemnification.

     5.1  Indemnification of Trustees, Officers, Employees and Agents.
          -----------------------------------------------------------

          (a) [SunAmerica Equity Funds (the "Trust")] The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust or any of its shareholders) by reason of the fact that he is or was a Trustee, officer, employee or agent of the Trust. The indemnification shall be against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with the action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under 485(b) under the Securities Act and has duly caused the Post-Effective Amendment No. 34 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 29th day of January, 2002.



                                         SUNAMERICA EQUITY FUNDS

                                         By:          *
                                            -----------------------------
                                              Peter A. Harbeck
                                              President and Director

     Pursuant to the requirements of the Securities Act of 1933, the Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated:




        Signatures                                        Title                                                       Date
        ----------                                        -----                                                       ----

              *
---------------------------------    President and Trustee (Principal Executive Officer)
Peter A. Harbeck

              *
------------------------------       Treasurer  (Principal Financial and Accounting Officer)
Peter C. Sutton

              *
------------------------------       Trustee
S. James Coppersmith

              *
------------------------------       Trustee
Samuel M. Eisenstat

              *
------------------------------       Trustee
Stephen J. Gutman

              *
------------------------------       Trustee
Sebastiano Sterpa

 /s/ Peter E. Pisapia                                                                                          January 29, 2002
------------------------------
Peter E. Pisapia, Attorney-in-Fact



                                 Exhibit Index
                                 -------------

        (e)(ii)   Form of Selling Agreement.

        (i)       Opinion and Consent of counsel.

        (j)(i)    Consent of Ernst & Young LLP.

        (j)(ii)   Consent of PricewaterhouseCoopers LLP.

        (j)(iii)  Consent of PricewaterhouseCoopers LLP.

        (o)(i)    Plan Pursuant to Rule 18F-3.